As filed with the Securities and Exchange Commission on
                               July 30, 1999
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                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
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                                FORM N-1A
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     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /
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                         Pre-Effective Amendment No.   /   /
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                   Post-Effective Amendment No. 10    / X /
                                    and
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     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY    / X /
                                 ACT OF 1940
                                   -------
                                      Amendment No. 12    / X /
                       (Check appropriate box or boxes)   ----
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                       PUTNAM ARIZONA TAX EXEMPT INCOME FUND
                     (Registration No. 33- 37992; 811- 6258)
                (Exact name of registrant as specified in charter)
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     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /
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                              Pre-Effective Amendment No.   /   /
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                       Post-Effective Amendment No. 10    / X /
                                          and
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     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY    / X /
                                   ACT OF 1940    ----
                                       ----
                                      Amendment No. 11    / X /
                           (Check appropriate box or boxes)   ----
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     PUTNAM FLORIDA TAX EXEMPT INCOME FUND
     (Registration No. 33-35677; 811-6129)
     (Exact name of registrant as specified in charter)
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     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /
                                   --------
     Pre-Effective Amendment No.   /   /
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     Post-Effective Amendment No. 19    / X /

                                   and  --------
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY    / X /
     ACT OF 1940
                                   --------
     Amendment No. 21    / X /
     (Check appropriate box or boxes)   ----
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     PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
     Registration No. 33-5416; 811-4518
     (Exact name of registrant as specified in charter)
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     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /
     ----
      ----
     Pre-Effective Amendment No.   /   /
     ----
     ----
     Post-Effective Amendment No. 19    / X /
     and  ----
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     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY    / X /
     ACT OF 1940    ----
      ----
     Amendment No. 21    / X /
     (Check appropriate box or boxes)   ----
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     PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
     Registration No. 33-8923; 811-4529
     PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
     Registration No. 33-8916; 811-4527
     PUTNAM OHIO TAX EXEMPT INCOME FUND
     Registration No. 33-8924; 811-4528
     (Exact name of registrant as specified in charter)

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /
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     Pre-Effective Amendment No.   /   /
     --------
     Post-Effective Amendment No. 10    / X /
     and  --------
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY    / X /
     ACT OF 1940    --------
     Amendment No. 12    / X /
     (Check appropriate box or boxes)   ----
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     PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
     (Registration No. 33-32550; 811-5977)
     (Exact name of registrant as specified in charter)
                                   ----
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /
                                   --------
     Pre-Effective Amendment No.   /   /
     --------
     Post-Effective Amendment No. 12    / X /
     and  -------
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY    / X /
     ACT OF 1940    --------
     Amendment No. 13    / X /
     (Check appropriate box or boxes)   ----
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     PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
     (Registration No. 33-28321; 811-5802)
     (Exact name of registrant as specified in charter)

     One Post Office Square, Boston, Massachusetts 02109
     (Address of principal executive offices)
     Registrants' Telephone Number, including Area Code (617) 292-1000

     It is proposed that this filing will become effective
     (check appropriate box)
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/   /     immediately upon filing pursuant to paragraph (b)
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/     /        on (dates) pursuant to paragraph (b)
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/   /     60 days after filing pursuant to paragraph (a)(1)
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/ X /     on September 30, 1999 pursuant to paragraph (a)(1)
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/   /     75 days after filing pursuant to paragraph (a)(2)
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/   /     on (date) pursuant to paragraph (a)(2) of Rule 485.
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 If appropriate, check the following box:
 ----
/   /     this post-effective amendment designates a new
----      effective date for a previously filed post-effective
amendment.
                            --------------
     JOHN R. VERANI, Vice President
     PUTNAM ARIZONA TAX EXEMPT INCOME FUND
     PUTNAM FLORIDA TAX EXEMPT INCOME FUND
      PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
      PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
      PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
     PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
      PUTNAM OHIO TAX EXEMPT INCOME FUND
     PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
     One Post Office Square
     Boston, Massachusetts 02109
     (Name and address of agent for service)
     ---------------
     Copy to:
     JOHN W. GERSTMAYR, Esquire
     ROPES & GRAY
     One International Place
     Boston, Massachusetts 02110
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    Prospectus
     SEPTEMBER 30, 1999
PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM FLORIDA TAX EXEMPT INCOME FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
CLASS A, B AND M SHARES
INVESTMENT CATEGORY: TAX-EXEMPT
This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.
Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages these funds.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

     CONTENTS
2    Fund summaries
2    Goals
2    Main investment strategies
2    Main risks
3    Performance information
7    Fees and expenses
9     What are the funds' main investment strategies and related risks?
19   Who manages each fund?
20   How does each fund price its shares?
20   How do I buy fund shares?
24   How do I sell fund shares?
28   How do I exchange fund shares?
29   Fund distributions and taxes
31   Financial highlights


s
BOSTON ( LONDON ( TOKYO

FUND SUMMARIES
GOALS
Each fund seeks as high a level of current income exempt from federal income tax and personal income tax (if any) of its respective state as Putnam Management believes is consistent with preservation of capital.
MAIN INVESTMENT STRATEGIES - TAX-EXEMPT SECURITIES
Generally the funds' investments are
* bonds and other debt the interests on which is exempt from federal income tax and personal income tax (if any) of its respective state (commonly called tax-exempt debt) but which may be subject to the federal alternative minimum tax,
* primarily investment grade in quality, and
* securities with a variety of maturities but currently emphasizing intermediate to longer-term securities (with maturities of more than 10 years).
MAIN RISKS
The main risks that could adversely affect the value of each fund's shares and the total return on your investment include
* The risk that movements in the securities markets will adversely affect the value of the funds' investments. This risk includes interest rate risk, which means that the prices of the funds' investments, particularly the debt in which they mainly invest, are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.
* The risk that the issuers of the funds' investments will not make timely payments of interest and principal. This credit risk is higher for the debt that is below investment grade in quality.
* The risk that some or all of the interest the fund receives might become taxable by law, or be determined by the Internal Revenue Service (or by the tax authorities in the relevant state) to be taxable.
* The risk of investing in a single state. Investments in a single state, even though representing a number of different issuers, may be affected by common economic forces and other factors. The vulnerability of the fund to factors affecting the tax-exempt investments of that relevant state will be significantly greater than that of more geographically diversified fund, which may result in greater losses and volatility. In addition, the Arizona, Florida and New Jersey funds are "non-diversified" funds, which means that they may invest more of their assets in the securities of fewer companies than a "diversified" fund; these funds may therefore be more exposed to the risk of loss from a few issuers than a fund that invests more broadly.
You may lose money by investing in the funds. There is no guarantee that the funds will achieve their goals and no fund is intended as a complete investment program. Investments in a fund are neither deposits of any bank nor are they insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The following information provides some indication of each fund's risks. The charts show year-to-year changes in the performance of each fund's class A shares. Performance figures do not reflect the impact of sales charges. If they did, performance would be less than that shown.The table following the charts compares the funds' performance to that of a broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.

THE ARIZONA FUND
CALENDAR YEAR TOTAL RETURNS FOR THE ARIZONA FUND'S CLASS A SHARES
Plot points
1992 9.03%
1993 12.04%
1994 -6.72%
1995 17.08%
1996 3.00%
1997 7.88%
1998 4.86%
During the periods shown in the bar chart, the highest return for a quarter was 7.13% (quarter ending 3/31/95) and the lowest return for a quarter was -5.59% (quarter ending 3/31/94).
THE FLORIDA FUND
CALENDAR YEAR TOTAL RETURNS FOR THE FLORIDA FUND'S CLASS A SHARES
Plot points
1991 12.09%
1992 9.62%
1993 11.17%
1994 -6.15%
1995 17.35%
1996 2.91%
1997 8.95%
1998 5.04%
During the periods shown in the bar chart, the highest return for a quarter was 6.92% (quarter ending 3/31/95) and the lowest return for a quarter was -6.01% (quarter ending 3/31/94).

THE MASSACHUSETTS FUND
CALENDAR YEAR TOTAL RETURNS FOR THE MASSACHUSETTS FUND'S CLASS A SHARES Plot points
1990 7.08%
1991 13.66%
1992 10.75%
1993 12.31%
1994 -6.07%
1995 18.11%
1996 3.91%
1997 8.89%
1998 5.33%
During the periods shown in the bar chart, the highest return for a quarter was 7.11% (quarter ending 3/31/95) and the lowest return for a quarter was -4.98% (quarter ending 3/31/94).

THE MICHIGAN FUND
CALENDAR YEAR TOTAL RETURNS FOR THE MICHIGAN FUND'S CLASS A SHARES
Plot points
1990 5.56%
1991 12.60%
1992 8.73%
1993 11.55%
1994 -5.38%
1995 16.32%
1996 4.16%
1997 8.39%
1998 4.57%
During the periods shown in the bar chart, the highest return for a quarter was 6.17% (quarter ending 3/31/95) and the lowest return for a quarter was -4.42% (quarter ending 3/31/94).

THE MINNESOTA FUND
CALENDAR YEAR TOTAL RETURNS FOR THE MINNESOTA FUND'S CLASS A SHARES
Plot points
1990 5.92%
1991 10.23%
1992 7.83%
1993 11.62%
1994 -5.40%
1995 16.41%
1996 3.30%
1997 7.59%
1998 5.06%
During the periods shown in the bar chart, the highest return for a quarter was 6.78% (quarter ending 3/31/95) and the lowest return for a quarter was -4.72% (quarter ending 3/31/94).


THE NEW JERSEY FUND
CALENDAR YEAR TOTAL RETURNS FOR THE NEW JERSEY FUND'S CLASS A SHARES
Plot points
1991 11.97%
1992 8.72%
1993 12.42%
1994 -6.29%
1995 16.28%
1996 3.63%
1997 8.78%
1998 4.90%
During the periods shown in the bar chart, the highest return for a quarter was 6.53% (quarter ending 3/31/95) and the lowest return for a quarter was -5.42% (quarter ending 3/31/94).

THE OHIO FUND
CALENDAR YEAR TOTAL RETURNS FOR THE OHIO FUND'S CLASS A SHARES
Plot points
1990 6.34%
1991 11.34%
1992 9.35%
1993 11.00%
1994 -4.75%
1995 15.67%
1996 3.66%
1997 8.47%
1998 4.46%
During the periods shown in the bar chart, the highest return for a quarter was 6.17% (quarter ending 3/31/95) and the lowest return for a quarter was -4.22% (quarter ending 3/31/94).

THE PENNSYLVANIA FUND
CALENDAR YEAR TOTAL RETURNS FOR THE PENNSYLVANIA FUND'S CLASS A SHARES
Plot points
1990 7.53%
1991 12.77%
1992 9.62%
1993 12.46%
1994 -4.82%
1995 16.82%
1996 3.70%
1997 8.72%
1998 3.75%
During the periods shown in the bar chart, the highest return for a quarter was 6.67% (quarter ending 3/31/95) and the lowest return for a quarter was -4.65% (quarter ending 3/31/94).

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/98)
                                    SINCE
ARIZONA   PAST             PAST     INCEPTION      INCEPTION
FUND      1 YEAR           5 YEARS  (DATES VARY)   DATE

CLASS A   -0.16%           3.93%       6.47%          1/30/91
CLASS B   -0.64%           3.93%       6.34%          7/15/93
CLASS M   1.41%            4.00%       6.33%          7/03/95

FLORIDA
FUND
CLASS A   0.08%            4.33%   6.95%           8/24/90
CLASS B   -0.64%           4.34%    6.78%           1/04/93
CLASS M   1.30%             4.31%       6.76%            5/01/93

MASSACHUSETTS
FUND
CLASS A   0.33%            4.73%   7.50%           10/23/89
CLASS B   -0.46%           4.73%    7.25%             7/15/93
CLASS M   1.53%             4.67%       7.27%              5/12/95

MICHIGAN
FUND
CLASS A   -0.42%           4.36%   6.68%           10/23/89
CLASS B   -1.08%           4.36%    6.46%              7/15/93
CLASS M   0.81%             4.34%       6.46%              4/17/95

MINNESOTA
FUND
CLASS A   0.06%            4.13%   6.33%           10/23/89
CLASS B   -0.62%           4.14%    6.08%              7/15/93
CLASS M   1.34%             4.13%       6.11%
4/03/95

NEW JERSEY
FUND
CLASS A   -0.13%           4.18%   6.89%           2/20/90
CLASS B   -0.78%           4.19%    6.66%           1/04/93
CLASS M   1.22%             4.20%       6.68%            5/01/95

OHIO
FUND
CLASS A   -0.47%           4.26%   6.57%           10/23/89
CLASS B   -1.14%           4.27%    6.34%              7/15/93
CLASS M   0.78%             4.26%       6.35%
4/03/95

PENNSYLVANIA
FUND
CLASS A   -1.14%           4.37%   6.95%           7/21/89
CLASS B   -1.81%           4.37%    6.67%            7/15/93
CLASS M   0.07%             4.41%       6.72%             7/03/95

LEHMAN BROS.
MUNICIPAL
BOND INDEX     6.48%     6.23%     8.09%           10/23/89

Unlike the bar charts, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/98 and assumes conversion to class A shares after eight years. For periods before the inception (as noted above) of class B shares and class M shares, performance of those classes shown in the table is based on performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by class B and class M shares. Each fund's performance is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds generally considered representative of the municipal bond market.

FEES AND EXPENSES
This table summarizes the fees and expenses you may pay if you invest in a fund. SHAREHOLDER FEES (fees paid directly from your investment)

     CLASS A   CLASS B   CLASS M
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of
 the offering price)     4.75%     NONE*     3.25%*

Maximum Deferred Sales Charge (Load)
 (as a percentage of the original
 purchase price or redemption
 proceeds, whichever is lower)     NONE**    5.00%     NONE

*The higher 12b-1 fees borne by class B and class M shares may cause their long-term shareholders to pay more than the total sales charges paid by class A shareholders.
**A deferred sales charge of up to 1% may be imposed on certain redemptions of class A shares bought without an initial sales charge.


The following tables are provided to help you understand the expenses of investing and your share of fund operating expenses.

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from fund assets)
                                             TOTAL
                                             ANNUAL FUND
          MANAGEMENT DISTRIBUTION  OTHER     OPERATING
          FEES      (12B-1) FEES   EXPENSES  EXPENSES
ARIZONA FUND
  Class A 0.50%     0.20%           0.21%     0.91%
  Class B 0.50%     0.85%           0.21%     1.56%
  Class M 0.50%     0.50%           0.21%     1.21%

FLORIDA FUND
  Class A 0.50%     0.20%     0.18%     0.88%
  Class B 0.50%     0.85%     0.18%     1.53%
  Class M 0.50%     0.50%     0.18%     1.18%

MASSACHUSETTS FUND
  Class A 0.50%     0.20%     0.17%     0.87%
  Class B 0.50%     0.85%     0.17%     1.52%
  Class M 0.50%     0.50%     0.17%     1.17%

MICHIGAN FUND
  Class A 0.50%     0.20%     0.20%     0.90%
  Class B 0.50%     0.85%     0.20%     1.55%
  Class M 0.50%     0.50%     0.20%     1.20%

MINNESOTA FUND
  Class A 0.50%     0.20%     0.20%     0.90%
  Class B 0.50%     0.85%     0.20%     1.55%
  Class M 0.50%     0.50%     0.20%     1.20%

NEW JERSEY FUND
  Class A 0.50%     0.20%     0.19%     0.89%
  Class B 0.50%     0.85%     0.19%     1.54%
  Class M 0.50%     0.50%     0.19%     1.19%

OHIO FUND
  Class A 0.50%     0.20%     0.11%     0.81%
  Class B 0.50%     0.85%     0.11%     1.46%
  Class M 0.50%     0.50%     0.11%     1.11%


PENNSYLVANIA FUND
  Class A 0.50%     0.20%     0.18%     0.88%
  Class B 0.50%     0.85%     0.18%     1.53%
  Class M 0.50%     0.50%     0.18%     1.18%

* Expenses for the funds reflect the fees which would have been paid for the last fiscal year based upon each fund's new management contract (which took effect on 7/16/99 for the Arizona fund and 7/1/99 for each of the other funds). *
EXAMPLE
This example translates the "total annual fund operating expenses" shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in each fund for the time periods shown and then, except as shown for class B shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

ARIZONA FUND   1 YEAR    3 YEARS   5 YEARS   10 YEARS
  Class A      $563        $751     $955      $1,541
  Class B      $659        $793     $1,050    $1,682*
  Class B
  (no redemption)$159      $493     $850      $1,682*
  Class M      $444        $697     $968      $1,743

FLORIDA FUND              1 YEAR    3 YEARS   5 YEARS   10 YEARS
  Class A                 $561       $742     $939       $1,508
  Class B                 $656       $783     $1,034     $1,648*
  Class B (no redemption) $156       $483     $834       $1,648*
  Class M                 $441       $688     $953       $1,710


MASSACHUSETTS FUND         1YEAR     3 YEARS   5 YEARS   10 YEARS
  Class A                   $560      $739      $934      $1,497
  Class B                   $655      $780      $1,029    $1,637*
  Class B (no redemption)   $155      $480      $829      $1,637*
  Class M                   $440      $685      $948      $1,699

MICHIGAN FUND              1 YEAR    3 YEARS   5 YEARS   10 YEARS
  Class A                   $562     $748      $950      $1,530
  Class B                   $658     $790      $1,045    $1,671*
  Class B (no redemption)   $158     $490      $845      $1,671*
  Class M                   $443     $694      $963      $1,732

MINNESOTA FUND             1 YEAR    3 YEARS   5 YEARS   10 YEARS
  Class A                  $562       $758      $950      $1,530
  Class B                  $658       $790      $1,045    $1,671*
  Class B (no redemption)  $158       $490      $845      $1,671*
  Class M                  $443       $694      $963      $1,732

NEW JERSEY FUND            1 YEAR    3 YEARS   5 YEARS   10 YEARS
  Class A                  $562      $745      $945      $1,519
  Class B                  $657      $786      $1,039    $1,659*
  Class B (no redemption)  $157      $486      $839      $1,659*
  Class M                  $442      $691      $958      $1,721

OHIO FUND                  1 YEAR    3 YEARS   5 YEARS   10 YEARS
  Class A                  $554      $721      $903      $1,429
  Class B                  $649      $762      $997      $1,570*
  Class B (no redemption)  $149      $462      $797      $1,570*
  Class M                  $434      $666      $917      $1,633

PENNSYLVANIA FUND          1 YEAR    3 YEARS   5 YEARS   10 YEARS
  Class A                  $561      $742      $939      $1,508
  Class B                  $656      $783      $1,034    $1,648*
  Class B (no redemption)  $156      $483      $834      $1,648*
  Class M                  $441      $688      $953      $1,710

*Reflects the conversion of class B shares to class A shares, which pay lower 12b-1fees. Conversion occurs no more than eight years after purchase.

WHAT ARE THE FUNDS' MAIN INVESTMENT
STRATEGIES AND RELATED RISKS?
Any investment carries with it some level of risk that generally reflects its potential for reward. Each fund pursues its goal by investing at least 80% of its net assets in tax-exempt securities under normal market conditions. This investment policy cannot be changed without the approval of the relevant fund's shareholders. In addition, the Florida fund, under normal market conditions, will invest at least 65% of its net assets in tax-exempt securities issued by the State of Florida, its political subdivisions and their agencies and instrumentalities and in other tax-exempt securities which are exempt from the Florida intangibles tax. Putnam Investments will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for a fund. A description of the risks associated with the funds' main investment strategies follows.
* TAX-EXEMPT INVESTMENTS. Tax-exempt investments, for each fund, include debt instruments issued by the relevant state, its political subdivisions, and their agencies, instrumentalities or other governmental units the interest on which, in the opinion of bond counsel, is exempt from federal income tax and that state's (except for Florida, which has no personal income tax) personal income tax (other than any applicable state minimum corporate income tax). These investments are commonly issued to raise money for various public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They may also include industrial development bonds, private activity bonds and notes of public authorities to finance privately owned or operated facilities. Private activity bonds may be subject to the federal alternative minimum tax. Tax-exempt securities may also include obligations issued by certain other governmental entities, such as U.S. territories, if these debt obligations generate interest income that is exempt from federal income tax and (except for Florida, which has no personal income tax) personal income tax of the relevant state.
* GENERAL OBLIGATIONS. Some tax-exempt investments are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer. They are known as general obligation securities and are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.
* SPECIAL REVENUE OBLIGATIONS. Other tax-exempt investments (known as special revenue obligations) are payable from revenues earned by a particular project or other revenue source. These include industrial development bonds and private activity bonds, which are paid only from the revenues of the private owners or operators of the facilities. For these types of bonds, investors can look only to the revenue generated by the project or the private company operating the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue.
* ALTERNATIVE MINIMUM TAX. Interest income distributed by a fund from certain tax-exempt investments may be subject to the federal alternative minimum tax (AMT) for individuals. As a policy that cannot be changed without the approval of the funds' shareholders, each fund does not count such investments for the purpose of complying with the 80% investment policy described above. Corporations will be required to include all tax-exempt interest dividends in determining their federal AMT. For more information, contact your tax advisor.
* INTEREST RATE RISK. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of existing debt instruments, and rising interest rates generally lower the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of income a fund receives from it, but will affect the value of that fund's shares. Interest rate risk is generally greater for investments with longer maturities.
A fund may buy investments that give the issuer the option to "call," or redeem, these investments before their maturity date. If an investment were to be "called" during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
* INVERSE FLOATERS AND RESIDUAL INTEREST BONDS. The fund may buy interests in tax-exempt debt commonly known as inverse floating obligations or residual interest bonds. These bonds pay interest at rates that vary inversely with short-term tax-exempt interest rates. The interest rates on these bonds fall as short-term market interest rates rise and rise as short-term market rates fall. The interest rates on these bonds typically change twice as much as market interest rates, and their values are therefore generally more volatile.
* PREMIUM INVESTMENTS. The funds may invest in so-called "premium" investments, which offer interest rates higher than prevailing market rates. In addition, during times of declining interest rates, many of the funds' investments may offer interest rates that are higher than current market rates, regardless of whether the funds bought them at a premium. When a fund holds premium investments, shareholders are likely to receive higher dividends (but will bear a greater risk that the value of the fund's shares will fall) than they would if that fund held investments that offered current market rates of interest. Premium investments involve a greater risk of loss, because their values tend to decline over time.
Investors may find it useful to compare each fund's yield, which factors out the effect of premium securities, with its current dividend rate, which does not factor out that effect.
* CREDIT RISK. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally offer lower credit risk, but not lower interest rate risk. The values of higher-rated investments still fluctuate in response to changes in interest rates.
Each fund invests mostly in investment grade debt instruments. These are rated at least BBB (or its equivalent) by a nationally recognized securities rating agency, or are unrated investments that Putnam Management determines are of comparable quality. Each fund may invest up to 25% of its total assets in lower rated investments. However, the funds will not invest in securities rated lower than BB (or its equivalent) by a rating agency rating the security or unrated securities that Putnam Management determines are of comparable quality. A fund will not necessarily sell an investment if its rating is reduced.
* LOWER RATED DEBT INSTRUMENTS. Fixed-income investments rated below BBB (or its equivalent) are known as "junk bonds" and reflect a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually decline and be more volatile. A default or expected default could also make it difficult for a fund to sell investments at prices approximating the values that fund had previously placed on them. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for the funds to buy or sell certain bonds or to establish their fair value.
Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity.
Although Putnam Management considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. However, the amount of information about the financial condition of issuers of tax-exempt debt may not be as extensive as that which is made available by companies whose stock or debt is publicly traded. When the funds buy lower rated debt, the achievement of their goals depends more on Putnam Management's ability than would be the case if the funds were buying investment grade debt.
The funds may have to participate in various legal proceedings or take possession of and manage assets that secure the issuer's obligations. The funds' ability to enforce their rights in bankruptcy proceedings may be more limited than would be the case with private issuers. This could increase the funds' operating expenses and decrease their net asset value. Any income that arises from ownership or operation of assets would be taxable. Although they are generally thought to have lower credit risk, investments that are considered investment-grade (rated at least BBB or above (or its equivalent)) or may share some of the risks of lower rated investments.
* ZERO COUPON BONDS. Each fund may at times invest in "zero coupon" bonds. Zero coupon bonds are issued at less than their face value and make payments of interest only at maturity rather than at intervals during the life of the bond. These bonds allow an issuer to avoid generating cash to make current interest payments. They therefore involve greater credit risk and are subject to greater price fluctuations than bonds that pay current interest in cash.
* DERIVATIVES. The funds may engage in a variety of transactions involving derivatives such as futures, options, warrants, inverse floaters or residual interest bonds. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pool of investments, indexes or currencies. Each fund's return on a derivative typically depends on the change in the value of investment, pool of investments, index or currency specified in the derivative instrument.
The funds may use derivatives both for hedging and non-hedging purposes. The decision as to whether and to what extent each fund will use derivatives for hedging purposes will depend on a number of factors, including market conditions, each fund's investments and the availability of suitable derivatives. Derivatives involve special risks and may result in losses. The funds will be dependent on Putnam Management's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to each fund. Each fund's use of derivatives may also increase the amount of taxes payable by shareholders.
Other risks arise from the potential inability to terminate derivatives positions. A liquid secondary market may not always exist for the funds' derivatives positions at any given time. In fact, many over-the-counter instruments (investments not traded on any exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the funds. For further information about the risks of derivatives, see the statement of additional information (SAI)
* CONCENTRATION OF INVESTMENTS. None of the funds will invest more than 25% of its total assets in any one industry. Governmental issuers of tax-exempt securities are not considered a part of any industry. This concentration test may apply, however, to tax-exempt securities that are backed only by the assets and revenues of privately owned or operated facilities (who may be deemed to be the issuers of such securities). Each fund does, however, reserve the right to invest more than 25% of its assets in industrial revenue bonds and private activity securities.
Each fund may also invest more than 25% of its assets in a broad segment of the tax-exempt debt market, such as revenue bonds for hospitals and other health care facilities, housing or airports, if Putnam Management believes the yields from these bonds justify the additional risks of such concentration.
The value of each fund's shares may change more than the values of shares of funds investing in a greater number of different kinds of issuers. Although tax-exempt securities could be supported by the credit of governmental issuers or by the credit of non-governmental issuers involved in issuing or providing credit enhancements for such securities, certain events may adversely affect all tax-exempt securities within a particular market segment regardless of the issuer or entity providing credit enhancements. Legislation or court decisions (or concerns about the potential results of such legislation or court cases) affecting financing for projects such as those described above or lower demand for the services or products provided by a particular market segment are examples of such potentially adverse events. Since each fund invests primarily in tax-exempt securities of a particular state, it is more vulnerable than more geographically diversified tax-exempt funds to that state's economy and issues encountered by tax-exempt issuers in that state, such as
* the inability or perceived inability of the state or local municipality (or their agencies or instrumentalities) to collect sufficient tax or other revenues to meet their payment obligations,
* the placement of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes, and
* economic or demographic factors that may cause a decrease in tax or other revenues for the state or local municipality (or their agencies or instrumentalities), or for the private operators of publicly financed facilities.
These factors, among others, may affect tax-exempt issuers' ability to pay their obligations when due and may adversely impact the funds and their shareholders.
In addition, because there are a relatively small number of issuers of tax-exempt securities available to a fund, the funds will probably invest more of their assets in the securities of fewer issuers than a fund that invests in a wider range of tax-exempt securities. This may increasethe volatlity of the funds, or the extent of a fund's losses if a particular issuer is unable to make interest or principal payments on its debt.
At times, the funds, either alone or together with other funds and accounts managed by Putnam Management or its affiliates, may own all or most of the debt of a particular public issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of these investments.
* ALTERNATIVE STRATEGIES. At times Putnam Management may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. Although Putnam Management has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, may produce taxable income, and may prevent the fund from achieving its goal.
* OTHER INVESTMENTS. In addition to the main investment strategies described above, a fund may also make other types of investments, including investments that may produce taxable income or capital gains and be subject to other risks, as described in the funds' statement of additional information (SAI).
* CHANGES IN POLICIES. The funds' Trustees may change a fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

WHO MANAGES EACH FUND?

The funds' Trustees oversee the general conduct of fund business. The Trustees have retained Putnam Management to be each fund's investment manager, responsible for making investment decisions for each fund and managing each fund's other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The management fee for the last fiscal year was 0.43% for the Arizona fund, 0.52% for the Minnesota and Ohio funds, and 0.60% for the other funds. Under a new management contract approved by the funds' Trustees, effective July 1, 1999 (July 16, 1999 for the Arizona Fund) each fund would have paid a management fee of 0.50% during the prior fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of each fund's portfolio since the year shown below. His experience as a portfolio manager or investment analyst over at least the last five years is also shown.

MANAGER             SINCE     EXPERIENCE

David E. Hamlin     1998      Employed by Putnam Management since
Senior Vice President         August, 1998. Prior to August 1998, Mr Hamlin
                              was employed by The Vanguard Group.

>YEAR 2000 ISSUES. The funds could be adversely affected if the computer systems used by Putnam Management and the funds' other service providers do not properly process and calculate date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on the funds, both in their operations and in their investments, Putnam Management is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the funds will not be adversely impacted by these matters.
HOW DOES EACH FUND PRICE ITS SHARES?
The price of a fund's shares is based on its net asset value
(NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.
Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

HOW DO I BUY FUND SHARES?
You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.
You can buy shares
* THROUGH A FINANCIAL ADVISOR Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.
* THROUGH SYSTEMATIC INVESTING You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.
You may also complete an order form and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and completed form to Putnam Mutual Funds.
The funds may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.
WHICH CLASS OF SHARES IS BEST FOR ME?
This prospectus offers you a choice of three classes of fund shares: A, B, and M. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:
Class A shares
* Initial sales charge of up to 4.75%
* Lower sales charge for investments of $25,000 or more
* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)
* Lower annual expenses, and higher dividends, than class B or M shares because of lower 12b-1 fee

Class B shares
* No initial sales charge; your entire investment goes to work for you
* Deferred sales charge of up to 5% if you sell shares within 6 years after you bought them
* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee
* Convert automatically to class A shares after 8 years, reducing the future 12b-1 fee (may convert sooner in some cases)
* Orders for class B shares for more than $250,000 are treated as orders for class A shares or refused

Class M shares
* Initial sales charge of up to 3.25%
* Lower sales charges for investments of $50,000 or more
* No deferred sales charge
* Lower annual expenses, and higher dividends, than class B shares because of lower 12b-1 fee
* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee
* No conversion to class A shares, so future 12b-1 fee does not decrease

INITIAL SALES CHARGES FOR CLASS A AND M SHARES
     CLASS A SALES CHARGE                    CLASS M SALES CHARGE
     AS A PERCENTAGE OF:                     AS A PERCENTAGE OF:
     -----------------------------------     -----------------------------------
AMOUNT OF PURCHASE       NET AMOUNT  OFFERING  NET AMOUNT OFFERING
AT OFFERING PRICE ($)    INVESTED    PRICE*    INVESTED   PRICE*
Under 25,000              4.99%      4.75%     3.36%      3.25%
25,000 but under 50,000   4.71       4.50      3.36       3.25
50,000 but under 100,000  4.71       4.50      2.30       2.25
100,000 but under 250,000 3.90       3.75      1.52       1.50
250,000 but under 500,000 3.09       3.00      1.01       1.00
500,000 but under 1,000,000 2.04     2.00      NONE       NONE
1,000,000 and above       NONE       NONE      NONE       NONE
----------------------------------------------------------------------
*Offering price includes sales charge.

DEFERRED SALES CHARGES FOR CLASS B AND CERTAIN CLASS A SHARES
If you sell (redeem) class B shares within six years after you bought them, you will generally pay a deferred sales charge
according to the following schedule.
YEAR AFTER
PURCHASE  1    2    3    4    5    6    7+
-------------------------------------------
CHARGE    5%   4%   3%   3%   2%   1%   0%

A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge, if redeemed within two years after purchase.
Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* YOU MAY BE ELIGIBLE FOR REDUCTIONS AND WAIVERS OF DEFERRED SALES CHARGES. Deferred sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of deferred sales charges is included in the SAI. You may consult your financial advisor or Putnam Mutual Funds for assistance.
* DISTRIBUTION (12B-1) PLANS. Each fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B and class M shares. The Trustees currently limit payments on class A, class B and class M shares to 0.20%, 0.85% and 0.50% of average net assets, respectively. Because these fees are paid out of each fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B and class M shares may cost you more than paying the initial sales charge for class A shares. Because class M shares, unlike class B shares, do not convert to class A shares, class M shares may cost you more over time than class B shares. HOW DO I SELL FUND SHARES?
You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemptions may be delayed until the fund collects the purchase price of shares, which may take up to 15 calendar days after the purchase date.

* SELLING SHARES THROUGH YOUR FINANCIAL ADVISOR. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam
Investor Services on a timely basis and may charge you for his or her services.
* SELLING SHARES DIRECTLY TO THE FUND. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.
BY MAIL. Send a signed letter of instruction to Putnam Investor
Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.
BY TELEPHONE. You may use Putnam's Telephone Redemption Privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption and transfer instructions received by telephone. The
Telephone Redemption Privilege is not available if there are certificates for your shares. The Telephone Redemption Privilege may be modified or terminated without notice.
* ADDITIONAL DOCUMENTS. If you
* sell shares with a value of $100,000 or more,
* want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, or
* have notified Putnam of a change in address within the preceding
15 days, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. Stock power forms are available from your financial advisor, Putnam Investor Services and many commercial banks.
Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor
Services for details.
* WHEN WILL THE FUND PAY ME? A fund generally sends you payment for your shares the business day after your request is received.
Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days as permitted by federal securities laws.
* REDEMPTION BY THE FUNDS. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the funds may redeem your shares without your permission and send you the proceeds. Each fund may also redeem shares if you own shares more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that applies to both present and future shareholders.

HOW DO I EXCHANGE FUND SHARES?
If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.
To exchange your shares, complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. A Telephone Exchange Privilege is currently available for amounts up to $500,000. The Telephone Exchange Privilege is not available if a fund issued certificates for your shares. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.
The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the funds, the funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the funds or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.
FUND DISTRIBUTIONS AND TAXES
Each declares all of its net investment income as a distribution each day it is open for business. It distributes any net investment income once a month and any net realized capital gains at least once a year. You may choose to:

* reinvest all distributions in additional shares;
* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or
* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on
uncashed distribution or redemption checks.   Similarly, if any
correspondence sent by the funds or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For federal income tax purposes, distributions of investment income other than "tax-exempt dividends" (as described below) are taxable as ordinary income. Generally, gains realized by a fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year will be taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares.
Fund distributions designated as "tax-exempt dividends" are not generally subject to federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.
The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible state and local taxes.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and each fund's financial statements are included in the respective fund's annual report to shareholders, which is available upon request.

ARIZONA FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS A

                                                    Nine months
Per-share                                           ended          Year ended
operating performance     Year ended May 31         May 31         August 31
                         1999   1998   1997   1996   1995+   1994
Net asset value,
beginning of period      $9.32  $9.03  $8.84  $9.01  $8.84   $9.47

Investment operations

Net investment income    .44(a)  .44     .46    .47    .38     .51

Net realized and unrealized
Gain (loss) on investments (.11)  .29    .19   (.17)   .17    (.61)

Total from
Investment operations     .33    .73    .65     .30    .55    (.10)

Less distributions:

From net
Investment income        (.43)  (.44)   (.46)  (.47)  (.38)   (.50)

In excess of net realized
Gain on investments       --     --      --     --     --      (.03)

Total distributions      (.43)  (.44)   (.46)   (.47)  (.38)   (.53)

Net asset value,
End of period            $9.22  $9.32   $9.03    $8.84  $9.01   $8.84

Ratios and supplemental data

Total investment return
at net asset value (%)(b) 3.57  8.28     7.52     3.38   6.45*   (1.07)

Net assets, end of period
(in thousands)         $108,205  $120,649  $122,743  $126,716  $136,598 $142,950

Ratio of expenses to
Average net assets (%)(c) .84(a)  .99      .98      1.03      .70*   .97

Ratio of net investment income
to average net assets (%)  4.71(a)  4.76    5.11    5.20    4.42*    5.55

Portfolio turnover (%)    21.60    29.63    73.61   108.68   51.48*   34.68

+Commencement of operations.
*Not annualized.
+The fiscal year end advanced from August 31 to May 31.
(a)Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.02, $.01 and $.01 per share for class A, class B and class M, respectively.
(b)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(c)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

ARIZONA FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS B
                                              Nine months
Per-share                                     Ended               Year ended
Operating performance  Year ended May 31      May 31              August 31
                          1999     1998     1997     1996     1995+     1994

Net asset value,
beginning of period       $9.30    $9.02    $8.82    $9.00    $8.83     $9.47

Investment operations

Net investment income     .38(a)    .38      .40      .41      .34       .45

Net realized and unrealized
gain (loss) on investments  (.10)    .28      .20     (.18)     .17      (.61)

Total from
investment operations       .28      .66      .60    .23        .51      (.16)

Less distributions:

From net
investment income        (.37)     (.38)      (.40)    (.41)    (.34)    (.45)

In excess of net realized gain
on investments            --         --         --      --       --        (.03)

Total distributions        (.37)   (.38)       (.40)   (.41)    (.34)   (.48)

Net asset value,
end of period            $9.21    $9.30        9.02     $8.82   $9.00   $8.83

Ratios and supplemental data

Total investment return
at net asset value (%)(b)  3.01   7.47        6.94       2.60      5.99*  (1.80)

Net assets, end of period
(in thousands)           $33,480  32,046     $28,340    $24,050   21,538 $16,247

Ratio of expenses to
average net assets (%)(c)  1.49(a)   1.64    1.63    1.67     1.19*   1.60

Ratio of net investment income
to average net assets (%)    4.09(a)   4.10   4.44    4.52   3.89*  4.82

Portfolio turnover (%)      21.60    29.63    73.61   108.68   51.48* 34.68

+Commencement of operations.
*Not annualized.
+The fiscal year end advanced from August 31 to May 31.
(a)Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.02, $.01 and $.01 per share for class A, class B and class M, respectively.
(b)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(c)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

ARIZONA FUND

Financial highlights
(For a share outstanding throughout the period)
CLASS M
                                                   For the period
Per-share                                          July 3, 1995+
Operating performance      Year ended May 31       to May 31
                        1999     1998     1997     1996
Net asset value
Beginning of period     $9.33    $9.04    $8.85    $8.86

Investment operations

Net investment income    .41(a)   .41       .43      .41

Net realized and unrealized
Gain (loss) on investments  (.11)   .30      .19     (.02)

Total from
Investment operations     .30     .71      .62      .39

Less distributions:
From net
Investment income     (.40)     (.42)     (.43)     (.40)

From net realized gain
On investments         --         --        --        --

Total distributions    (.40)    (.42)     (.43)     (.40)

Net asset value,
End of period        $9.23      9.33     $9.04     $8.85

Ratios and supplemental data
Total investment return
At net asset value (%)(b)    3.26   7.96     7.19     4.44

Net assets, end of period
(in thousands)          $570     $521     $503     $293

Ratio of expenses to
Average net assets (%)(c)   1.14(a)    1.29     1.28     1.09

Ratio of net investment income
To average net assets (%)    4.44(a)    4.47     4.75     4.28

Portfolio turnover (%)    21.60      29.63      73.61    108.68

+Commencement of operations.
*Not annualized.
+The fiscal year end advanced from August 31 to May 31.
(a)Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.02, $.01 and $.01 per share for class A, class B and class M, respectively.
(b)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(c)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

FLORIDA FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS A
                                            Eleven months
Per-share                                   Ended
operating performance  Year ended May 31    May 31     Year ended June 30
                        1999     1998     1997     1996     1995+     1994
Net asset value,
beginning of period     $9.45    $9.14    $8.91    $9.12   $8.77     $9.53

Investment operations

Net investment income    .46       .47     .48      .48      .46       .50

Net realized and unrealized
gain (loss) on investments  (.16)   .32    .23     (.21)    .35       (.65)

Total from
Investment operations    .30        .79   .71       .27    .81       (.15)

Less distributions:
From net
Investment income     (.45)      (.48)    (.48)     (.48)  (.45)   (.50)

In excess of
net investment income   --        --        --       --    (.01)    --

From net realized gain
on investments          --        --        --       --     --     (.09)

In excess of net realized
gain on investments      --        --       --       --      --     (.02)

Total distributions   (.45)        (.48)   (.48)    (.48)   (.46)   (.61)

Net asset value,
End of period         9.30        $9.45   $9.14     $8.91    9.12   $8.77

Ratios and supplemental data
Total investment return
At net asset value (%)(a)   3.20   8.80   8.12       3.04     9.58*   (1.79)

Net assets, end of period
(in thousands)         $233,454  $237,910  $239,196  $247,920 $271,309 $276,245

Ratio of expenses to
Average net assets (%)(b)  .98      .96     .96     .95     .83*     .91

Ratio of net investment income
To average net assets (%)  4.87      5.06     5.28    5.31    5.24*  5.38

Portfolio turnover (%)   32.08      42.40    70.30     81.99   61.46*  64.83

+Commencement of operations.
*Not annualized.
+The fiscal year advanced from June 30 to May 31.
(a)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

FLORIDA FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS B
                                                 Eleven months
Per-share                                        Ended          Year ended
operating performance Year ended May 31          May 31         June 30
                       1999   1998   1997   1996   1995+   1994
Net asset value,
beginning of period    $9.45  $9.14  $8.91  $9.12  $8.76   $9.53

Investment operations

Net investment income   .40     .42    .42    .42    .40     .44

Net realized and unrealized
gain (loss) on investments (.16) .31   .23    (.21)   .36    (.66)

Total from
investment operations   .24    .73     .65    .21    .76     (.22)

Less distributions:
From net
investment income    (.39)    (.42)    (.42)   (.42)   (.39)    (.44)

In excess of
net investment income   --      --      --     --      (.01)     --

From net realized gain
on investments          --       --      --     --     --      (.09)

In excess of net realized
gain on investments     --       --      --     --     --     (.02)

Total distributions   (.39)    (.42)    (.42)  (.42)  (.40)   (.55)

Net asset value,
end of period        $9.30    $9.45    $9.14   $8.91   $9.12  $8.76

Ratios and supplemental data
Total investment return
at net asset value (%)(a)  2.72   8.10   7.42    2.37    9.06*   (2.55)

Net assets, end of period
(in thousands)   $81,876    $71,925    $58,926    $52,541  $44,581  $36,930

Ratio of expenses to
average net assets (%)(b)   1.63    1.61    1.61    1.60    1.42*    1.51

Ratio of net investment income
to average net assets (%)  4.23    4.40    4.62     4.64    4.62*   4.74

Portfolio turnover (%)   32.08    42.40    70.30    81.99    61.46*  64.83

+Commencement of operations.
*Not annualized.
+The fiscal year advanced from June 30 to May 31.
(a)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

FLORIDA FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS M
                                           For the period
Per-share                                  May 1, 1995+
Operating performance   Year ended May 31  to May 31
                        1999     1998     1997     1996     1995
Net asset value,
Beginning of period     $9.44    $9.14    $8.91    $9.12    $8.87

Investment operations
Net investment income     .43      .45      .45      .46      .04(c)

Net realized and unrealized
Gain (loss) on investments (.16)   .30      .23    (.21)       .25

Total from
Investment operations     .27      .75      .68      .25      .29

Less distributions:
From net
Investment income        (.42)    (.45)    (.45)    (.46)    (.04)

In excess of
Net investment income       --      --       --       --       --

From net realized gain
On investments             --        --      --        --      --

In excess of net realized
Gain on investments        --         --     --        --      --

Total distributions       (.42)     (.45)  (.45)     (.46)   (.04)

Net asset value,
End of period             $9.29     $9.44   $9.14    $8.91   $9.12

Ratios and supplemental data
Total investment return
at net asset value (%)(a)    2.88     8.36     7.80     2.76     3.28*

Net assets, end of period
(in thousands)            $1,308    $1,244    $1,355   $986     $1

Ratio of expenses to
Average net assets (%)(b)  1.28      1.26      1.26     1.23     .10*

Ratio of net investment income
To average net assets (%)   4.60      4.74     4.97     4.82     .45*

Portfolio turnover (%)    32.08       42.40     70.30    81.99   61.46*

+Commencement of operations.
*Not annualized.
+The fiscal year advanced from June 30 to May 31.
(a)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

MASSACHUSETTS FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS A
Per-share
Operating performance          Year ended May 31
                        1999    1998    1997    1996    1995    1995
Net asset value,
Beginning of period      $9.61   $9.31  $9.11   $9.21   $9.05   $9.05

Investment operations

Net investment income     .49     .51     .52    .54     .55        .55

Net realized and unrealized
gain (loss) on investments   (.15)   .30   .21   (.10)  .18         .18

Total from
Investment operations       .34     .81    .73    .44   .73        .73

Less distributions:
From net
Investment income          (.50)    (.51)   (.53)   (.54)  (.55)   (.55)

From net realized gain
on investments              --         --     --      --     -         --

In excess of net
Realized gain              --          --     --      --   (.02)      (.02)

Total distributions        (.50)      (.51)   (.53)   (.54)  (.57)    (.57)

Net asset value,
end of period            $9.45       $9.61    $9.31    $9.11  $9.21  $9.21

Ratios and supplemental data
Total return
at net asset value (%)(a)  3.60        8.86    8.17     4.81   8.45    8.45

Net assets, end of period
(in thousands)       $298,243   $293,978   $280,402  $259,934  $251,232 $251,232

Ratio of expenses to
Average net assets (%)(b)  .97     .95         .96         .95  .89    .89

Ratio of net investment income
to average net assets (%)  5.11     5.33        5.67        5.80  6.11   6.11

Portfolio turnover (%)    9.42      31.13        19.12     34.57  47.53  47.53

+Commencement of operations.
*Not annualized.
(a)Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

MASSACHUSETTS FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS B
                                                 For the period
Per-share                                        July 15, 1993+
Operating performance    Year ended May 31       To May 31
                    1999   1998    1997    1996   1995    1994
Net asset value,
Beginning of period  $9.61 $9.30   $9.10   $9.20  $9.05   $9.71

Investment operations
Net investment income  .43  .45     .46     .48    .49     .41

Net realized and unrealized
Gain (loss) on investments  (.16)   .30   .21   (.11)   .17    (.51)

Total from
Investment operations      .27    .75    .67    .37    .66     (.10)

Less distributions:
From net
Investment income        (.44)   (.44)   (.47)  (.47)   (.49)  (.41)

From net realized gain
On investments             --     --      --      --      --     (.15)

In excess of net
Realized gain             --         --    --      --    (.02)     --

Total distributions     (.44)     (.44)   (.47)   (.47)   (.51)   (.56)

Net asset value,
End of period          $9.44       $9.61   $9.30   $9.10  $9.20   $9.05

Ratios and supplemental data
Total return
at net asset value (%)(a) 2.81     8.27     7.47    4.12    7.64    (1.15)*

Net assets, end of period
(in thousands)        $122,654   $105,351  $85,192  $65,538 $47,573  $23,017

Ratio of expenses to
average net assets (%)(b)  1.62    1.60     1.61      1.60    1.53    1.41*

Ratio of net investment income
To average net assets (%)   4.47    4.67    4.99     5.13     5.46    4.32*

Portfolio turnover (%)    9.42       31.13   19.12   34.57    47.53   36.20

+Commencement of operations.
*Not annualized.
(a)Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

MASSACHUSETTS FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS M
                                                  For the period
Per-share                                         May 12,  1995+
Operating performance    Year ended May 31        To May 31
                         1999    1998    1997    1996    1995
Net asset value,
Beginning of period      $9.61   $9.31   $9.10   $9.21   $9.10

Investment operations
Net investment income      .46     .48     .50     .51     .02(c)

Net realized and unrealized
Gain (loss) on investments (.15)   .30     .21    (.11)    .12

Total from
Investment operations     .31      .78     .71     .40     .14

Less distributions:
From net
Investment income      (.47)     (.48)    (.50)    (.51)   (.03)

From net realized gain
On investments          --         --       --       --      --

In excess of net
Realized gain           --          --      --       --       --

Total distributions  (.47)        (.48)    (.50)    (.51)    (.03)

Net asset value,
End of period        $9.45        $9.61    $9.31     $9.10   $9.21

Ratios and supplemental data
Total return
at net asset value (%)(a)  3.29    8.55     7.96     4.37     1.53*

Net assets, end of period
(in thousands)         $5,349   $2,570   $2,839   $1,290     $22

Ratio of expenses to
Average net assets (%)(b)  1.27   1.25    1.26    1.24     .06*

Ratio of net investment income
to average net assets (%)  4.81    5.05   5.30    5.58    .30*

Portfolio turnover (%)  9.42         31.13   19.12   34.57  47.53

+Commencement of operations.
*Not annualized.
(a)Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes Amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c)Per share net investment income has been determined on the basis of the weighted average number of Shares outstanding during the period.

MICHIGAN FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS A
Per-share
operating performance     Year ended May 31
                       1999    1998    1997    1996    1995
Net asset value,
beginning of period    $9.35   $9.12   $8.85   $9.01   $8.90

Investment operations
Net investment income    .44    .47      .48     .49    .52

Net realized and unrealized
gain (loss) on investments  (.18)   .27   .27    (.16)   .11

Total from
investment operations    .26    .74     .75        .33    .63

Less distributions:
From net
investment income        (.44)  (.47)   (.48)   (.49)    (.52)

From net realized gain
on investments          (.03)    (.03)    --      --       --

In excess of net gain
on investments            --    (.01)     --      --       --

Total distributions     (.47)   (.51)   (.48)    (.49)    (.52)

Net asset value,
end of period          $9.14    $9.35    $9.12   $8.85   $9.01

Ratios and supplemental data
Total return
at net asset value (%)(a) 2.77    8.28    8.67    3.76    7.45

Net assets, end of period
(in thousands)        $145,438  $145,547  $142,038  $138,390  $136,010

Ratio of expenses to
average net assets (%)(b)  1.00   .99    .99    1.00      .95

Ratio of net investment income
to average net assets (%)   4.81   5.02   5.33   5.42    6.03

Portfolio turnover (%)  19.51     32.44   55.30   139.08  82.91

+Commencement of operations.
*Not annualized.
(a)Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the period ended
May 31,1994 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

MICHIGAN FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS B
Per-share
Operating performance      Year ended May 31
                           1999    1998    1997    1996    1995
Net asset value,
Beginning of period        $9.34   $9.11   $8.84   $9.00   $8.90

Investment operations

Net investment income       .38     .41      .43    .43      .47

Net realized and unrealized
Gain (loss) on investments  (.19)   .27      .26    (.16)    .10

Total from
Investment operations       .19      .68      .69    .27     .57

Less distributions:
From net
Investment income      (.38)    (.41)    (.42)    (.43)   (.47)

From net realized gain
on investments        (.03)      (.03)     --       --       --

In excess of net gain
on investments         --        (.01)      --       --       --

Total distributions   (.41)       (.45)     (.42)   (.43)   (.47)

Net asset value,
End of period         $9.12      $9.34      $9.11   $8.84    $9.00

Ratios and supplemental data
Total return
at net asset value (%)(a) 2.00    7.58       7.99    3.05     6.72

Net assets, end of period
(in thousands)          $46,827  $41,155    $35,041   $29,371  $21,071

Ratio of expenses to
Average net assets (%)(b)  1.65    1.64    1.64     1.65    1.59

Ratio of net investment income
to average net assets (%)  4.16     4.36    4.68   4.74     5.31

Portfolio turnover (%)  19.51     32.44     55.30   139.08   82.91

+Commencement of operations.
*Not annualized.
(a)Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the period ended
May 31,1994 and thereafter, includes Amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

MICHIGAN FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS M
                                             For the period
Per-share                                    April 17, 1995+
Operating performance   Year ended May 31    to May 31
                    1999   1998   1997   1996   1995
Net asset value,
Beginning of period  $9.35 $9.12  $8.85  $9.00  $8.80

Investment operations
Net investment income .42   .44    .46     .47    .05(c)

Net realized and unrealized
Gain (loss) on investments (.20)  .27  .27 (.16)  .21

Total from
Investment operations   .22  .71   .73   .31   .26

Less distributions:
From net
Investment income        (.41)  (.44)  (.46)   (.46)  (.06)

From net realized gain
on investments       (.03)   (.03)    --    --    --

In excess of net gain
on investments       --      (.01)    --     --     --

Total distributions  (.44)   (.48)   (.46)   (.46)   (.06)

Net asset value,
End of period       $9.13     9.35   $9.12   $8.85   $9.00

Ratios and supplemental data
Total return
at net asset value (%)(a) 2.36   7.95  8.36    3.53   2.03*

Net assets, end of period
(in thousands)    $1,922       $1,742    $719    $558   $119

Ratio of expenses to
Average net assets (%)(b) 1.30  1.29     1.29    1.28   .20*

Ratio of net investment income
to average net assets (%)   4.51   4.70    5.01   5.06   .84*

Portfolio turnover (%)  19.51   32.44   55.30   139.08  82.91

+Commencement of operations.
*Not annualized.
(a)Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the period ended
May 31,1994 and thereafter, includes Amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

MINNESOTA FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS A
Per-share
Operating performance     Year ended May 31
                      1999    1998    1997     1996    1995
Net asset value,
Beginning of period   $9.19   $8.95   $8.76    $8.95   $8.79

Investment operations
Net investment income   .45(a)  .45    .47     .47      .51

Net realized and unrealized
gain (loss) on investments  (.14)   .24   .19   (.19)   .15

Total from
Investment operations       .31    .69    .66    .28    .66

Less distributions:
From net
investment income         (.45)   (.45)   (.47)   (.47)   (.50)

Total distributions       (.45)   (.45)   (.47)   (.47)   (.50)

Net asset value,
end of period            $9.05    9.19    $8.95   $8.76   $8.95

Ratios and supplemental data
Total investment return
at net asset value (%)(b) 3.38    7.90    7.73    3.16    7.90

Net assets, end of period
(in thousands)       $102,869   $100,806  $98,307  $96,110  $98,418

Ratio of expenses to
average net assets (%)(c)  .92(a)   1.01    1.03    1.01    .99

Ratio of net investment income
to average net assets (%)  4.81(a)   4.89    5.32   5.26   5.85

Portfolio turnover (%)     12.79     10.67   50.80  109.85  58.18

+Commencement of operations.
*Not annualized.
(a)Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.01 per share for class A, class B and class M, respectively.
(b)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(c)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

MINNESOTA FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS B
Per-share
Operating performance     Year ended May 31
                       1999    1998    1997    1996    1995
Net asset value,
Beginning of period    $9.16   $8.92  $8.73   $8.92     $8.77

Investment operations
Net investment income  .38(a)   .39    .41     .41        .45

Net realized and unrealized
Gain (loss) on investments (.13)  .24  .19    (.19)      .15

Total from
Investment operations   .25     .63    .60    .22        .60

Less distributions:
From net
Investment income       (.39)   (.39)  (.41)  (.41)   (.45)

Total distributions    (.39)    (.39)   (.41)  (.41)  (.45)

Net asset value,
End of period         $9.02    $9.16   $8.92   $8.73   $8.92

Ratios and supplemental data
Total investment return
at net asset value (%)(b) 2.70   7.20   7.04    2.49   7.17

Net assets, end of period
(in thousands)        51,360    $44,100  $35,333  $30,149 $19,698

Ratio of expenses to
Average net assets (%)(c)  1.57(a)  1.66  1.68   1.67   1.63

Ratio of net investment income
To average net assets (%)   4.16(a)  4.22  4.67   4.57   5.15

Portfolio turnover (%)  12.79     10.67     50.80   109.85    58.18

+Commencement of operations.
*Not annualized.
(a)Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.01 per share for class A, class B and class M, respectively.
(b)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(c)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

MINNESOTA FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS M
                                           For the period
Per-share                                  April 3, 1995+
Operating performance  Year ended May 31   to May 31
                       1999   1998   1997   1996   1995
Net asset value,
Beginning of period    $9.19  $8.94  $8.76  $8.95  $8.77

Investment operations

Net investment income    .41(a)   .42    .45   .43    .08

Net realized and unrealized
gain (loss) on investments  (.14)  .26   .18   (.18)   .17

Total from
investment operations    .27     .68     .63    .25    .25

Less distributions:
From net
investment income       (.42)  (.43)    (.45)   (.44)   (.07)

Total distributions   (.42)    (.43)    (.45)   (.44)   (.07)

Net asset value,
end of period        $9.04    $9.19    $8.94    $8.76    $8.95

Ratios and supplemental data
Total investment return
at net asset value (%)(b) 2.96    7.70    7.29    2.82    2.89

Net assets, end of period
(in thousands)        $1,613   $1,492   $1,106   $913   $1

Ratio of expenses to
average net assets (%)(c)  1.22(a)  1.31  1.33   1.32  .21

Ratio of net investment income
to average net assets (%)  4.51(a)  4.64  5.01  4.72   .93

Portfolio turnover (%)   12.79   10.67   50.80  109.85  58.18

+Commencement of operations.
*Not annualized.
(a)Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.01 per share for class A, class B and class M, respectively.
(b)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(c)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

NEW JERSEY FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS A
                                             Eleven
                                             months
                                             ended         Year
Per-share                                    May 31        ended
Operating performance   Year ended May 31                  June 30
                    1999    1998    1997    1996    1995+   1994
Net asset value,
Beginning of period  $9.32  $9.02   $8.76   $8.98   $8.75   $9.46

Investment operations
Net investment income .45    .45     .47     .48     .46      .51

Net realized and unrealized
Gain (loss) on investments (.17)  .30  .26   (.22)  .23    (.58)

Total from
Investment operations  .28   .75      .73   .26   .69    (.07)

Less distributions:
from net
Investment income    (.45)   (.45)    (.47)   (.48)   (.46)   (.51)

From net realized gain
On investments        --       --       --      --     --     (.08)

In excess of realized
Gain on investments   --       --       --      --     --     (.05)

Total distributions  (.45)   (.45)     (.47)   (.48)   (.46)   (.64)

Net asset value,
End of period        $9.15   $9.32   $9.02    $8.76   $8.98   $8.75

Ratios and supplemental data
Total investment return
at net asset value (%)(a)  3.05   8.48   8.57   2.92   8.25*  (0.94)

Net assets, end of period
(in thousands)    $214,876   $218,312  $228,361  $227,940  $242,569  $246,336

Ratio of expenses to
average net assets (%)(b) .99    .96    .96    .96    .87*     .95

Ratio of net investment income
to average net assets (%)  4.87   4.84  5.28  5.36   5.36*    5.43

Portfolio turnover (%)  7.19    29.03   27.14   52.82  51.86*   51.74

+Commencement of operations.
*Not annualized.
+The fiscal year has been advanced from June 30 to May 31.
(a)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

NEW JERSEY FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS B
                                              Eleven
                                              Months      Year
Per-share                                     Ended       ended
operating performance    Year ended May 31    May 31      June 30
                    1999    1998    1997    1996    1995+    1994
Net asset value,
beginning of period $9.31   $9.01    $8.75 $8.97   $8.75     $9.46

Investment operations
Net investment income  .39   .39    .41      .42    .41     .45

Net realized and unrealized
gain (loss) on investments  (.17)  .30  .27   (.22)  .22   (.58)

Total from
investment operations  .22     .69     .68     .20     .63     (.13)

Less distributions:
From net
investment income     (.39)     (.39)   (.42)  (.42)   (.41)   (.45)

From net realized gain
on investments         --        --      --      --     --       (.02)

In excess of realized
gain on investments    --        --      --      --     --      (.11)

Total distributions  (.39)      (.39)   (.42)   (.42)  (.41)   (.58)

Net asset value,
end of period       $9.14     $9.31     $9.01   $8.75  $8.97  $8.75

Ratios and supplemental data
Total investment return
at net asset value (%)(a)  2.37    7.78    7.87    2.25    7.51    (1.59)

Net assets, end of period
(in thousands)    $99,781    $95,315    $82,407    $72,083  $58,591  $44,916

Ratio of expenses to
average net assets (%)(b)   1.64   1.61   1.61    1.61   1.46*   1.59

Ratio of net investment income
to average net assets (%)   4.22   4.18   4.63   4.69   4.72*  4.77

Portfolio turnover (%)  7.19   29.03   27.14   52.82   51.86*  51.74

+Commencement of operations.
*Not annualized.
+The fiscal year has been advanced from June 30 to May 31.
(a)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

NEW JERSEY FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS M
                                           For the period
Per-share                                  May 1, 1995+
Operating performance  Year ended May 31   to May 31
                      1999   1998    1997    1996    1995+
Net asset value,
Beginning of period   $9.33  $9.02   $8.76   $8.98   $8.74

Investment operations
Net investment income  .42    .42     .45(c)  .45    .04

Net realized and unrealized
gain (loss) on investments  (.18)  .31   .26  (.21)   .28

Total from
investment operations   .24   .73  .71   .24  .32

Less distributions:
From net
investment income   (.42)    (.42)   (.45)  (.46)   (.08)

From net realized gain
on investments        --       --     --      --      --

In excess of realized
gain on investments    --      --      --      --      --

Total distributions    (.42)  (.42)   (.45)   (.46)   (.08)

Net asset value,
end of period         $9.15  $9.33   $9.02   $8.76   $8.98

Ratios and supplemental data
Total investment return
at net asset value (%)(a) 2.63   8.28   8.25  2.65   3.21*

Net assets, end of period
(in thousands)         $1,127   $668   $372   $355   $1

Ratio of expenses to
average net assets (%)(b)   1.29  1.26   1.26  1.24   .09*

Ratio of net investment income
to average net assets (%)   4.61  4.48  4.95   4.92  .42*

Portfolio turnover (%)   7.19   29.03   27.14   52.82   51.86*

+Commencement of operations.
*Not annualized.
+The fiscal year has been advanced from June 30 to May 31.
(a)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

OHIO FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS A
Per-share
operating performance         Year ended May 31
                       1999    1998    1997    1996    1995
Net asset value,
beginning of period    $9.26   $8.99   $8.76   $8.95   $8.80

Investment operations

Net investment income   .46(a)   .47     .46     .48    .52

Net realized and unrealized
gain (loss) on investments  (.19)  .27   .23   (.19)   .15

Total from
investment operations     .27   .74    .69    .29    .67

Less distributions:
From net
investment income     (.47)    (.47)    (.46)   (.48)   (.51)

From net realized gain
on investments        (.07)     --       --       --      (.01)

Total distributions   (.54)    (.47)    (.46)    (.48)    (.52)

Net asset value,
end of period        $8.99     $9.26    $8.99   $8.76   $8.95

Ratios and supplemental data
Total investment return
at net asset value (%)(b)  2.93    8.35    8.05   3.30    8.04

Net assets, end of period
(in thousands)   $186,170    $186,130    $185,030    $186,633    $193,176

Ratio of expenses to
average net assets (%)(c)   .91(a)    .98    .98    .96    .93

Ratio of net investment income
to average net assets (%)   4.96(a)   5.06   5.22   5.39   5.97

Portfolio turnover (%)    7.80   31.07     33.92    33.23   66.29

+Commencement of operations.
*Not annualized.
(a)Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.01 per share for class A, class B and class M, respectively.
(b)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(c)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

OHIO FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS B
                                                  For the period
Per-share                                         July 15, 1993+
Operating performance    Year ended May 31        to May 31
                       1999    1998    1997    1996    1995    1994
Net asset value,
beginning of period    $9.25   $8.98   $8.75   $8.94   $8.79   $9.37

Investment operations
Net investment income   .40(a)   .41    .41     .42    .46      .40

Net realized and unrealized
Gain (loss) on investments  (.20)  .27   .22   (.19)   .16      (.46)

Total from
Investment operations    .20     .68    .63    .23    .62      (.06)

Less distributions:
From net
Investment income      (.40)    (.41)   (.40)   (.42)   (.46)   (.40)

From net realized gain
on investments        (.07)       --     --         --   (.01)   (.12)

Total distributions   (.47)      (.41)   (.40)    (.42)  (.47)   (.52)

Net asset value,
End of period         8.98        $9.25  $8.98   $8.75   $8.94   $8.79

Ratios and supplemental data
Total investment return
at net asset value (%)(b) 2.26     7.65    7.35    2.63    7.39    (1.49)*

Net assets, end of period
(in thousands)         $58,763   $53,689   $47,050  $41,655  $32,847  $17,959

Ratio of expenses to
Average net assets (%)(c)  1.56(a)   1.63    1.63    1.61    1.58     1.42*

Ratio of net investment income
to average net assets (%)  4.31(a)    4.40    4.56    4.71    5.24    4.35*

Portfolio turnover (%)   7.80    31.07    33.92   33.23    66.29    44.45

+Commencement of operations.
*Not annualized.
(a)Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.01 per share for class A, class B and class M, respectively.
(b)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(c)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

OHIO FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS M
                                                    For the period
Per-share                                           April 3, 1995+
Operating performance         Year ended May 31     to May 31
                       1999    1998    1997    1996    1995
Net asset value,
beginning of period    $9.26   $9.00   $8.76   $8.95   $8.76

Investment operations
Net investment income   .43(a)   .43    .44      .45     .08

Net realized and unrealized
Gain (loss) on investments  (.19)  .27  .23     (.18)    .19

Total from
Investment operations   .24      .70    .67      .27     .27

Less distributions:
From net
Investment income     (.44)     (.44)   (.43)    (.46)   (.08)

From net realized gain
on investments       (.07)       --      --       --         --

Total distributions   (.51)     (.44)    (.43)   (.46)    (.08)

Net asset value,
End of period        $8.99       $9.26  $9.00   $8.76   $8.95

Ratios and supplemental data
Total investment return
At net asset value (%)(b) 2.62   7.90    7.85   3.00   3.05*

Net assets, end of period
(in thousands)           $1,998  $2,212  $911  $495   $1

Ratio of expenses to
Average net assets (%)(c)   1.21(a)   1.28   1.28   1.27   .20*

Ratio of net investment income
To average net assets (%)   4.67(a)   4.76   4.87   4.85   .89*

Portfolio turnover (%)  7.80     31.07    33.92  33.23   66.29

+Commencement of operations.
*Not annualized.
(a)Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.01 per share for class A, class B and class M, respectively.
(b)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(c)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

PENNSYLVANIA FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS A
Per-share
Operating performance          Year ended May 31
                          1999    1998    1997    1996
Net asset value
Beginning of period       9.49    $9.21   $9.08   $9.24

Investment operations

Net investment income      .46      .49     .50     .51

Net realized and unrealized
Gain (loss) on investments (.28)   .31      .20     (.16)

Total from
Investment operations     .18      .80     .70      .35

Less distributions:
From net
Investment income         (.46)   (.48)   (.49)     (.51)

From net realized gain
on investments            (.09)   (.04)    (.08)      --

Total distributions       (.55)   (.52)    (.57)    (.51)

Net asset value,
End of period            $9.12    $9.49   $9.21    $9.08

Ratios and supplemental data
Total investment return
at net asset value (%)(a)  1.91    8.92    7.94      3.82

Net assets, end of period
(in thousands)          $179,327   $187,272  $185,041  $183,117

Ratio of expenses to
Average net assets (%)(b)   .98     .98     .98     .98

Ratio of net investment income
to average net assets (%)   4.89     5.16   5.39   5.46

Portfolio turnover (%)    14.28     40.76   38.10  41.40

PENNSYLVANIA FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS A (continued)

                                 Three months
Per-share                        Ended
Operating performance            May 31          Year ended February 28
                                  1995+           1995
Net asset value
Beginning of period               $8.98            $9.39

Investment operations

Net investment income              .13               .53

Net realized and unrealized
Gain (loss) on investments          .26               (.40)

Total from
Investment operations              .39               .13

Less distributions:
From net
Investment income                (.13)               (.53)

From net realized gain
on investments                     --                (.01)

Total distributions              (.13)               (.54)

Net asset value,
End of period                    $9.24              $8.98

Ratios and supplemental data
Total investment return
at net asset value (%)(a)         4.39*               1.60

Net assets, end of period
(in thousands)                   $178,785            $171,568

Ratio of expenses to
Average net assets (%)(b)         .21*                 .92

Ratio of net investment income
to average net assets (%)        1.44*                   5.94

Portfolio turnover (%)            4.15*                   26.09

+Commencement of operations.
*Not annualized.
+The fiscal year advanced from February 28 to May 31.
(a)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

PENNSYLVANIA FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS B
Per-share
Operating performance              Year ended May 31
                           1999   1998   1997   1996
Net asset value
Beginning of period        $9.48  $9.20  $9.07  $9.23

Investment operations
Net investment income      .40      .42   .44    .44

Net realized and unrealized
Gain (loss) on investments  (.28)   .32   .20   (.15)

Total from
Investment operations       .12    .74    .64   .29

Less distributions:
From net
Investment income         (.40)   (.42)   (.43)   (.45)

From net realized gain
On investments          (.09)    (.04)    (.08)     --

Total distributions     (.49)    (.46)    (.51)   (.45)

Net asset value,
End of period          $9.11    $9.48    $9.20   $9.07

Ratios and supplemental data
Total investment return
at net asset value (%)(a)  1.24  8.22    7.24    3.14

Net assets, end of period
(in thousands)        $98,447  $90,303  $77,399  $65,669


Ratio of expenses to
Average net assets (%)(b) 1.63   1.63   1.63    1.62

Ratio of net investment income
to average net assets (%)  4.24   4.51   4.73   4.78

Portfolio turnover (%)  14.28    40.76   38.10  41.40

+Commencement of operations.
*Not annualized.
+The fiscal year advanced from February 28 to May 31.
(a)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

PENNSYLVANIA FUND
Financial highlights
(For a share outstanding throughout the period)
CLASS M
                                                 For the period
Per-share                                        July 3, 1995+
Operating performance    Year ended May 31        to May 31
                        1999     1998    1997     1996
Net asset value
Beginning of period     $9.49    $9.22   $9.09    $9.10

Investment operations
Net investment income    .43      .46     .47      .44

Net realized and unrealized
Gain (loss) on investments (.28)   .30    .21      (.01)

Total from
Investment operations   .15     .76     .68     .43

Less distributions:
From net
Investment income     (.43)    (.45)    (.47)    (.44)

From net realized gain
On investments        (.09)     (.04)   (.08)     --

Total distributions   (.52)    (.49)    (.55)    (.44)

Net asset value,
End of period         $9.12    $9.49    $9.22    $9.09

Ratios and supplemental data
Total investment return
At net asset value (%)(a) 1.60   8.47     7.61     4.70

Net assets, end of period
(in thousands)          $3,363  $1,994   $660     $337

Ratio of expenses to
Average net assets (%)(b)   1.28     1.28     1.28     1.13

Ratio of net investment income
To average net assets (%)   4.59     4.85     5.04     4.49

Portfolio turnover (%)   14.28      40.76     38.10    41.40

+Commencement of operations.
*Not annualized.
+The fiscal year advanced from February 28 to May 31.
(a)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

FOR MORE INFORMATION ABOUT PUTNAM ARIZONA TAX EXEMPT INCOME FUND, PUTNAM FLORIDA TAX EXEMPT INCOME FUND, PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND, PUTNAM MICHIGAN TAX EXEMPT INCOME FUND, PUTNAM MINNESOTA TAX EXEMPT INCOME FUND, PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND, PUTNAM OHIO TAX EXEMPT INCOME FUND AND PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

Each fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in each fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. Each fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about the funds, or make shareholder inquiries, by contacting your financial advisor or Putnam's Website, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about each fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the fund on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the fund's file number.

PUTNAM INVESTMENTS
     One Post Office Square
     Boston, Massachusetts 02109
     Toll-free 1-800-225-1581
     www.putnaminv.com

     Address correspondence to

     Putnam Investor Services
     P.O. Box 989
     Boston MA  02103

     WWW.PUTNAMINV.COM

     File Nos:
     Arizona Fund        811-6258
     Florida Fund        811-6129
     Massachusetts Fund  811-4518
     Michigan Fund  811-4529
     Minnesota Fund 811-4527
     New Jersey Fund     811-5977
     Pennsylvania Fund   811-5802

 PUTNAM ARIZONA TAX EXEMPT INCOME FUND

PUTNAM FLORIDA TAX EXEMPT INCOME FUND

PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND

PUTNAM MICHIGAN TAX EXEMPT INCOME FUND

PUTNAM MINNESOTA TAX EXEMPT INCOME FUND

PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND

PUTNAM OHIO TAX EXEMPT INCOME FUND

PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

SEPTEMBER 30,    1999


This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of the
funds dated September 30,    1999    , as revised from time to
time.  This SAI contains information    that     may be useful to
investors but which is not included in the prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Investors may obtain a free copy of the applicable prospectus from Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the funds.
Part II includes information about    these     funds and the
other Putnam funds.


PART I           PAGE

   FUND ORGANIZATION AND CLASSIFICATION      I-3

INVESTMENT RESTRICTIONS  I-   4

CHARGES AND EXPENSES     I-7

INVESTMENT PERFORMANCE   I-   25



ADDITIONAL OFFICERS I-   35

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS  I-   36

PART II

MISCELLANEOUS INVESTMENT PRACTICES II-1

TAXES     II-   25

MANAGEMENT     II-   28

DETERMINATION OF NET ASSET VALUE   II-   36

HOW TO BUY SHARES   II-   37

DISTRIBUTION PLANS  II-   48

INVESTOR SERVICES   II-   52

SIGNATURE GUARANTEES     II-   56

SUSPENSION OF REDEMPTIONS     II-   56

SHAREHOLDER LIABILITY    II-   56

STANDARD PERFORMANCE MEASURES II-   57

COMPARISON OF PORTFOLIO PERFORMANCE     II    -61

DEFINITIONS    II-65


         SAI
         PART I

FUND ORGANIZATION AND CLASSIFICATION

Each fund is a separate Massachusetts business trust.Putnam Arizona Tax Exempt Income Fund was organized on November 9, 1990. Putnam Florida Tax Exempt Income Fund was organized on June 27,
1990.   Each of Putnam Massachusetts Tax Exempt Income Fund,
Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund and Putnam Ohio Tax Exempt Income Fund, which prior to October 1, 1995 were known as Putnam Massachusetts Tax Exempt Income Fund II, Putnam Michigan Tax Exempt Income Fund II, Putnam Minnesota Tax Exempt Income Fund II and Putnam Ohio Tax Exempt Income Fund II, respectively, were organized on July 14, 1989. Putnam New Jersey Tax Exempt Income Fund was organized on November 17, 1989. Putnam Pennsylvania Tax Exempt Income Fund was organized on April 20, 1989. A copy of each fund's Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

Each fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund's shares are not currently divided into series. Each fund offers classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of that fund. Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

The Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds are "diversified" investment companies under the Investment Company Act of 1940, and the Arizona, Florida and New Jersey funds are "non-diversified" investment companies under the Investment Company Act of 1940. This means that with respect to 75% of the total assets of the Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds and with respect to 50% of the total assets of the Arizona, Florida and New Jersey funds, the funds may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania
funds    '    total assets and the remaining 50% of the Arizona,
Florida and New Jersey funds    '    total assets are not subject
to this restriction. To the extent a fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value
of such issuer    '   s securities declines.

INVESTMENT RESTRICTIONS

AS FUNDAMENTAL INVESTMENT RESTRICTIONS, WHICH MAY NOT BE CHANGED
WITHOUT A VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES, EACH FUND MAY NOT AND WILL NOT:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) (Arizona, Florida and New Jersey funds only). With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7) (Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds only). With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(8) (Arizona, Florida and New Jersey funds only). With respect to
50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(9) (Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds only). With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(10) Purchase securities (other than securities of the U.S.
government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(11) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

Although certain of each fund's fundamental investment restrictions permit it to borrow money to a limited extent, none of the funds currently intends to do so or did so last year.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.
------------------
IT IS CONTRARY TO EACH FUND'S PRESENT POLICY, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, TO:

Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of a fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

---------------------------

All percentage limitations on investments (other than pursuant to
the non-fundamental restriction    above)     will apply at the
time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

---------------------------

CHARGES AND EXPENSES

MANAGEMENT FEES

Each fund pays a quarterly fee to Putnam Management based on the average net assets of that fund, as determined at the close of
each business day during the quarter, at the annual rate    equal
to the lesser of (I) 0.50% of the average net asset value of the
fund or (II)     0.60% of the first $500 million, 0.50% of the
next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and 0.330% thereafter.

For the past three fiscal years, pursuant to these management
contracts and management contracts in effect prior to    July 1,
1999 (July 16, 1999 for the Arizona fund) under which management fees were paid at the rate of 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and
0.330% thereafter.     at the rates and dated as set forth below),
the funds incurred the following fees:

                                              REFLECTING A
                                        REDUCTION IN THE FOLLOWING
                 FISCAL     MANAGEMENT     AMOUNTS PURSUANT TO AN
                  YEAR      FEE PAID          EXPENSE LIMITATION
              ----------------         -------------    ----------------
Arizona fund   *    1999      $894,534       $247,488
                    1998      $919,202               $0
                    1997      $902,931               $0

Florida fund      1999        $1,908,857               $0
                  1998      $1,830,007                  $0
                  1997      $1,811,365                  $0

Massachusetts fund     1999        $2,514,877               $0
                       1998      $2,323,681               $0
                       1997      $2,084,991               $0

Michigan fund  1999      $1,158,327               $0
               1998      $1,101,894               $0
               1997      $1,041,555               $0

Minnesota fund*     1999      $913,319            $127,265
                    1998      $856,443            $0
                    1997      $789,906            $0

New Jersey fund     1999      $1,900,119               $0
                    1998      $1,890,731               $0
                    1997      $1,844,631               $0

Ohio fund*     1999      $1,466,994          $204,135
               1998      $1,426,828               $0
               1997      $1,395,593               $0

Pennsylvania fund   1999      $1,697,013               $0
                    1998      $1,640,373               $0
                    1997      $1,554,372               $0

*From August 1, 1998 until July 1, 1999 Putnam Management had voluntarily reduced the management fees for the Minnesota and Ohio funds to 0.50%, and from August 1, 1998 until July 16, 1999 Putnam Management had voluntarily reduced the management fee for the Arizona fund to 0.40%.

BROKERAGE COMMISSIONS

The following table shows brokerage commissions paid during the
fiscal periods indicated   :

           FISCAL     BROKERAGE
            YEAR      COMMISSIONS
           ------    ------------
Arizona fund      1999   $9,289
                  1998 $7,189
                  1997 $18,252

Florida fund      1999   $15,392
                  1998 $12,935
                  1997 $41,262

Massachusetts     1999   $17,232
fund              1998 $8,138
                  1997 $38,155


Michigan fund     1999   $7,651
                  1998 $4,108
                  1997 $19,462

Minnesota fund    1999   $7,183
                  1998 $5,278
                  1997 $13,494

New Jersey fund   1999   $14,528
                  1998 $7,384
                  1997 $28,054


Ohio fund    1999   $10,251
             1998 $10,153
             1997 $32,721

Pennsylvania fund      1999   $14,157
                       1998 $8,476
                       1997 $26,520


ADMINISTRATIVE EXPENSE REIMBURSEMENT

The funds reimbursed Putnam Management for administrative services
during fiscal    1999    , including compensation of certain fund
officers and contributions to the Putnam Investments, Inc. Profit
Sharing Retirement Plan for their benefit, as follows:

                                       PORTION OF TOTAL
                                      REIMBURSEMENT FOR
                                        COMPENSATION
                           TOTAL            AND
                       REIMBURSEMENT   CONTRIBUTIONS
                       -------------  ----------------
Arizona fund              $6,044          $4,898
Florida fund              $5,418          $4,390
Massachusetts fund        $6,882          $5,577
Michigan fund             $6,079          $4,926
Minnesota fund            $0              $0
New Jersey fund           $6,743          $5,464
Ohio fund                 $6,169          $4,999
Pennsylvania fund         $6,210          $5,032

TRUSTEE FEES

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the funds and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management
also manages the funds    '    other affairs and business.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following tables show the year each Trustee was first elected a Trustee of the Putnam funds, the fees
paid to each Trustee by each fund for fiscal    1999     and the
fees paid to each Trustee by all of the Putnam funds during
calendar    1998:

   ARIZONA FUND
COMPENSATION TABLE
                                    Pension or       Estimated          Total
                       Aggregate    retirement       annual benefits    compensation
                       compensation benefits accrued from all           from all
                       from the     as part of       Putnam funds       Putnam
Trustees/Year          fund(1)      fund expenses    upon retirement(2) funds(3)

Jameson A. Baxter/1994   $387 $ 90 $95,000   $207,000       (4)
Hans H. Estin/1972     371    185  95,000    182,500
John A. Hill/1985(5)     402  79   115,000        200,500(4)
Ronald J. Jackson/1996      389    68   95,000    200,500(4)
Paul L. Joskow/1997    371    16   95,000    180,500(4)
Elizabeth T. Kennan/1992    383    106  95,000    200,500
Lawrence J. Lasser/1992     368         80        95,000
178,500
John H. Mullin, III/1997    381    25   95,000    180,500(4)
Robert E. Patterson/1984    368    58   95,000    181,500
William F. Pounds/1971(5)     395  207  115,000   215,000
George Putnam/1957  368  202  95,000    179,500
George Putnam, III/1984     369    39   95,000    181,500
A.J.C. Smith/1986      363    128  95,000    176,500
W. THOMAS STEPHENS/1997  369  23   95,000    181,500(4)
W. NICHOLAS THORNDIKE/1992       371    151  95,000    182,500

(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on
   Trustee     fee rates in effect during calendar    1998    .
(3)  As of    December 31, 1998,     there were    113     funds
in the Putnam family.
(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)          Includes additional compensation for service as Vice
Chairman of the    Board of Trustees.

   FLORIDA FUND
COMPENSATION TABLE
                            Pension or       Estimated           Total
               Aggregate    retirement       annual benefits     compensation
               compensation benefits accrued from all            from all
               from the     as part of       Putnam funds        Putnam
Trustees/Year  fund(1)      fund expenses    upon retirement(2)  funds(3)

Jameson A. Baxter/1994   $474 $111 $95,000   $207,000       (4)
Hans H. Estin/1972     454    229  95,000    182,500
John A. Hill/1985(5)     506  97   115,000        200,500(4)
Ronald J. Jackson/1996      476    83   95,000    200,500(4)
Paul L. Joskow/1997    454    20   95,000    180,500(4)
Elizabeth T. Kennan/1992    469    132  95,000    200,500
Lawrence J. Lasser/1992     450    9995,000  178,500
John H. Mullin, III/1997    467    30   95,000    180,500(4)
Robert E. Patterson/1984    450    72   95,000    181,500
William F. Pounds/1971(5)     504  256  115,000   215,000
George Putnam/1957  450  250  95,000    179,500
George Putnam, III/1984     452    48   95,000    181,500
A.J.C. Smith/1986      444    158  95,000    176,500
W. THOMAS STEPHENS/1997  451  2895,000  181,500(4)
W. NICHOLAS THORNDIKE/1992       454    187  95,000    182,500

(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on
   Trustee     fee rates in effect during calendar    1998    .
(3)         As of    December 31, 1998,     there were    113
funds in the Putnam family
(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)          Includes additional compensation for service as Vice
Chairman of the    Board of Trustees.

   MASSACHUSETTS FUND
COMPENSATION TABLE
                            Pension or       Estimated         Total
               Aggregate    retirement       annual benefits   compensation
               compensation benefits accrued from all          from all
               from the     as part of       Putnam funds      Putnam
Trustees/Year  fund(1)      fund expenses    upon retirement(2) funds(3)

Jameson A. Baxter/1994   $534 $124 $95,000   $207,000       (4)
Hans H. Estin/1972     511    255  95,000    182,500
John A. Hill/1985(5)     576  109  115,000        200,500(4)
Ronald J. Jackson/1996      536    93   95,000    200,500(4)
Paul L. Joskow/1997    511    22   95,000    180,500(4)
Elizabeth T. Kennan/1992    528    147  95,000    200,500
Lawrence J. Lasser/1992     507    11195,000      178,500
John H. Mullin, III/1997    526    34   95,000    180,500(4)
Robert E. Patterson/1984    507    80   95,000    181,500
William F. Pounds/1971(5)     577  286  115,000   215,000
George Putnam/1957  507  279  95,000    179,500
George Putnam, III/1984     509    53   95,000    181,500
A.J.C. Smith/1986      500    176  95,000    176,500
W. THOMAS STEPHENS/1997  508  3295,000  181,500(4)
W. NICHOLAS THORNDIKE/1992       511    209  95,000    182,500

(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on
   Trustee     fee rates in effect during calendar    1998    .
(3)         As of    December 31, 1998,     there were    113
funds in the Putnam family.
(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)          Includes additional compensation for service as Vice
Chairman of the    Board of Trustees.

   MICHIGAN FUND
COMPENSATION TABLE
                             Pension or       Estimated           Total
               Aggregate     retirement       annual benefits     compensation
               compensation  benefits accrued from all            from all
               from the      as part of       Putnam funds        Putnam
Trustees/Year  fund(1)       fund expenses    upon retirement(2)  funds(3)

Jameson A. Baxter/1994   $412 $ 95 $95,000   $207,000       (4)
Hans H. Estin/1972     395    197  95,000    182,500
John A. Hill/1985(5)     432  84   115,000        200,500(4)
Ronald J. Jackson/1996      411    72   95,000    200,500(4)
Paul L. Joskow/1997    395    17   95,000    180,500(4)
Elizabeth T. Kennan/1992    407    113  95,000    200,500
Lawrence J. Lasser/1992     392    8595,000  178,500
John H. Mullin, III/1997    406    26   95,000    180,500(4)
Robert E. Patterson/1984    391    62   95,000    181,500
William F. Pounds/1971(5)     425  220  115,000   215,000
George Putnam/1957  392  215  95,000    179,500
George Putnam, III/1984     393    41   95,000    181,500
A.J.C. Smith/1986      386    136  95,000    176,500
W. THOMAS STEPHENS/1997  396  2495,000  181,500(4)
W. NICHOLAS THORNDIKE/1992       395    161  95,000    182,500

(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on
   Trustee     fee rates in effect during calendar    1998    .
(3)         As of    December 31, 1998,     there were    113
funds in the Putnam family.
(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)          Includes additional compensation for service as Vice
Chairman of the    Board of Trustees.

   MINNESOTA FUND
COMPENSATION TABLE
                            Pension or       Estimated           Total
               Aggregate    retirement       annual benefits     compensation
               compensation benefits accrued from all            from all
               from the     as part of       Putnam funds        Putnam
Trustees/Year  fund(1)      fund expenses    upon retirement(2)  funds(3)

Jameson A. Baxter/1994   $390 $ 92 $95,000   $207,000       (4)
Hans H. Estin/1972     373    189  95,000    182,500
John A. Hill/1985(5)     405  80   115,000        200,500(4)
Ronald J. Jackson/1996      391    69   95,000    200,500(4)
Paul L. Joskow/1997    373    16   95,000    180,500(4)
Elizabeth T. Kennan/1992    385    108  95,000    200,500
Lawrence J. Lasser/1992     370    8295,000  178,500
John H. Mullin, III/1997    384    25   95,000    180,500(4)
Robert E. Patterson/1984    370    59   95,000    181,500
William F. Pounds/1971(5)     397  211  115,000   215,000
George Putnam/1957  370  206  95,000    179,500
George Putnam, III/1984     371    39   95,000    181,500
A.J.C. Smith/1986      365    130  95,000    176,500
W. THOMAS STEPHENS/1997  371  2395,000  181,500(4)
W. NICHOLAS THORNDIKE/1992       373    154  95,000    182,500

(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on
   Trustee     fee rates in effect during calendar    1998    .
(3)         As of    December 31, 1998,     there were    113
funds in the Putnam family.
(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)          Includes additional compensation for service as Vice
Chairman of the    Board of Trustees.

   NEW JERSEY FUND
COMPENSATION TABLE
                            Pension or       Estimated           Total
               Aggregate    retirement       annual benefits     compensation
               compensation benefits accrued from all            from all
               from the     as part of       Putnam funds        Putnam
Trustees/Year  fund(1)      fund expenses    upon retirement(2)  funds(3)

Jameson A. Baxter/1994   $481 $114 $95,000   $207,000       (4)
Hans H. Estin/1972     459    235  95,000    182,500
John A. Hill/1985(5)     512  100  115,000        200,500(4)
Ronald J. Jackson/1996      482    86   95,000    200,500(4)
Paul L. Joskow/1997    459    21   95,000    180,500(4)
Elizabeth T. Kennan/1992    475    135  95,000    200,500
Lawrence J. Lasser/1992     456    10295,000      178,500
John H. Mullin, III/1997    473    31   95,000    180,500(4)
Robert E. Patterson/1984    456    74   95,000    181,500
William F. Pounds/1971(5)     510  263  115,000   215,000
George Putnam/1957  456  257  95,000    179,500
George Putnam, III/1984     458    49   95,000    181,500
A.J.C. Smith/1986      449    162  95,000    176,500
W. THOMAS STEPHENS/1997  457  2995,000  181,500(4)
W. NICHOLAS THORNDIKE/1992       459    192  95,000    182,500

(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on
   Trustee     fee rates in effect during calendar    1998    .
(3)         As of    December 31, 1998,     there were    113
funds in the Putnam family.
(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)          Includes additional compensation for service as Vice
Chairman of the    Board of Trustees.

   OHIO FUND
COMPENSATION TABLE
                             Pension or        Estimated           Total
               Aggregate     retirement        annual benefits     compensation
               compensation  benefits accrued  from all            from all
               from the      as part of        Putnam funds        Putnam
Trustees/Year  fund(1)       fund expenses     upon retirement(2)  funds(3)

Jameson A. Baxter/1994   $447 $104 $95,000   $207,000       (4)
Hans H. Estin/1972     428    214  95,000    182,500
John A. Hill/1985(5)     472  91   115,000        200,500(4)
Ronald J. Jackson/1996      449    78   95,000    200,500(4)
Paul L. Joskow/1997    428    19   95,000    180,500(4)
Elizabeth T. Kennan/1992    442    123  95,000    200,500
Lawrence J. Lasser/1992     425         93        95,000
178,500
John H. Mullin, III/1997    441    29   95,000    180,500(4)
Robert E. Patterson/1984    424    67   95,000    181,500
William F. Pounds/1971(5)     467  240  115,000   215,000
George Putnam/1957  425  234  95,000    179,500
George Putnam, III/1984     427    45   95,000    181,500
A.J.C. Smith/1986      419    148  95,000    176,500
W. THOMAS STEPHENS/1997  426  2795,000  181,500(4)
W. NICHOLAS THORNDIKE/1992       428    175  95,000    182,500

(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on
   Trustee     fee rates in effect during calendar    1998    .
(3)         As of    December 31, 1998,     there were    113
funds in the Putnam family.
(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)          Includes additional compensation for service as Vice
Chairman of the    Board of Trustees.

   PENNSYLVANIA FUND
COMPENSATION TABLE
                             Pension or       Estimated           Total
               Aggregate     retirement       annual benefits     compensation
               compensation  benefits accrued from all            from all
               from the      as part of       Putnam funds        Putnam
Trustees/Year  fund(1)       fund expenses    upon retirement(2)  funds(3)

Jameson A. Baxter/1994   $468 $109 $95,000   $207,000       (4)
Hans H. Estin/1972     448    224  95,000    182,500
John A. Hill/1985(5)     496  95   115,000        200,500(4)
Ronald J. Jackson/1996      466    81   95,000    200,500(4)
Paul L. Joskow/1997    448    19   95,000    180,500(4)
Elizabeth T. Kennan/1992    463    129  95,000    200,500
Lawrence J. Lasser/1992     445         97        95,000
178,500
John H. Mullin, III/1997    461    30   95,000    180,500(4)
Robert E. Patterson/1984    444    70   95,000    181,500
William F. Pounds/1971(5)     493  250  115,000   215,000
George Putnam/1957  445  245  95,000    179,500
George Putnam, III/1984     446    47   95,000    181,500
A.J.C. Smith/1986      438    154  95,000    176,500
W. THOMAS STEPHENS/1997  449  2895,000  181,500(4)
W. NICHOLAS THORNDIKE/1992       448    183  95,000    182,500

(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on
   Trustee     fee rates in effect during calendar    1998    .
(3)         As of    December 31, 1998,     there were    113
funds in the Putnam family.
(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)          Includes additional compensation for service as Vice
Chairman of the    Board of Trustees.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the funds, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see
"Management" in Part II of this SAI.

SHARE OWNERSHIP

   [To be updated]

At August 31,    1999    , the officers and Trustees of each fund
as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, to the knowledge of each fund no person owned of record or beneficially 5% or more of the shares of any class of that fund:

                         SHAREHOLDER NAME         PERCENTAGE
FUND NAME      CLASS     AND ADDRESS              OWNED (%)
-----------    -----     --------------------     --------


DISTRIBUTION FEES

During fiscal    1999    , the funds paid the following 12b-1 fees
to Putnam Mutual Funds:

FUND NAME        CLASS A CLASS B   CLASS M
----------       ------- -------   -------

Arizona fund       $230,912   $280,986$2,583
Florida fund       $478,860   $661,320  $8,248
Massachusetts fund      $599,924   $984,302  $17,159
Michigan fund      $293,757   $377,203  $9,023
Minnesota fund     $206,453   $404,546  $7,254
New Jersey fund         $432,465   $845,334  $4,750
Ohio fund$372,496   $476,568  $11,097
Pennsylvania fund       $370,754   $813,362$12,687
CLASS A SALES CHARGES AND CONTINGENT DEFERRED SALES CHARGES

Putnam Mutual Funds received sales charges with respect to class A shares in the following amounts during the periods indicated:

                              SALES CHARGES
                            RETAINED BY PUTNAM  CONTINGENT
                TOTAL         MUTUAL FUNDS      DEFERRED
                FRONT-END         AFTER          SALES
                SALES CHARGES DEALER CONCESSIONS  CHARGES
               ------------   ------------------  -------
Arizona fund
Fiscal year
    1999$258,719         $18,389        $5,356
 1998     $273,170            $20,714        $3,552
 1997     $256,335       $19,256        $0

Florida fund
Fiscal year
    1999  $544,484       $50,272        $18,386
 1998     $618,337            $45,640        $12,539
 1997     $479,813       $29,435        $0

Massachusetts fund
Fiscal year
    1999  $759,523       $49,656        $291
 1998     $817,677            $81,698        $9,139
 1997     $804,139       $69,935        $5,892

Michigan fund
Fiscal year
    1999  $381,642       $25,075        $0
 1998     $631,534            $26,799        $0
 1997     $293,992       $19,220        $0

Minnesota fund
Fiscal year
    1999  $386,996       $27,520        $12,083
 1998     $253,075            $17,156        $10,651
 1997     $299,911       $14,517        $996


New Jersey fund
Fiscal year
    1999  $476,180       $33,456        $336
 1998     $431,109            $26,430        $8,832
 1997     $444,990       $28,733        $553

Ohio fund
Fiscal year
    1999  $432,069       $31,348        $0
 1998     $382,476            $26,000        $0
 1997     $299,079       $21,347        $0

Pennsylvania fund
Fiscal year
    1999  $491,564       $31,807        $429
 1998     $518,777            $33,326        $11,243
 1997     $519,585       $33,135        $18

CLASS B CONTINGENT DEFERRED SALES CHARGES

Putnam Mutual Funds received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:
     CONTINGENT DEFERRED
     SALES CHARGES
     -------------------
Arizona fund
Fiscal year
    1999  $77,533
 1998     $71,193
 1997     $64,409

Florida fund
Fiscal year
    1999  $143,456
 1998     $156,891
 1997     $127,203

Massachusetts fund
Fiscal year
    1999  $213,777
 1998        $199,915
 1997     $172,410


Michigan fund
Fiscal year
    1999  $115,377
 1998     $74,493
 1997     $70,002

Minnesota fund
Fiscal year
    1999  $58,315
 1998     $67,726
 1997     $54,301

New Jersey fund
Fiscal year
    1999  $196,773
 1998     $196,042
 1997     $208,190

Ohio fund
Fiscal year
    1999  $72,397
 1998     $105,570
 1997     $152,734

Pennsylvania fund
Fiscal year
    1999  $172,491
 1998     $140,736
 1997     $178,614


CLASS M SHARES

Putnam Mutual Funds received sales charges with respect to class M shares in the following amounts during the periods indicated:
                        SALES CHARGES
                    RETAINED BY PUTNAM
                      MUTUAL FUNDS
     TOTAL               AFTER
     SALES CHARGES  DEALER CONCESSIONS
     -------------  ------------------
Arizona fund
Fiscal year
    1999  $2,485    $182
 1998        $735        $53
 1997     $975 $167

Florida fund
Fiscal year
    1999  $5,645    $437
 1998        $4,996      $608
 1997     $2,561    $214

Massachusetts fund
Fiscal year
    1999  $22,874   $2,029
 1998        $9,339      $685
 1997     $12,561   $1,657

Michigan fund
Fiscal year
    1999  $9,290    $882
 1998        $14,331     $802
 1997     $3,735    $353

Minnesota fund
Fiscal year
    1999  $5,608    $946
 1998        $5,199      $161
 1997     $673 $69


New Jersey fund
Fiscal year
    1999  $10,518   $2,351
 1998        $6,348      $615
 1997     $4,802    $524

Ohio fund
Fiscal year
    1999  $4,328    $561
 1998        $2,128      $82
 1997     $4,707    $321

Pennsylvania fund
Fiscal year
    1999  $11,390   $1,062
 1998        $16,920     $1,666
 1997     $7,322    $552

INVESTOR SERVICING AND CUSTODY FEES AND EXPENSES

During the    1999     fiscal year, each fund incurred the
following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

Arizona fund      $211,915
Florida fund       $424,849
Massachusetts fund      $542,146
Michigan fund      $272,954
Minnesota fund     $220,989
New Jersey fund         $434,840
Ohio fund     $341,113
Pennsylvania fund       $390,580



INVESTMENT PERFORMANCE

STANDARD PERFORMANCE MEASURES
(for periods ended May 31,    1999)


ARIZONA FUND
Class A             Class B        Class M
Inception
date:               1/30/91             7/15/93        7/3/95

AVERAGE
ANNUAL
TOTAL RETURN
------------------------------------------------------------------
 1 year      3.57%3.01%  3.26%
 5 years     6.05   5.39 5.74                _____
 Life of fund     6.83   6.07 6.46

YIELD

30-day
yield     4.02%     3.57%        3.78%

Tax-equivalent
yield*         7.01%     6.23%     6.59%

*Assumes the maximum combined    42.68%     federal and state
   income     tax rate    applicable to individuals    . Results
for investors subject to lower tax rates would not be as advantageous.


FLORIDA FUND
Class A        Class B        Class M
Inception
date:          8/24/90        1/4/93          5/1/95

AVERAGE
ANNUAL
TOTAL RETURN
------------------------------------------------------------------

1 year       3.20%2.56%  2.88%
5 years      6.44   5.76 6.11
Life of fund      7.21   6.42 6.82


YIELD

30-day
yield        3.60%  3.09%     3.35%

Tax-equivalent
yield*       5.96%  5.12%     5.55%

*Assumes the maximum 39.60% federal    income     tax rate
   applicable to individuals    . Results for investors subject to
lower tax rates would not be as advantageous.



MASSACHUSETTS FUND
Class A        Class B        Class M
Inception
date:          10/23/89       7/15/93        5/12/95

AVERAGE
ANNUAL
TOTAL RETURN
------------------------------------------------------------------

1 year       3.60%  2.81%     3.29%
5 years      6.75   6.03 6.38
Life of fund      7.74   6.93 7.34

YIELD

30-day
yield        3.70%  3.23%     3.45%

Tax-equivalent
yield*       6.51%  5.69%     6.07%

*Assumes the maximum combined    43.19%     federal and state
   income     tax rate    applicable to individuals    . Results
for investors subject to lower tax rates would not be as advantageous.


MICHIGAN FUND
          Class A        Class B          Class M
Inception
date:          10/23/89       7/15/93          4/17/95
AVERAGE
ANNUAL
TOTAL RETURN
------------------------------------------------------------------

1 year       2.77%1.79%  2.36%
5 years      6.15   5.39 5.10
Life of fund      6.92   6.11 6.15

YIELD

30-day
yield        3.74%  3.28%     3.51%

Tax-equivalent
yield*       6.48%  5.68%     6.08%

*Assumes the maximum combined 42.26% federal and state
   income     tax rate    applicable to individuals    . Results
for investors subject to lower tax rates would not be as advantageous.


MINNESOTA FUND
Class A          Class B      Class M
Inception
date:          10/23/89         7/15/93      4/3/95

AVERAGE
ANNUAL
TOTAL RETURN
-----------------------------------------------------------------

1 year       3.38%2.70%  2.96%
5 years      5.98   5.29 5.62
Life of fund      6.61   5.81 6.21

YIELD

30-day
yield        3.85%  3.39%     3.39%

Tax-equivalent
yield*       6.97%  6.13%     6.13%

*Assumes the maximum combined 44.73% federal and state
   income     tax rate    applicable to individuals    . Results
for investors subject to lower tax rates would not be as advantageous.


NEW JERSEY FUND
Class A          Class B      Class M
Inception
date:          2/20/90          1/4/93       5/1/95

AVERAGE
ANNUAL
TOTAL RETURN
------------------------------------------------------------------

1 year       3.05%  2.37%     2.63%
5 years      6.13   5.42 5.83
Life of fund      7.13   6.32 6.74

YIELD

30-day
yield        3.90%  3.45%     3.68%

Tax-equivalent
yield*       6.90%  6.10%     6.51%

*Assumes the maximum combined 43.45% federal and state
   income     tax rate    applicable to individuals    . Results
for investors subject to lower tax rates would not be as advantageous.


OHIO FUND
          Class A          Class B      Class M
Inception
date:          10/23/89         7/15/93      4/3/95

AVERAGE
ANNUAL
TOTAL RETURN
------------------------------------------------------------------

1 year       2.93%7.04%  2.62%
5 years      6.10   5.43 5.79
Life of fund      6.85   6.06 6.45

YIELD

30-day
yield        3.96%  3.51%     3.73%


Tax-equivalent
yield*       7.03%  6.24%     6.63%

*Assumes the maximum combined    43.71%     federal and state
   income     tax rate    applicable to individuals    . Results
for investors subject to lower tax rates would not be as advantageous.


PENNSYLVANIA FUND
Class A             Class B        Class M
Inception
date:          7/21/89             7/15/93        7/3/95

AVERAGE ANNUAL
TOTAL RETURN
------------------------------------------------------------------

1 year       1.91%1.24%  1.60%
5 years      6.22   5.53 5.88
Life of fund      7.21   6.39 6.80

YIELD

30-day
yield        3.72%  3.25%     3.47%

Tax-equivalent
yield*       6.34%  5.54%     5.91%

*Assumes the maximum combined 41.29% federal and state
   income     tax rate    applicable to individuals    . Results
for investors subject to lower tax rates would not be as advantageous.

Returns for class A and class M shares reflect the deduction of the current maximum initial sales charges of 4.75% and 3.25%, respectively

Returns for class B shares reflect the deduction of the applicable
   contingent deferred sales charge (CDSC),     which is 5% in the
first year, declining to 1% in the sixth year, and is eliminated thereafter.

Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge
or CDSC, if any, currently applicable to each class and        the
higher operating expenses applicable to such shares.

Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation. All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

See "Standard    performance     measures" in Part II of this SAI
for information on how performance is calculated.

TAXES

The prospectus describes generally the tax treatment of distributions by the funds. This section of the SAI and the section entitled "Taxes" in Part II of this SAI include additional information concerning certain state and federal tax consequences of an investment in a fund, respectively.
Prospective investors should be aware that an investment in a state tax-exempt fund may not be suitable for persons who do not receive income subject to income taxes of such state.

(MICHIGAN AND MINNESOTA FUNDS ONLY) That percentage of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the funds, that is equal to the percentage of the funds' distributions from investment income and short-term capital gains that is exempt from federal income tax, will not be deductible by the investor for Michigan single business tax or Minnesota personal income tax purposes. For Michigan personal income tax purposes, such interest deduction is wholly disallowed.

To the extent that distributions are derived from interest on Michigan tax-exempt securities, such distributions will be exempt
from Michigan personal income tax         under the current
position of the Michigan Department of Treasury. Such distributions, if received in connection with a shareholder's business activity, may alternatively be subject to the Michigan
single business tax.  For Michigan personal income tax        and
single business tax purposes, exempt-interest dividends attributable to any investment other than Michigan tax-exempt securities will be fully taxable as will dividends arising from any source other than exempt-interest irrespective of the investment to which any such dividend is attributable.

More specifically, Michigan law provides an exemption from both the Michigan personal income tax and the Michigan single business tax with respect to interest paid to the owner of tax-exempt
securities       .  The Michigan Department of Treasury, in a
ruling letter dated December 19, 1986 and published in April, 1987, revised a previous administrative position that shareholders of an investment company other than a "unit investment trust" are to be treated as the owners of shares in the investment company and not as the owners of a proportionate share of the company's assets. This revised position was reaffirmed in a ruling published in March, 1989. The Michigan fund is not a unit investment trust, and accordingly shareholders will, in the view of the Michigan Department of Treasury, be treated as the owners of the fund's assets including the fund's tax-exempt securities.

The Department has not addressed the question of whether the distinction between ownership of tax-exempt obligations and ownership of mutual fund shares may be accorded significance in connection with application of the single business tax to investment company distributions representing interest on obligations which are exempt from federal income tax and Michigan
tax.     The Michigan intagibles tax was fully repealed as of
January 1, 1998.

NEW JERSEY. Income distributions paid from a "qualified investment fund" are exempt from the New Jersey Gross Income Tax to the extent attributable to tax-exempt obligations specified by New Jersey law. A "qualified investment fund" is any investment company or trust, or series of such investment company or trust, registered with the Securities and Exchange Commission which, for the calendar year in which a distribution is paid, (i) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables) and financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes
related thereto, and (ii)    at the close of each taxable quarter
of the taxable year has not less than     80 percent of the
aggregate principal amount of all its investments (excluding financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under section 851(b) of the Internal Revenue Code, and cash and cash items, which cash items include receivables), invested in obligations issued by New Jersey or obligations that are free from state or local taxation under New Jersey and federal laws, such as obligations issued by the governments of Puerto Rico, Guam or the Virgin Islands. Provided the fund qualifies as a "qualified investment fund," interest income and gains realized by the fund and distributed to shareholders will be exempt from the New Jersey Gross Income Tax to the extent attributable to tax-exempt obligations. Gains resulting from the redemption or sale of shares of the New Jersey fund will also be exempt from the New Jersey Gross Income Tax.

The New Jersey Gross Income Tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, interest on tax-exempt obligations is included in
the net income tax base for purposes of computing the    Corporate
Business Tax    .  Furthermore, any gain upon the redemption or
sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

The New Jersey fund will notify shareholders by February 15 of each calendar year as to the amounts of dividends and distributions made with respect to the preceding calendar year that are exempt from federal income taxes and New Jersey personal income tax and the amounts, if any, which are subject to such taxes. The New Jersey fund will also make appropriate certification of its status to New Jersey tax authorities by that date.

PENNSYLVANIA. Distributions paid by the Pennsylvania fund which are excludable as exempt income for federal tax purposes are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by the Pennsylvania fund attributable to interest received by the Pennsylvania fund from its investments in tax-exempt securities and obligations of the United States, its territories and certain of its agencies and instrumentalities to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Internal Revenue Code if the interest were exempt from federal income tax. Distributions by the Pennsylvania fund attributable to most other sources may be
subject to the Pennsylvania corporate net income tax.     Fund
shares are considered exempt assets (with a pro rata exclusion based on the value of the Pennsylvania fund attributable to its investments in tax-exempt securities and obligations of the United States, its territories and certain of its agencies and instrumentalities) for purposes of determining a corporation's capital stock value subject to the Commonwealth's capital stock/franchise tax.

ADDITIONAL OFFICERS

In addition to the persons listed as fund officers in Part II of this SAI, each of the following persons is also a Vice President of one or more funds and certain of the other Putnam funds, the total number of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

OFFICER NAME (AGE) (NUMBER OF FUNDS)



BLAKE E. ANDERSON  (age    42)     (18 funds). Managing Director
of Putnam Management.

   JEROME J. JACOBS(age 41) (27 funds). Managing Director of
Putnam Management.

STEPHEN ORISTAGLIO(age 44) (65 funds). Managing Director of Putnam
Management.

DAVID E. HAMLIN (age 41) (10 funds). Senior     Vice President of
Putnam Management.     Prior to August 1998, Mr. Hamlin was a
Principal at The Vanguard Group.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA
02110    , are the independent accountants for the funds,
providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial statements and financial highlights included in each fund's Annual
Report for the fiscal year ended May 31,    1999    , filed
electronically on the following dates, are incorporated by reference into this SAI:

 Date filed
Fund      File No.   with SEC
_________________________________________________________________

Arizona fund    811-6258    June 20, 1999
Florida fund    811-6129    June 22, 1999
Massachusetts fund   811-4518    June 22, 1999
Michigan fund   811-4529    June 22, 1999
Minnesota fund  811-4527    June 22, 1999
New Jersey fund      811-5977    June 22, 1999
Ohio fund       811-4528    June 22, 1999
Pennsylvania fund    811-5802    June 20, 1999

The financial highlights included in the prospectus and
incorporated by reference into this SAI and the financial
statements incorporated by reference into the prospectus and this
SAI have been so included and incorporated in reliance upon the
reports of    PricewaterhouseCoopers     LLP, independent
accountants, given on their authority as experts in auditing and accounting.

7/2/99

                       TABLE OF CONTENTS


MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS    II-1

TAXES..                                                     II-25

MANAGEMENT                                                  II-28

DETERMINATION OF NET ASSET VALUE                            II-36

HOW TO BUY SHARES                                           II-37

DISTRIBUTION PLANS                                          II-48

INVESTOR SERVICES                                           II-52

SIGNATURE GUARANTEES                                        II-56

SUSPENSION OF REDEMPTIONS                                   II-56

SHAREHOLDER LIABILITY                                       II-56

STANDARD PERFORMANCE MEASURES                               II-56

COMPARISON OF PORTFOLIO PERFORMANCE                         II-57

SECURITIES RATINGS                                          II-61

DEFINITIONS                                                 II-65


                        THE PUTNAM FUNDS
          STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                            PART II

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a fund's prospectus or part I of this SAI, or by applicable law, the fund may engage in each of the practices described below. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

FOREIGN INVESTMENTS

The fund may invest in securities of foreign issuers. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, are typically increased in connection
with investments in "emerging markets."   For example, political
and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of the fund's investments in emerging markets and the availability to the fund of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to manage its exposure to foreign currencies. In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.
The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

FOREIGN CURRENCY OPTIONS. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

INVESTMENTS IN MISCELLANEOUS FIXED-INCOME SECURITIES

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

LOWER-RATED SECURITIES

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of
lower-rated securities.   Changes by nationally recognized
securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in securities of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default of such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash.
Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This may be particularly true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

LOAN PARTICIPATIONS

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

The loans in which the fund may invest are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower.

Loan participations may be structured in different forms, including novations, assignments, and participating interests.
In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest, and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, but must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest, and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest, and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES

Certain funds may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

MORTGAGE RELATED AND ASSET-BACKED SECURITIES

The fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

The fund may also invest in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed and asset-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid.
If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

STRUCTURED NOTES

A fund may be able to invest in so-called structured notes. These securities are generally derivative instruments whose value is tied to an underlying index or other security or asset class. Such structured notes may include, for example, notes that allow a fund to invest indirectly in certain foreign investments which the fund would otherwise would not be able to directly invest often because of restrictions imposed by local laws.

TAX-EXEMPT SECURITIES

GENERAL DESCRIPTION. As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and the appropriate state's personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

PARTICIPATION INTERESTS (MONEY MARKET FUNDS ONLY). The Money Market Fund may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The Money Market Fund may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Money Market Fund in connection with the arrangement. The Money Market Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. The Money Market Fund does not expect to invest more than 5% of its assets in participation interests.

STAND-BY COMMITMENTS. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

YIELDS. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"MORAL OBLIGATION" BONDS. The fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the fund.

MUNICIPAL LEASES. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

ADDITIONAL RISKS. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of tax-exempt bonds may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

CONVERTIBLE SECURITIES

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

PRIVATE PLACEMENTS

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The funds may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

FUTURES CONTRACTS AND RELATED OPTIONS

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

OPTIONS ON FUTURES CONTRACTS. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

OPTIONS ON STOCK INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

SHORT-TERM TRADING

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. In deciding whether to sell a portfolio security, Putnam Management does not consider how long the fund has owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

REPURCHASE AGREEMENTS

The fund (except for Putnam Money Market Fund) may enter into repurchase agreements, amounting to not more than 25% of its total assets. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

RESTRICTED SECURITIES

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the funds' Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

FORWARD COMMITMENTS

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

SWAP AGREEMENTS

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions, in which its investment return will depend on the change in value of a specified security or index. The fund would typically receive from the counterparty the amount of any increase, and pay to the counterparty the amount of any decrease, in the value of the underlying security or index. The contracts would thus, absent the failure of the counterparty to complete its obligations, provide to the fund approximately the same return as it would have realized if it had owned the security or index directly.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

DERIVATIVES

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI. The fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates.

YEAR 2000

Like other financial and business organizations, the funds depend on the proper function of their service providers' computer systems. To the extent that the systems used by the funds or their service providers cannot distinguish between the year 1900 and the year 2000 or have other operating difficulties as a result of the year 2000, the operations of and services provided to the funds and their shareholders could be adversely impacted. Putnam Management and its affiliates have reported that each expects to modify its systems, as necessary, to address this so-called "year 2000 problem," and will, on behalf of the funds, inquire as to the year 2000 compliance of the funds' other major service providers. However, there can be no assurance that the operations of and services provided to the funds and their shareholders will not be adversely affected. Similarly, companies in which the funds invest may also experience "year 2000 problems," which could ultimately result in losses to a fund to the extent that the securities of any such company decline in value as a result of a "year 2000 problem."

EURO CONVERSION

Eleven member countries of the European Economic and Monetary Union (the "EMU") have qualified for conversion of their national currencies to the euro on January 1, 1999. The euro is a common currency that is expected to eventually be used as the sole currency for these countries and other EMU members that wish to convert to the euro. National currencies will remain for the converting countries through at least July of 2002 while the full transition to the euro in the countries involved in the conversion occurs. Possible consequences to funds that invest in securities denominated in any of the national currencies affected include the risks that: (i) the unification of economic and monetary policies underpinning the currency unification may increase the potential for similarities in the movements of markets in the European countries converting to the euro, (ii) contracts (including contracts regarding currency transactions) denominated in (or tied to) those currencies may become more difficult to enforce, and that (iii) companies in which the funds invest may be adversely affected by their failure (or the failure of other companies with which they do business) to adequately address the operational aspects of the conversion.

Like other financial and business organizations, the funds depend on the proper function of their service providers' computer and other systems. The funds could be adversely affected if the computer or other systems used by Putnam Management and the funds' other service providers cannot appropriately account for the conversion to the euro. Putnam Management and its affiliates expect that their systems will be able to address this issue without any material interruption of service. However, there can be no assurance that the operations of and services provided to the funds and their shareholders will not be adversely affected. Similarly, companies in which the funds invest may also experience similar problems in dealing with the conversion to the euro, which could result in losses to the funds.

TAXES

TAXATION OF THE FUND. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

EXEMPT-INTEREST DIVIDENDS. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.
The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

RETURN OF CAPITAL DISTRIBUTIONS. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

CAPITAL LOSS CARRYOVER. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.
Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

BACKUP WITHHOLDING. The fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding.

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these new regulations.

MANAGEMENT

TRUSTEES NAME (AGE)

*+GEORGE PUTNAM (72), Chairman and President. Chairman and Director of Putnam Management and Putnam Mutual Funds. Director, Freeport Copper and Gold, Inc. (a mining and natural resource company), Houghton Mifflin Company (a major publishing company) and Marsh & McLennan Companies, Inc.

JOHN A. HILL (57), Vice Chairman. Chairman and Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors). Director of Snyder Oil Corporation, TransMontaigne Oil Company and various private companies owned by First Reserve Corporation, such as James River Coal and Anker Coal Corporation.

+WILLIAM F. POUNDS (70), Vice Chairman. Professor Emeritus of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology. Director of IDEXX Laboratories, Inc. (a provider of diagnostic products and services for the animal health and food and environmental industries), Management Sciences for Health, Inc. (a non-profit organization), and Sun Company, Inc. (a petroleum refining and marketing company).

JAMESON A. BAXTER (55), Trustee. President, Baxter Associates, Inc. (a management consulting and private investments firm). Director of MB Financial, Inc., ASHTA Chemicals, Inc., Banta Corporation (printing and digital imaging), and Ryerson Tull, Inc. (America's largest steel service corporation). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

+HANS H. ESTIN (70), Trustee.  Chartered Financial Analyst and
Vice Chairman, North American Management Corp. (a registered investment adviser).

RONALD J. JACKSON (55), Trustee.  Former Chairman, President and
Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer).

*PAUL L. JOSKOW (51), Trustee. Professor Emeritus of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology. Director, New England Electric System (a public utility holding company), State Farm Indemnity Company (an automobile insurance company) and the Whitehead Institute for Biomedical Research (a non-profit research institution).

ELIZABETH T. KENNAN (61), Trustee. President Emeritus and Professor, Mount Holyoke College. Director, Bell Atlantic (a telecommunications company), the Kentucky Home Life Insurance Companies, Bell Atlantic, Northeast Utilities and Talbots (a distributor of women's apparel).

*LAWRENCE J. LASSER (56), Trustee and Vice President. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Investment Management, Inc. Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay.

JOHN H. MULLIN, III (57), Trustee. Chairman and CEO of Ridgeway Farm, Director of ACX Technologies, Inc. (a company engaged in the manufacture of industrial ceramics and packaging products), Alex. Brown Realty, Inc. and The Liberty Corporation (a company engaged in the life insurance and broadcasting industries).

+ROBERT E. PATTERSON (53), Trustee.  President and Trustee of
Cabot Industrial Trust (a publicly traded real estate investment trust). Director of Brandywine Trust Company.

*DONALD S. PERKINS (71), Trustee. Director of various corporations, including AON Corp. (an insurance company), Cummins Engine Company, Inc. (an engine and power generator manufacturer and assembler), Parsons Group L.L.C. (a corporation providing financial staffing services), LaSalle Hotel Properties, LaSalle Street Fund, Inc. and LaSalle U.S. Realty Income and Growth Fund, Inc. (real estate investment trusts), Lucent Technologies Inc. (a global provider of telecommunications equipment), Nanophase Technologies Inc. (a producer of nano crystalline materials), Neodesic Corp. (a software company), Ryerson Tull, Inc. (America's largest steel service corporation) and Springs Industries, Inc. (a textile manufacturer).

*GEORGE PUTNAM III (47), Trustee. President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser). Director, Massachusetts Audubon Society and The Boston Family Office, L.L.C. (a registered investment advisor).

*A.J.C. SMITH (64), Trustee.  Chairman and Chief Executive
Officer, Marsh & McLennan Companies, Inc.  Director, Trident
Partnership (a $667 million 10-year limited partnership with over 30 institutional investors).

W. THOMAS STEPHENS (56), Trustee.  President and Chief Executive
Officer of MacMillan Bloedel Ltd. (a major forest products company). Director, Qwest Communications (a fiber optics manufacturer) and New Century Energies (a public utility company).

W. NICHOLAS THORNDIKE (65), Trustee. Director of various corporations and charitable organizations, including Courier
Corporation (a book manufacturer), Data General Corporation (a provider of customized computer solutions), Bradley Real Estate, Inc., and Providence Journal Co.

OFFICERS NAME (AGE)

CHARLES E. PORTER (60), Executive Vice President.  Managing
Director of Putnam Investments, Inc. and Putnam Management.

PATRICIA C. FLAHERTY (52), Vice President. Senior Vice President of Putnam Investments, Inc. and Putnam Management.

GORDON H. SILVER (51), Vice President.  Director and Senior
Managing Director of Putnam Investments, Inc. and Putnam
Management.

BRETT C. BROWCHUK (36), Vice President. Managing Director of
Putnam Management.

IAN C. FERGUSON (41), Vice President. Senior Managing Director of Putnam Investments, Inc. and Putnam Management.

RICHARD A. MONAGHAN (44), Vice President.  Managing Director of
Putnam Investments, Inc., Putnam Management and Putnam Mutual
Funds.

JOHN R. VERANI (59), Vice President.  Senior Vice President of
Putnam Investments, Inc. and Putnam Management.

JOHN D. HUGHES (64), Senior Vice President and Treasurer.

BEVERLY MARCUS (54), Clerk and Assistant Treasurer.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Mutual Funds.

Messrs. Putnam, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds.

Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of the fund, Putnam Management, and Putnam Mutual Funds.
   Mr.Perkins     may be deemed to be an "interested person" of
the fund because of his service as a director of a certain publicly held company that includes registered broker-dealer
firms among its subsidiaries.  Neither the fund    norany     of
the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. Mr. Joskow is not currently an "interested person" of the fund but could be deemed by the Securities and Exchange Commission to be an "interested person" on account of his prior consulting relationship with National Economic Research Associates, Inc., a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., which was terminated as of August 31, 1998. The balance of the Trustees are not "interested persons."

+Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

                        ----------------

Certain other officers of Putnam Management are officers of the fund. SEE "ADDITIONAL OFFICERS" IN PART I OF THIS SAI. The mailing address of each of the officers and Trustees is One Post
Office Square, Boston, Massachusetts 02109.

Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to July, 1998, Mr. Joskow was Chairman of the Department of Economics, Massachusetts Institute of Technology, and, prior to September, 1998, he was a consultant to National Economic Research Associates. Prior to June, 1995, Dr. Kennan was President of Mount Holyoke College. Prior to 1996, Mr. Stephens was Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation. Prior to April, 1996, Mr. Ferguson was CEO at Hong Kong Shanghai Banking Corporation. Prior to February, 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to November, 1998, Mr. Monaghan was Managing Director at Merrill Lynch.

Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. FOR DETAILS OF TRUSTEES' FEES PAID BY THE FUND AND INFORMATION CONCERNING RETIREMENT GUIDELINES FOR THE TRUSTEES, SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

PUTNAM MANAGEMENT AND ITS AFFILIATES

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with nearly $222 billion in assets in nearly 11 million shareholder accounts at December 31, 1998. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 1998, Putnam Management and its affiliates managed over $294 billion in assets, including over $20 billion in tax-exempt securities and over $71 billion in retirement plan assets.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

THE MANAGEMENT CONTRACT

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

FOR DETAILS OF PUTNAM MANAGEMENT'S COMPENSATION UNDER THE MANAGEMENT CONTRACT, SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. THE TERMS OF ANY EXPENSE LIMITATION FROM TIME TO TIME IN EFFECT ARE DESCRIBED IN THE PROSPECTUS AND/OR PART I OF THIS SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

THE AMOUNT OF THIS REIMBURSEMENT FOR THE FUND'S MOST RECENT FISCAL YEAR IS INCLUDED IN "CHARGES AND EXPENSES" IN PART I OF THIS SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Mutual Funds pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

PERSONAL INVESTMENTS BY EMPLOYEES OF PUTNAM MANAGEMENT

Employees of Putnam Management are permitted to engage in personal securities transactions, subject to requirements and restrictions set forth in Putnam Management's Code of Ethics.
The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the funds. Among other things, the Code of Ethics, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each.
There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI FOR INFORMATION CONCERNING COMMISSIONS PAID BY THE FUND.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract.
Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

PRINCIPAL UNDERWRITER

Putnam Mutual Funds is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Mutual Funds is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI FOR INFORMATION ON SALES CHARGES AND OTHER PAYMENTS RECEIVED BY PUTNAM MUTUAL FUNDS.

INVESTOR SERVICING AGENT AND CUSTODIAN

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services has won the DALBAR Service Award eight times in the past nine years. In 1997 and 1998, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI FOR INFORMATION
ON FEES AND REIMBURSEMENTS FOR INVESTOR SERVICING AND CUSTODY
RECEIVED BY PFTC.  THE FEES MAY BE REDUCED BY CREDITS ALLOWED BY
PFTC.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities.
Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that a fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment
Company Act of 1940.

HOW TO BUY SHARES

GENERAL

The prospectus contains a general description of how investors may buy shares of the fund and states whether the fund offers more than one class of shares. This SAI contains additional information which may be of interest to investors.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase (except for class A shares and class M shares of money market funds). As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares. The prospectus contains a table of applicable sales charges. For information about how to purchase class A or class M shares of a Putnam fund at net asset value through an employer-sponsored retirement plan, please consult your employer. Certain purchases of class A shares and class M shares may be exempt from a sales charge or, in the case of class A shares, may be subject to a contingent deferred sales charge ("CDSC"). See "General-- Sales without sales charges or contingent deferred sales charges," "Additional Information About Class A and Class M shares," and "Contingent Deferred Sales Charges--Class A shares."

Class B shares and class C shares are sold subject to a CDSC payable upon redemption within a specified period after purchase.
The prospectus contains a table of applicable CDSCs.

Class B shares will automatically convert into class A shares no later than the end of the month eight years after the purchase date, and may, in the discretion of the Trustees, convert to class A shares earlier. Class B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans. See the prospectus that offers class Y shares for more information. Certain purchase programs described below are not available to defined contribution plans. Consult your employer for information on how to purchase shares through your plan.

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the Exchange. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, (ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more. Information about these plans is available from investment dealers or from Putnam Mutual Funds.

As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly bank drafts for a fixed amount (at least $25) are used to purchase fund shares at the applicable public offering price next determined after Putnam Mutual Funds receives the proceeds from the draft. A shareholder may choose any day of the month and, if a given month (for example, February) does not contain that particular date, or if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from investment dealers or from Putnam Mutual Funds.

Except for funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

PAYMENT IN SECURITIES. In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities which are delivered in proper form. The fund will not accept options or restricted securities as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Mutual Funds.
Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Mutual Funds.

SALES WITHOUT SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES.
The fund may sell shares without a sales charge or CDSC to:

   (i) current and retired Trustees of the fund; officers of the fund; directors and current and retired U.S. full-time employees of Putnam Management, Putnam Mutual Funds, their parent corporations and certain corporate affiliates; family members of and employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

   (ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge)
   (not offered by tax-exempt funds);

   (iii) clients of administrators of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Mutual Funds (not offered by tax-exempt funds);

   (iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Mutual Funds; employees of financial institutions having sales agreements with Putnam Mutual Funds or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their spouses and children under age 21 (Putnam Mutual Funds is regarded as the dealer of record for all such accounts);

   (v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

   (vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Mutual Funds, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

   (vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Mutual Funds with respect to such accounts, which in all cases shall be subject to a wrap fee economically comparable to a sales charge. Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at NAV without a wrap fee.

In addition, each of the Putnam funds may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies, and the CDSC will be waived on redemptions of shares arising out of death or post-purchase disability of a shareholder or settlor of a living trust account and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The fund may sell class A or class M shares at net asset value to members of qualified groups. See "Group purchases of class A and class M shares" below. Class A and class M shares are available without an initial sales charge to "class A qualified benefit plans" and "class M qualified benefit plans," respectively, as described below. See "Qualified benefit plans; Individual account plans" below.

PAYMENTS TO DEALERS. Putnam Mutual Funds may, at its expense, pay concessions in addition to the payments disclosed in the prospectus to dealers which satisfy certain criteria established from time to time by Putnam Mutual Funds relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

ADDITIONAL INFORMATION ABOUT CLASS A AND CLASS M SHARES

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Mutual Funds will give dealers ten days' notice of any changes in the dealer discount. Putnam Mutual Funds retains the entire sales charge on any retail sales made by it.

Putnam Mutual Funds offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.

For Growth Funds, Growth and Income Funds and Asset Allocation
Funds only:

                                CLASS A                         CLASS M
                      AMOUNT OF                      AMOUNT OF
                      SALES CHARGE  SALES CHARGE     SALES CHARGE    SALES CHARGE
                      AS A          REALLOWED TO     AS A            REALLOWED TO
                      PERCENTAGE    DEALERS AS A     PERCENTAGE      DEALERS AS A
AMOUNT OF TRANSACTION OF OFFERING   PERCENTAGE OF    OF OFFERING     PERCENTAGE OF
AT OFFERING PRICE ($) PRICE         OFFERING PRICE   PRICE           OFFERING PRICE
-----------------------------------------------------------------------------------
Under 50,000                5.75%      5.00%          3.50%       3.00%
50,000 but under 100,000    4.50       3.75           2.50        2.00
100,000 but under 250,000   3.50       2.75           1.50        1.00
250,000 but under 500,000   2.50       2.00           1.00        1.00
500,000 but under 1,000,000 2.00       1.75           NONE        NONE
1,000,000 and above         NONE       NONE           NONE        NONE
------------------------------------------------------------------------------------

For Income Funds only (except for Putnam Intermediate U.S.
Government Income Fund and Putnam Preferred Income Fund):

                                         CLASS A             CLASS M
                                AMOUNT OF                     AMOUNT OF
                                SALES CHARGE  SALES CHARGE    SALES CHARGE        SALES CHARGE
                                AS A          REALLOWED TO    AS A                REALLOWED TO
                                PERCENTAGE    DEALERS AS A    PERCENTAGE          DEALERS AS A
AMOUNT OF TRANSACTION           OF OFFERING   PERCENTAGE OF   OF OFFERING         PERCENTAGE OF
AT OFFERING PRICE ($)           PRICE         OFFERING PRICE  PRICE               OFFERING PRICE
-------------------------------------------------------------------------------------
Under 50,000                    4.75%            4.25%         3.25%               3.00%
50,000 but under 100,000        4.50             4.00          2.25                2.00
100,000 but under 250,000       3.50             3.00          1.50                1.25
250,000 but under 500,000       2.50             2.25          1.00                1.00
500,000 but under 1,000,000     2.00             1.75          NONE                NONE
1,000,000 and above             NONE             NONE          NONE                NONE
-----------------------------------------------------------------------------------------

For Putnam Intermediate U.S. Government Income Fund and Putnam
Preferred Income Fund only:

                                      CLASS A             CLASS M
                            AMOUNT OF                    AMOUNT OF
                            SALES CHARGE  SALES CHARGE   SALES CHARGE   SALES CHARGE
                            AS A          REALLOWED TO   AS A           REALLOWED TO
                            PERCENTAGE    DEALERS AS A   PERCENTAGE     DEALERS AS A
AMOUNT OF TRANSACTION       OF OFFERING   PERCENTAGE OF  OF OFFERING    PERCENTAGE OF
AT OFFERING PRICE ($)       PRICE         OFFERING PRICE PRICE          OFFERING PRICE
---------------------------------------------------------------------------------------------
Under 100,000                   3.25%      3.00%          2.00%          1.80%
100,000 but under 250,000       2.50       2.25           1.50           1.30
250,000 but under 500,000       2.00       1.75           1.00           1.00
500,000 but under 1,000,000     1.50       1.25           NONE           NONE
1,000,000 and above             NONE       NONE           NONE           NONE
------------------------------------------------------------------------------------------------

For Tax Free Funds only:

                                   CLASS A                       CLASS M
                          AMOUNT OF                     AMOUNT OF
                          SALES CHARGE  SALES CHARGE    SALES CHARGE   SALES CHARGE
                          AS A          REALLOWED TO    AS A           REALLOWED TO
                          PERCENTAGE    DEALERS AS A    PERCENTAGE     DEALERS AS A
AMOUNT OF TRANSACTION     OF OFFERING   PERCENTAGE OF   OF OFFERING    PERCENTAGE OF
AT OFFERING PRICE ($)     PRICE         OFFERING PRICE  PRICE          OFFERING PRICE
----------------------------------------------------------------------------------------------
Under 25,000                    4.75%      4.50%       3.25%            3.00%
25,000 but under 50,000         4.50       4.25        3.25             3.00
50,000 but under 100,000        4.50       4.25        2.25             2.00
100,000 but under 250,000       3.75       3.50        1.50             1.25
250,000 but under 500,000       3.00       2.75        1.00             1.00
500,000 but under 1,000,000     2.00       1.85        NONE             NONE
1,000,000 and above             NONE       NONE        NONE             NONE
----------------------------------------------------------------------------------------

COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares:

      (i) an individual, or a "company" as defined in Section
      2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

      (ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

      (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"));

      (iv) tax-exempt organizations qualifying under Section
      501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a
      "403(b) plan") of the Code; and

      (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with Putnam Mutual Funds.

CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). A purchaser of class A shares or class M shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

      (i) the investor's current purchase; and

      (ii) the maximum public offering price (at the close of business on the previous day) of:

             (a) all shares held by the investor in all of the Putnam funds (except money market funds); and

             (b) any shares of money market funds acquired by exchange from other Putnam funds; and

      (iii) the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a "combined purchase" (see above).

To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Mutual Funds with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments.

STATEMENT OF INTENTION. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds). Each purchase of class A shares or class M shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Mutual Funds in accordance with the prospectus. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Mutual
Funds or from investment dealers. Interested investors should read the Statement of Intention carefully.

GROUP PURCHASES OF CLASS A AND CLASS M SHARES. Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam Mutual Funds, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Mutual Funds or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge;
(iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Mutual Funds or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam Mutual Funds. The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

QUALIFIED BENEFIT PLANS; INDIVIDUAL ACCOUNT PLANS. The terms "class A qualified benefit plan" and "class M qualified benefit plan" mean any employer-sponsored plan or arrangement, whether or not tax-qualified, for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with the purchase of class A shares or class M shares, respectively. The term "affiliated employer" means employers who are affiliated with each other within the meaning of Section 2(a)(3)(C) of the Investment Company Act of 1940. The term "individual account plan" means any employee benefit plan whereby
(i) class A shares are purchased through payroll deductions or otherwise by a fiduciary or other person for the account of participants who are employees (or their spouses) of an employer, or of affiliated employers, and (ii) a separate investing account is maintained in the name of such fiduciary or other person for the account of each participant in the plan.

The table of sales charges in the prospectus applies to sales to employer-sponsored retirement plans that are not class A qualified benefit plans, except that the fund may sell class A shares at net asset value to employee benefit plans, including individual account plans, of employers or of affiliated employers which have at least 750 employees to whom such plan is made available, in connection with a payroll deduction system of plan funding (or other system acceptable to Putnam Investor Services) by which contributions or account information for plan participation are transmitted to Putnam Investor Services by methods acceptable to Putnam Investor Services. The fund may also sell class A shares at net asset value to employer-sponsored retirement plans that initially invest at least $1 million in the fund or that have at least 200 eligible employees. In addition, the fund may sell class M shares at net asset value to class M qualified benefit plans.

An employer-sponsored retirement plan participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in the other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value based on the size of the purchase. These investments will also be included for purposes of the discount privileges and programs described above.

Additional information about qualified benefit plans and individual account plans is available from investment dealers or from Putnam Mutual Funds.

CONTINGENT DEFERRED SALES CHARGES; COMMISSIONS

CLASS A SHARES. Except as described below, a CDSC of 0.75% (1.00% in the case of plans for which Putnam Mutual Funds and its affiliates do not act as trustee or record-keeper) of the total amount redeemed is imposed on redemptions of shares purchased by class A qualified benefit plans if, within two years of a plan's initial purchase of class A shares, it redeems 90% or more of its cumulative purchases. Thereafter, such plan is no longer liable for any CDSC. The two-year CDSC applicable to class A qualified benefit plans for which Putnam Mutual Funds or its affiliates serve as trustee or recordkeeper ("full service plans") is 0.50% of the total amount redeemed, for full service plans that initially invest at least $5 million but less than $10 million in Putnam funds and other investments managed by Putnam Management or its affiliates ("Putnam Assets"), and is 0.25% of the total amount redeemed for full service plans that initially invest at least $10 million but less than $20 million in Putnam Assets. Class A qualified benefit plans that initially invest at least $20 million in Putnam Assets, or whose dealer of record has, with Putnam Mutual Funds' approval, waived its commission or agreed to refund its commission to Putnam Mutual Funds in the event a CDSC would otherwise be applicable, are not subject to any CDSC.

Similarly, class A shares purchased at net asset value by any investor other than a class A qualified benefit plan, including purchases pursuant to any Combined Purchase Privilege, Right of Accumulation or Statement of Intention, are subject to a CDSC of 1.00% or 0.50%, respectively, if redeemed within the first or second year after purchase, unless the dealer of record waived its commission with Putnam Mutual Funds' approval. The class A CDSC is imposed on the lower of the cost and the current net asset value of the shares redeemed.

Except as described below for sales to class A qualified benefit plans, Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more and sales to employer-sponsored benefit plans that have at least 200 eligible employees and that are not class A qualified benefit plans based on cumulative purchases of such shares, including purchases pursuant to any Combined Purchase Privilege, Right of Accumulation or Statement of Intention, during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

On sales at net asset value to a class A qualified benefit plan, Putnam Mutual Funds pays commissions to the dealer of record at the time of the sale on net monthly purchases at the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million, 0.50% of the next $3 million, 0.20% of the next $5 million, 0.15% of the next $10 million, 0.10% of the next $10 million and 0.05% thereafter, except that commissions on sales to class A qualified benefit plans initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates pursuant to a proposal made by Putnam Mutual Funds on or before April 15, 1997 are based on cumulative purchases over a one-year measuring period at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million, and 0.50% thereafter. On sales at net asset value to all other class A qualified benefit plans receiving proposals from Putnam Mutual Funds on or before April 15, 1997, Putnam Mutual Funds pays commissions on the initial investment and on subsequent net quarterly sales (gross sales minus gross redemptions during the quarter) at the rate of 0.15%. Money market fund shares are excluded from all commission calculations, except for determining the amount initially invested by a qualified benefit plan. Commissions on sales at net asset value to such plans are subject to Putnam Mutual Funds' right to reclaim such commissions if the shares are redeemed within two years.

Different CDSC and commission rates may apply to shares purchased prior to December 1, 1995.

ALL SHARES. Investors who set up an Automatic Cash Withdrawal Plan ("ACWP") for a share account (see "Plans available to shareholders -- Automatic Cash Withdrawal Plan") may withdraw through the ACWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an ACWP and recalculated thereafter on a pro rata basis at the time of each ACWP payment. Therefore, shareholders who have chosen an ACWP based on a percentage of the net asset value of their account of up to 12% will be able to receive ACWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from a fund that pays income distributions monthly) for their periodic ACWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This ACWP privilege may be revised or terminated at any time.

No CDSC is imposed on shares of any class subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on CDSC Shares, or
(iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust). Benefit payments currently include, without limitation, (1) distributions from an IRA due to death or disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time. Additional waivers may apply to IRA accounts opened prior to February 1, 1994.

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.
A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Mutual Funds compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Mutual Funds and any applicable limits imposed by the National Association of Securities Dealers, Inc.

Financial institutions receiving payments from Putnam Mutual Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Mutual Funds and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

CLASS A SHARES:

Putnam Mutual Funds makes quarterly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except that payments to dealers for shares held by class A qualified benefit plans are made at other rates, as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders investing at least $1 million or by employer-sponsored retirement plans that have at least 200 eligible employees or that are class A qualified benefit plans, unless the shareholder has made arrangements with Putnam Mutual Funds and the dealer of record has waived the sales commission.

Rate                               Fund

0.25%                      All funds currently making payments under a class A
                               distribution plan, except for those listed below

0.50% for shares purchased on Putnam Diversified Equity Trust or before 7/1/95; 0.25% for shares purchased after 7/1/95

0.20%                          Putnam Tax-Free High Yield Fund
                               Putnam Tax-Free Insured Fund

0.20% for shares purchased on Putnam Balanced Retirement Fund or before 12/31/89; 0.25% for Putnam Convertible Income-Growth Trust shares purchased after 12/31/89 The George Putnam Fund of Boston
                               Putnam Global Growth Fund
                               Putnam Global Natural Resources Fund
                               Putnam Health Sciences Trust
                               The Putnam Fund for Growth and Income
                               Putnam Investors Fund
                               Putnam Vista Fund
                               Putnam Voyager Fund

0.20% for shares purchased on  Putnam High Yield Trust
or before 3/31/90; 0.25% for   Putnam U.S. Government Income Trust
shares purchased after 3/31/90

0.20% for shares purchased on Putnam Income Fund or before 3/31/91; 0.25% for shares purchased after 3/31/91

0.20% for shares purchased on Putnam Municipal Income Fund or before 5/7/92; 0.25% for shares purchased after 5/7/92

0.15% for shares purchased on  Putnam Michigan Tax Exempt Income Fund
or before 3/9/92; 0.20% for    Putnam Minnesota Tax Exempt Income Fund
shares purchased after 3/9/92  Putnam Ohio Tax Exempt Income Fund

0.15% for shares purchased on Putnam Massachusetts Tax Exempt Income Fund or before 5/11/92; 0.20% for shares purchased after 5/11/92

0.15% for shares purchased on Putnam New York Tax Exempt Opportunities Fund or before 7/13/92; 0.20% for shares purchased after 7/13/92

0.15% for shares purchased on Putnam California Tax Exempt Income Fund or before 12/31/92; 0.20% for Putnam New Jersey Tax Exempt Income Fund shares purchased after 12/31/92 Putnam New York Tax Exempt Income Fund
                                Putnam Tax Exempt Income Fund

0.15% for shares purchased on Putnam Arizona Tax Exempt Income Fund or before 3/5/93; 0.20% for shares purchased after 3/5/93

0.15% for shares purchased on   Putnam Florida Tax Exempt Income Fund
or before 7/8/93; 0.20% for     Putnam Pennsylvania Tax Exempt Income Fund
shares purchased after 7/8/93

0.00%                           Putnam California Money Market Fund
                                Putnam Money Market Fund
                                Putnam New York Money Market Fund
                                Putnam Preferred Income Fund
                                Putnam Tax Exempt Money Market Fund

Putnam Mutual Funds pays service fees to the dealer of record for plans for which Putnam Fiduciary Trust or its affiliates serve as trustee and recordkeeper at the following annual rates (expressed as a percentage of the average net asset value of the plan's class A shares): 0.25% of the first $5 million, 0.20% of the next $5 million, 0.15% of the next $10 million, 0.10% of the next $30 million, and 0.05% thereafter. For class A qualified benefit plans for which Putnam Fiduciary Trust Company or its affiliates provide some services but do not act as trustee and recordkeeper, Putnam Mutual Funds will pay service fees to the dealer of record of up to 0.25% of average net assets, depending on the level of service provided by Putnam Fiduciary Trust Company or its affiliates, by the dealer of record, and by third parties. Service fees are paid quarterly to the dealer of record for that quarter.

CLASS B SHARES:

Putnam Mutual Funds makes quarterly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate                     Fund

0.25% All funds currently making payments under a class B distribution plan, except for those listed below

0.25%, but first year's            Putnam Municipal Income Fund
service fees are prepaid
at time of sale

0.25%, except that the first       Putnam Arizona Tax Exempt Income Fund
year's service fees of 0.20%       Putnam California Tax Exempt Income Fund
are prepaid at time of sale        Putnam Florida Tax Exempt Income Fund
                         Putnam Massachusetts Tax Exempt Income Fund
                         Putnam Michigan Tax Exempt Income Fund
                         Putnam Minnesota Tax Exempt Income Fund
                         Putnam New Jersey Tax Exempt Income Fund
                         Putnam New York Tax Exempt Income Fund
                         Putnam New York Tax Exempt Opportunities Fund Putnam Ohio Tax Exempt Income Fund
                         Putnam Pennsylvania Tax Exempt Income Fund
                         Putnam Tax Exempt Income Fund

0.20% for shares purchased on      Putnam Tax-Free Insured Fund
or before 3/31/90; 0.25% for       Putnam Tax-Free High Yield
shares purchased after 3/31/90;
first year's service fees are prepaid
at time of sale

0.00%                    Putnam Money Market Fund

CLASS C SHARES:

Putnam Mutual Funds makes quarterly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record).

Rate                     Fund

1.00% All funds currently making payments under a class C distribution plan, except the fund listed below

0.50%                         Putnam Money Market Fund

CLASS M SHARES:

Putnam Mutual Funds makes quarterly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record).

Rate                     Fund

0.65% All equity funds currently making payments under a class M distribution plan

0.45%                    Putnam Diversified Income Trust

0.40%                    All income and money market
                         funds currently making payments under a class M distribution plan (except for Putnam
                         Diversified Income Trust, Putnam
                         Preferred Income Fund and Putnam Money
                         Market Fund)

0.25%                    Putnam Preferred Income Fund

0.15%                    Putnam Money Market Fund

INVESTOR SERVICES

SHAREHOLDER INFORMATION

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 7:00 p.m. Boston time for more information, including account balances.

YOUR INVESTING ACCOUNT

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check, endorsed to the order of the fund. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Mutual Funds.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell fund shares?" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Mutual Funds, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Mutual Funds, which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000. Contact
Putnam Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining
Investing Accounts.

REINSTATEMENT PRIVILEGE

An investor who has redeemed shares of the fund may reinvest (within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Mutual Funds receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Shareholders will receive from Putnam Mutual Funds the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

EXCHANGE PRIVILEGE

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding 15 days.
During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the Telephone Exchange Privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Mutual Funds or investment dealers having sales contracts with Putnam Mutual Funds. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the Exchange Privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis. The Exchange Privilege may be revised or terminated at any time. Shareholders would be notified of any such change or suspension.

DIVIDENDS PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

PLANS AVAILABLE TO SHAREHOLDERS

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Mutual Funds or Putnam Investor Services may modify or cease offering these plans at any time.

AUTOMATIC CASH WITHDRAWAL PLAN ("ACWP"). An investor who owns or buys shares of the fund valued at $10,000 or more at the current public offering price may open an ACWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor.
The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Mutual Funds or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

TAX QUALIFIED RETIREMENT PLANS; 403(B) AND SEP PLANS.  (NOT
OFFERED BY FUNDS INVESTING PRIMARILY IN TAX-EXEMPT SECURITIES.)
Investors may purchase shares of the fund through the following
Tax Qualified Retirement Plans, available to qualified individuals or organizations:

      Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and

      Individual Retirement Account Plans (IRAs).

Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam Investor Services will furnish services under each plan at a specified annual cost. Putnam Fiduciary Trust Company serves as trustee under each of these Plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Mutual Funds. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined Contribution Plan Services at 1-800-225-2465, extension 8600.

A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of
Section 501(c)(3) of the Internal Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Mutual Funds. Shares of the fund may also be used in simplified employee pension (SEP) plans. For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Mutual Funds.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security
Act of 1974, or otherwise, is recommended.


SIGNATURE GUARANTEES

Redemption requests for shares having a net asset value of $100,000 or more must be signed by the registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is acceptable under and conforms with Putnam Fiduciary Trust Company's signature guarantee procedures. A copy of such procedures is available upon request. If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you must provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at the maximum public offering price for class A shares and class M shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by
(i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for class A shares or class M shares, as appropriate, and net asset value for other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past five fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return for periods including the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.

COMPARISON OF PORTFOLIO PERFORMANCE

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these comparisons to its shareholders or to potential
investors.   THE AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED
ON THEIR OWN CRITERIA RATHER THAN ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN THE PRECEDING SECTION.

      LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

      MORNINGSTAR, INC. distributes mutual fund ratings twice a month. The ratings are divided into five groups:
      highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

      CDA/WIESENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

      THE CONSUMER PRICE INDEX, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

      THE DOW JONES INDUSTRIAL AVERAGE is an index of 30 common stocks frequently used as a general measure of stock market performance.

      THE DOW JONES UTILITIES AVERAGE is an index of 15 utility stocks frequently used as a general measure of stock market performance.

      CS FIRST BOSTON HIGH YIELD INDEX is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

      THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.


      THE LEHMAN BROTHERS ASSET-BACKED SECURITIES INDEX is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (noncallable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

      THE LEHMAN BROTHERS CORPORATE BOND INDEX is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

      THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

      THE LEHMAN BROTHERS INTERMEDIATE TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

      THE LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations
      (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

      THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

      THE LEHMAN BROTHERS MUNICIPAL BOND INDEX is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds.

      THE LEHMAN BROTHERS TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $100 million.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS
      INDEX is an index of approximately 1,100 securities representing 20 emerging markets, with all values expressed in U.S. dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX is an index of approximately 1,003 securities available to non-domestic investors representing 26 emerging markets, with all values expressed in U.S. dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX is an index of approximately 1,045 equity securities issued by companies located in 18 countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S. dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX is an index of approximately 627 equity securities issued by companies located in one of 13 European countries, with all values expressed in U.S. dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX is an index of approximately 418 equity securities issued by companies located in 5 countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia. All values are expressed in U.S. dollars.

      THE NASDAQ INDUSTRIAL AVERAGE is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

      THE RUSSELL 1000 INDEX is composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S.
      investable equity market.

      THE RUSSELL 2000 INDEX is composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

      THE RUSSELL 2000 GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 1,310 companies from the Russell 2000 Index, representing approximately 50% of the total market capitalization of the Russell 2000 Index.

      THE RUSSELL MIDCAP INDEX is composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 35% of the Russell 1000 total market capitalization.

      THE RUSSELL MIDCAP GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 450 companies from the Russell 1000 Growth Index, representing 20% of the total market capitalization of the Russell 1000 Growth Index.

      THE SALOMON BROTHERS LONG-TERM HIGH-GRADE CORPORATE BOND INDEX is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

      THE SALOMON BROTHERS LONG-TERM TREASURY INDEX is an index of U.S. government securities with maturities greater than 10 years.

      THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX is an index that tracks the performance of the 14 government bond markets of Australia, Austria, Belgium Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria.

      THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (non
      $U.S.) is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

      STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX is an index of common stocks frequently used as a general measure of stock market performance.

      STANDARD & POOR'S 40 UTILITIES INDEX is an index of 40 utility stocks.

      STANDARD & POOR'S/BARRA VALUE INDEX is an index constructed by ranking the securities in the Standard & Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Composite Stock Price Index.

In addition, Putnam Mutual Funds may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.

SECURITIES RATINGS

THE FOLLOWING RATING SERVICES DESCRIBE RATED SECURITIES AS
FOLLOWS:

MOODY'S INVESTORS SERVICE, INC.

BONDS

AAA -- Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the AAA securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTES (FOR MONEY MARKET FUNDS ONLY)

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

COMMERCIAL PAPER (FOR MONEY MARKET FUNDS ONLY)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-      Leading market positions in well established industries.
--     High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.


Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

BONDS

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

NOTES (FOR MONEY MARKET FUNDS ONLY)

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER (FOR MONEY MARKET FUNDS ONLY)

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DUFF & PHELPS CORPORATION

LONG-TERM DEBT

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

FITCH INVESTORS SERVICE, INC.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.


CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

DEFINITIONS

"Putnam Management"             -    Putnam Investment
                                Management, Inc., the fund's
                                investment manager.

"Putnam Mutual Funds"           -    Putnam Mutual Funds Corp.,
                                the fund's principal
                                underwriter.

"Putnam Fiduciary Trust         -    Putnam Fiduciary Trust
                                Company,
 Company"                            the fund's custodian.

"Putnam Investor Services"      -    Putnam Investor Services, a
                                division of Putnam Fiduciary
                                Trust Company, the fund's
                                investor servicing agent.






     PUTNAM ARIZONA TAX EXEMPT INCOME FUND
     PUTNAM FLORIDA TAX EXEMPT INCOME FUND
      PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
     PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
     PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
     PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
     PUTNAM OHIO TAX EXEMPT INCOME FUND
     PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
     (collectively, the "funds")

     FORM N-1A
     PART C

     OTHER INFORMATION

ITEM 23.       EXHIBITS

 1. Agreement and Declaration of Trust for Arizona fund dated November 9, 1990 --Incorporated by reference to the Arizona fund's Initial Registration Statement.
Agreement and Declaration of Trust, dated June 27, 1990 for Florida fund --Incorporated by reference to the Florida fund's Initial Registration Statement.
Agreement and Declaration of Trust, as amended September 15, 1995 for Massachusetts fund --Incorporated by reference to Post-Effective Amendment No. 15 to the Massachusetts fund's Registration Statement.
Agreements and Declarations of Trust, as amended September 15, 1995 for Michigan fund, Minnesota and Ohio -- Incorporated by
reference to Post-Effective Amendment No. 15   to the Michigan
fund's Registration Statement.
Agreement and Declaration of Trust for New Jersey fund dated November 17, 1989 --Incorporated by reference to the New Jersey fund's Initial Registration Statement.
Agreement and Declaration of Trust dated April 1, 1989 for Pennsylvania fund --Incorporated by reference to the Pennsylvania fund's Initial Registration Statement.

2.   By-Laws, as amended through February 1, 1994 for Arizona fund-
- Incorporated by reference to Post-Effective Amendment No. 5 to the Arizona fund's Registration Statement.
By-Laws, as amended through February 1, 1994 for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Florida fund's Registration Statement.
By-Laws, as amended through February 1, 1994 for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the New Jersey fund's Registration Statement.
By-Laws, as amended through February 1, 1994 for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No.
6 to the Pennsylvania fund's Registration Statement.
By-Laws, as amended through February 1, 1994 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 14 to the respective funds' Registration Statement.

3a.  Portions of Agreement and Declaration of   Trust relating to
shareholder rights for Arizona fund -- Incorporated by reference
to Post- Effective Amendment No. 4 to the     Arizona fund's
Registration Statement.
Portions of Agreement and Declaration of   Trust relating to
shareholder rights for   Florida fund -- Incorporated by reference
to Post-Effective Amendment No. 4 to the Florida fund's
Registration Statement.
Portions of Agreement and Declaration of   Trust relating to
shareholder rights for   New Jersey fund -- Incorporated by
reference to Post-Effective Amendment No. 4 to the New Jersey fund's Registration Statement.
Portions of Agreement and Declaration of   Trust relating to
shareholder rights for   Pennsylvania fund -- Incorporated by
reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.
Portions of Agreements and Declarations of   Trust relating to
shareholder rights for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.
 3b. Portions of Bylaws relating to shareholder rights for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Arizona fund's Registration Statement.
Portions of Bylaws relating to shareholder rights for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Florida fund's Registration Statement.
Portions of Bylaws relating to shareholder rights for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Florida fund's Registration Statement.
Portions of Bylaws relating to shareholder rights for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.
Portions of Bylaws relating to shareholder rights for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund --
Incorporated by reference to Post-Effective Amendment No.   14 to
the respective funds' Registration Statement.
4. Management Contract for Arizona fund dated July 16, 1999 -
Exhibit 1.
     Management Contract for Florida fund dated July 1, 1999 -
Exhibit 2.
Management Contract for Massachusetts fund dated July 1, 1999 -
Exhibit 3.
Management Contract for Michigan fund dated July 1, 1999 - Exhibit
4.
Management Contract for Minnesota fund dated July 1, 1999 -
Exhibit 5.
Management Contract for New Jersey fund dated July 1, 1999 -
Exhibit 6.
Management Contract for Ohio fund dated July 1, 1999 -
Exhibit 7.
Management Contract for Pennsylvania fund dated July 1, 1999. -
Exhibit 8.
 5a. Distributor's Contract dated May 6, 1994 for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Arizona fund's Registration Statement.
     Distributor's Contract dated May 6, 1994 for Florida fund-- Incorporated by reference to Post-Effective Amendment No. 5 to the Florida fund's Registration Statement.
Distributor's Contract dated May 6, 1994 for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the New Jersey fund's Registration Statement.
Distributor's Contract dated May 6, 1994 for Pennsylvania fund-- Incorporated by reference to Post-Effective Amendment No. 7 to the Pennsylvania fund's Registration Statement.
Distributor's Contracts dated May 6, 1994 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 14 to the respective funds' Registration Statement.
 5b.      Form of Specimen Dealer Sales Contract for Arizona fund-
- Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's Registration Statement.
Form of Specimen Dealer Sales Contract for Florida fund-- Incorporated by reference to Post-Effective Amendment No. 2 to the Florida fund's Registration Statement.
Form of Specimen Dealer Sales Contract for New Jersey fund-- Incorporated by reference to Post-Effective Amendment No. 2 to the New Jersey fund's Registration Statement.
Form of Specimen Dealer Sales Contract for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.
Form of Specimen Dealer Sales Contract for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.
 6c. Form of Specimen Financial Institution Sales Contract for Arizona fund-- Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's registration Statement.
Form of Specimen Financial Institution Sales Contract for Florida fund-- Incorporated by reference to Post-Effective Amendment No. 2 to the Florida fund's Registration Statement.
Form of Specimen Financial Institution Sales Contract for New Jersey fund-- Incorporated by reference to Post-Effective Amendment No. 2 to the New Jersey fund's Registration Statement. Form of Specimen Financial Institution Sales Contract for Pennsylvania fund-- Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement. Form of Specimen Financial Institution Sales Contract for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.
 6. Trustee Retirement Plan dated October 4, 1996 for Arizona fund, Florida fund, Michigan fund, Minnesota fund, Ohio fund, and New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 9 to the respective funds' Registration Statements.
Trustee Retirement Plan dated October 4, 1996 for Massachusetts fund -- Incorporated by reference to Post-Effective Amendment
No.18 to the Massachusetts fund's                 Registration
Statement.
Trustee Retirement Plan dated October 4, 1996 for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 11 to the Pennsylvania fund's Registration Statement.
 7. Custodian Agreement dated May 3, 1991 as amended July 13, 1992 for Arizona fund --Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's Registration Statement.
Custodian Agreement dated May 3, 1991, as amended July 13, 1992 for Florida fund --Incorporated by reference to Post-Effective Amendment No. 2 to the Florida fund's Registration Statement. Custodian Agreement dated May 3, 1991 as amended July 13, 1992 for New Jersey fund--Incorporated by reference to Post-Effective Amendment No. 4 to the New Jersey fund's Registration Statement. Custodian Agreement dated May 3, 1991 as amended July 13, 1992 for Pennsylvania fund--Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement. Custodian Agreement dated May 3, 1991 as amended July 13, 1992 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund-- Incorporated by reference to Post-Effective Amendment No. 14 to the respective funds' Registration Statement.
 8. Investor Servicing Agreement dated June 3, 1991 for Arizona fund-- Incorporated by reference to Post-Effective Amendment No. 1 to the Arizona fund's Registration Statement.
Investor Servicing Agreement dated June 3, 1991 for Florida -- Incorporated by reference to Post-Effective Amendment No. 2 to the Florida fund's Registration Statement.
Investor Servicing Agreement dated June 3, 1991 for New Jersey -- Incorporated by reference to Post-Effective Amendment No. 2 to the New Jersey fund's Registration Statement.
Investor Servicing Agreement dated June 3, 1991 for Pennsylvania fund-- Incorporated by reference to Post-Effective Amendment No. 4 to the Pennsylvania fund's Registration Statement.
Investor Servicing Agreement dated June 3, 1991 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 10 to the respective funds' Registration Statement.
 9.  Opinion of Ropes & Gray, including consent for Arizona fund -
- Incorporated by reference into Post Effective No. 7.
Opinion of Ropes & Gray, including consent for Florida fund -- Incorporated by reference into Post Effective Amendment No. 7. Opinion of Ropes & Gray, including consent for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the New Jersey fund's Registration Statement.
Opinion of Ropes & Gray, including consent for Pennsylvania fund -
- Incorporated by reference to Pre-Effective Amendment No. 1 to the Pennsylvania fund's Registration Statement.
Opinions of Ropes & Gray, including consents for Massachusetts fund and Ohio fund --Incorporated by reference to Post-Effective Amendment 10 to the respective funds' Registration Statement. Opinions of Ropes & Gray, including consents for Michigan fund and Minnesota fund --Incorporated by reference to the respective funds' Initial Registration Statement.
 10. Not applicable.
11. Not applicable.
12. Investment Letters from Putnam Investments, Inc., dated March 31, 1995 to Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund for Class M shares -- Incorporated by reference to Post-Effective Amendment No. 15 to the respective funds' Registration Statement.
Investment Letters from Putnam Investments, Inc. dated April 30, 1995 to Florida fund and New Jersey fund for Class M shares -- Incorporated by reference to Post-Effective Amendment No. 6 to the respective funds' Registration Statement.
Investment Letter from Putnam Investments, Inc. to Arizona fund for Class B shares --Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's Registration Statement. Investment Letter for Class A shares from Putnam Investments, Inc. to Pennsylvania fund -- Incorporated by reference to Pre-Effective Amendment No. 1 to the Pennsylvania fund's Registration Statement.
13a. Class A Distribution Plan and Agreement dated     March 5,
1992, as amended July 15, 1993 for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's Registration Statement.
Class A Distribution Plan and Agreement dated July 8, 1993 for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the Florida fund's Registration Statement. Class A Distribution Plan and Agreement dated July 9, 1993, as amended July 15, 1993 for Massachusetts fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the Massachusetts fund's Registration Statement.
Class A Distribution Plans dated May 7, 1992, as amended July 15, 1993 for Michigan fund, Minnesota fund and Ohio fund-- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.
Class A Distribution Plan and Agreement dated September 10, 1992, as amended January 1, 1993 for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the New Jersey fund's Registration Statement.
Class A Distribution Plan and Agreement dated July 8, 1993 for Pennsylvania fund --Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.
 13b.     Class B Distribution Plan and Agreement dated July 15,
1993 for Arizona fund --Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's Registration Statement.
Class B Distribution Plan dated July 8, 1993 for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 3 to the Florida fund's Registration Statement.
Class B Distribution Plan dated January 1, 1993 for New Jersey fund-- Incorporated by reference to Post-Effective Amendment No. 4 to the New Jersey fund's Registration Statement.
Class B Distribution Plan and Agreement dated July 15, 1993 for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.
Class B Distribution Plans and Agreements dated July 14, 1993 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund-- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.
 13c.     Class M Distribution Plan dated June 30, 1995 for
Arizona fund -- Incorporated by reference to Post-Effective
Amendment No. 6   to the Arizona fund's Registration Statement.
Class M Distribution Plan dated April 28, 1995 for Florida fund--
Incorporated by reference to Post-Effective Amendment No. 6   to
the Florida fund's Registration Statement.
Class M Distribution Plan and Agreement dated April 28, 1995 for New Jersey fund --Incorporated by reference to Post-Effective Amendment No. 6 to the Florida fund's Registration Statement. Class M Distribution Plans and Agreements dated March 31, 1995 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund-- Incorporated by reference to Post-Effective Amendment No. 15 to the respective funds' Registration Statement.
Class M Distribution Plan and Agreement dated June 30, 1995 for Pennsylvania fund-Incorporated by reference to Post-Effective No. 9 to thePennsylvania fund's Registration Statement.

13d. Form of Specimen Dealer Service Agreement for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Arizona fund's Registration Statement.
Form of Specimen Dealer Service Agreement for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 3 to the Florida fund's Registration Statement.
Form of Specimen Dealer Service Agreement for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 3 to the New Jersey fund's Registration Statement.
Form of Specimen Dealer Service Agreement for  Pennsylvania fund -
- Incorporated by reference to Post-Effective Amendment No. 7 to the Pennsylvania fund's Registration Statement.
Form of Specimen Dealer Service Agreement for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.
13e. Form of Specimen Financial Institution Service Agreement for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Arizona fund's Registration Statement.
Form of Specimen Financial Institution Service Agreement for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 3 to the Florida fund's Registration Statement.
Form of Specimen Financial Institution Service Agreement for New Jersey fund--Incorporated by reference to Post-Effective Amendment No. 3 to the New Jersey fund's Registration Statement.
Form of Specimen Financial Institution Service Agreement for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 7 to the Pennsylvania fund's Registration Statement.
Form of Specimen Financial Institution Service Agreement for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.
14. Rule 18f-3 Plan -- Incorporated by reference to Post-Effective Amendment No. 15 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund, incorporated by reference to Post-Effective Amendment No. 6 for Arizona fund, incorporated by reference to Post-Effective Amendment No. 6 for Florida fund, incorporated by reference to Post-EffectiveAmendment No. 6 for New Jersey fund and incorporated by reference to Post-EffectiveAmendment No. 8 for Pennsylvania fund, to the respective funds' Registration Statements.

 ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
REGISTRANTS

 None.


ITEM 25.   INDEMNIFICATION

      The information required by this item is incorporated by reference to each Registrant's initial Registration Statement on Form N-1A under the Investment Company Act of 1940 File Nos. 811-4531, 811-6129, 811-4518, 811-4529, 811-4527, 811-5977, 811-4528
and 811-5802 for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio and Pennsylvania funds, respectively.

6/17/99                     C-4

Item 26.  Business and Other Connections of Investment Adviser
     Except as set forth below, the directors and officers of the
Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds.  The address of the investment adviser, its corporate affiliates and the Putnam Funds is one Post Office
Square, Boston, Massachusetts 02109.
Name                  Non-Putnam business and other connections
Pankaj Aggrawal       Prior to April 1998,
Vice President        Quantitative Analyst, Vestek Systems, 388 Market St.,
                      Suite 700, San Francisco, CA 94111
Blake Anderson        Trustee, Salem Female Charitable
Managing Director     Society, Salem MA 01970
Barry R. Allen        Prior to December 1997,
Vice Present          Analyst/Director of Research, Harbor Capital Management,
                      125 High St., Boston, MA 02110
Michael J. Atkin      Prior to July 1997, Director of
Senior Vice President Latin America Institute of International Finance,
                      2000 Pennsylvania Avenue, Washington, D.C. 20006
Jeffrey B. Augustine  Prior to January 1998, Vice
Senior Vice President President, Investment Consulting, Investor Tools, Inc.,
                      100 Bridge St. Plaza, Yorkville, IL  60560
Rowland T. Bankes     Prior to July 1997, Senior Fixed-
Vice President        Income Trader, Jennison Associates Capital Corp.,
                      One Financial Center, Boston,  MA 02110
Robert R. Beck        Director, Charles Bridge
Senior Vice President Publishing, 85 Main St., Watertown, MA  02172;
                      Board of Overseers, Beth Israel Deaconess
                      Medical Center, 330 Brookline Ave., Boston, MA 02215
Carl D. Bell          Prior to January 1998,
Vice President        Principal, Smith Breedon Association, 100 Europa Drive,
                      Suite 200, Chapel Hill, NC 27514
Richard L. Block      Prior to June 1998, Principal,
Senior Vice President Head International Equity Trader, Morgan Stanley Asset
                      Management, 1221 Avenue of the Americas, New York, NY
                      10036
Jeffrey M. Bray       Prior to October 1997, Analyst,
Vice President        Lehman Brothers, 3 World Financial Center, New York, NY
                      10285
David J. Buckle       Prior to March 1998, Vice
Vice President        President, J.P. Morgan Investment Management, 28 King
                      St., London, England SWI YXA
Ronald J. Bukovac     Prior to October 1997, Senior
Vice President        Manager, Valuation, PriceWaterhouse, 200 E. Randolph
                      Drive, Chicago, IL  60601
Robert W. Burke       Member-Executive Committee, The
Senior Managing Director Ridge Club, Country Club Road, Sandwich, MA  02563;
                      MemberAdvisory Board, Cathedral High School,
                      74 Union Park St., So. Boston, MA  02118
Richard P. Cervone    Prior to August 1998, Equity
Vice President        Analyst, Loomis, Sayles & Co., One Financial Center,
                      Boston, MA, 02216.
Jack P. Chang         Prior to July 1997, Vice
Senior Vice President President, Columbia Management Company, 1300 S.W. 6th
                      Ave., Portland, OR 97207
Bihua Chen            Prior to July 1998, Research
Assistant Vice President Associate, ProNeuron, Inc., 1531
                      E. Jefferson St., Rockville, MD 20847
C. Beth Cotner        Director, The Lyric Stage
Senior Vice President Theater, 140 Clarendon St., Boston, MA  02116
Stephen P. Cotto      Prior to March 1998, Facilities
Assistant Vice President Supervisor, Unicco Service Co.,
                      4 Copley Place, Boston, MA 02116
Joseph F. Cushing     Prior to June 1998, Investment
Assistant Vice President Analyst - Fixed Income, Metropolitan Life
                      Insurance Company, 334 Madison Avenue, Convent
                      Station, NJ 07961
John R.S. Cutler      Member, Burst Media, L.L.C., 10
Vice President        New England Executive Park, Burlington, MA 01803
Kenneth Daly          President, Andover River Rd.
Managing Director     TMA, River Road Transportation
                      Management Association, 7 Shattuck Rd., Andover, MA 01810
Michael W. Davis      Prior to August 1997, Technical
Vice President        Finance Consultant, Bank of America Mortgage, 50
                      California St., San Francisco, CA  94111
Donna M. Daylor       Prior to April 1998, Director of
Vice President        Training, UniCare Life & Health
                      Ins. Co., 1350 Main St., Springfield, MA
John C. Delano        Prior to July 1998, Senior
Assistant Vice President Foreign Exchange Trader,
                      Nationsbank, 233 So. Wacker Drive, Chicago, IL 60606
Edwin M. Denson       Prior to November 1997, Vice
Vice President        President and Senior Economist
                      Primark Decision Economics, 260 Franklin St.,
                      Boston, MA  02110
Ralph C. Derbyshire   Prior to November 1997, Partner,
Senior Vice President Palmer & Dodge, One Beacon Street, Boston, MA  02108;
                      Board Member, MSPCC, 399 Boylston St.,
                      Boston, MA; Board Member, Winchester After School Program,
                      Skillings Rd., Winchester, MA
Michael G. Dolan      Chairman-Finance Council, St.
Assistant Vice President Mary's Parish, 44 Myrtle St.,
                      Melrose, MA  02176; Member, School Advisory Board, St.
                      Mary's School, 44 Myrtle St., Melrose, MA  02176
Mark E. Dow           Prior to November 1997,
Vice President        Economist, International Monetary Fund, Washington, DC
Emily Durbin          Board of Directors, Family
Vice President        Service, Inc., Lawrence, MA 01840
Karnig H. Durgarian   Board Member, EBRI, Suite 600,
Managing Director     2121 K St., N.W., Washington, DC 20037-1896.
                      Trustee, American Assembly, 122 C. St., N.W., Suite
                      350, Washington, DC 20001
Nathan Eigerman       Trustee, Flower Hill Trust, 298
Senior Vice President Marlborough St., #4, Boston, MA 02116
Lisa V. Emerick       Prior to September 1998, Asian
Vice President        Sales Trader, BWZ Securities
                      Asia, Inc., Citibank Tower, 3 Garden Road, Hong Kong
Irene M. Esteves      Board of Director Member,
Managing Director     American Management Association
                      Finance council, 1601 Broadway, New York, NY;
                      Board of Director Member, First Night Boston,
                      20 Park Plaza, Suite 927, Boston, MA;
                      Board of Director Member, SC Johnson Commercial
                      markets, 8310 16th St., Stutevant, WI 53177;
                      Board of Director Member, Massachusetts Taxpayers
                      Foundation, 24 Province St., Boston, MA; Board of
                      Director Member, Mrs. Bairds Bakeries, 515 Jones St.,
                      Suite 200, Fort Worth, Texas 76102
Ian Ferguson          Trustee, Park School, 171
Senior Managing Director Goddard Avenue, Brookline, MA 02146
John Ferry            Prior to September 1998, Vice
Vice President        President, Scudder Kemper Investments, 101 California
                      St., San Francisco, CA 94111.
Edward R. Finch       Prior to December 1997, Managing
Vice President        Director, M.A. Weatherbie & Co., 265 Franklin St.,
                      Boston, MA 02110
Kate Fleisher         Prior to January 1998, Director
Vice President        of Human Resources, Laura Ashley, 6 St., James Ave.
                      Suite 410, Boston, MA  02116
Henrietta Fraser      Prior to October, 1998, Manager,
Vice President        Fleming Investment Management,
                      25 Copthall Ave., London EC2R 7DR
Karen T. Frost        Prior to February 1998, Vice
Senior Vice President President, Morgan Stanley
                      Organization, 25 Cabot Square, London, England E14 4QA.
Stephen C. Gibbs      Prior to June 1998, Senior
Vice President        Financial Analyst, Fidelity
                      Investments, 82 Devonshire St., Boston, MA 02109
Ken S. Gordon         Prior to July, 1998, Vice
Vice President        President, Union Bank of
                      Switzerland, 2-2-2 Otemachi, Chiyoda-Ku, Tokyo, Japan
J. Peter Grant        Trustee, The Dover Church,
Senior Vice President Dover, MA 02030
Patrice Graviere      Prior to March 1998, Regional
Senior Vice President Director for Latin America, MFS
                      International, LTD, Buenos Aires, Brazil
Paul E. Haagensen     Director, Haagensen Research
Senior Vice President Foundation, 630 West 168th St., New York, NY  10032
Nigel P. Hart         Prior to October 1997, Senior
Senior Vice President Vice President and Portfolio
                      Manager, Investment Advisers, 3700 First Bank Place,
                      Minneapolis, MN 55402
Deborah R. Healey     Corporator, New England Baptist
Senior Vice President Hospital, 125 Parker Hill Ave.,
                      Boston, MA 02120; Director, NEB Enterprises, 125 Parket
                      Hill Ave., Boston, MA 02120
Yoshiro Iino          Prior to November 1997, Deputy
Vice President        Managing Director, Nomura
                      International PLC, 1 St. Martin's-le-Grand, London.
Marianne P. Isgur     Prior to March 1998, Executive
Assistant Vice President Recruiter, Professions, 2 Villa
                      Rd., So. Hamilton, MA  01982; President, Equine
                      Ventures, LTD., 25 Fellows Rd., Ipswich, MA 01932
Jeffrey Kaufman       Prior to July 1998, Vice
Senior Vice President President and Portfolio Manager,
                      MFS Investment Management, 500 Boylston St., Boston,
                      MA 02116
Ira C. Kalus-Bystricky Prior to March 1998, Consultant,
Vice President        Arthur D. Little, 25 Acorn Park,
                      Cambridge, MA  02114
Hiroshi Kato          Prior to August 1998, Manager,
Vice President        Senior Analyst, Daiwa Institute
                      of Research, 15-6 Fuyuki, Koutouku, Tokyo, 135-8460
Kevin J. Keleher      Prior to August 1998, Support
Assistant Vice President Manager, Digital Equipment Co.,
                      111 Powder Mill Rd., Maynard, MA 01754
Catherine Kennedy     Prior to September 1997,
Vice President        Principal, Morgan Stanley, 1585
                      Broadway, New York, NY 10036
Jeffrey K. Kerrigan   Prior to June 1997, Vice
Assistant Vice President President, Fleet Investments, 75
                      State St., Boston, MA  02109
David R. King         Prior to June 1997, Vice
Vice President        President, Fleet Investments, 75
                      State St., Boston, MA  02109
William P. King       Prior to November 1997,
Vice President        Portfolio Manager, TSA Global
                      Asset Management, 700 South Flower St., Los Angeles, CA
                      90017
Deborah F. Kuenstner  Director, Board of Pensions,
Managing Director     Presbyterian Church, 1001 Market St., Philadelphia, PA
Thomas J. Kurey       Prior to August 1997, Vice
Senior Vice President President, Evergreen Securities,
                      77 W. Wacker, Chicago, IL  60601
Linda Lane            Member, American Society for
Assistant Vice President Training & Development, 27 Glen
                      Street, Suite 4, Stoughton, MA 02072
Coleman N. Lannum, III Prior to June 1997, Director-
Senior Vice President  Investor Relations,
                      Mallinckrodt, Inc., 7733 Forsyth Blvd., St. Louis, MO
                      63105
Leonard LaPorta, Jr.  Prior to March 1998, Assistant
Vice President        Vice President, State Street
                      Global Advisors, Two International Place, Boston, MA
                      02110; Board of Overseers', USS Constitution Museum,
                      Charleston, MA
Lawrence J. Lasser    Director, Marsh & McLennan
President, Director and Chief  Companies, Inc., 1221 Avenue of
                      Executive the Americas, New York, NY
                      10020; Board of Governors and Executive Committee,
                      Investment Company Institute, 1401 H. St., N.W. Suite
                      1200, Washington, DC
                      20005; Board of Overseers, Museum of Fine Arts, 465
                      Huntington, Ave., Boston, MA 02115; Trustee, Beth
                      Israel Deaconess Medical Center, 330 Brookline Ave.,
                      Boston, MA; Member of the Council on
                      Foreign Relations, 58 East 68th St., New York, NY
                      10021; Member of the Board of Directors of the United
                      Way of Massachusetts Bay, 245 Summer St., Suite 1401,
                      Boston, MA 02110; Trustee of the Vineyard
                      Open Land Foundation, RFD Box 319X, Vineyard Haven, MA
                      02568.
Maura W. Leddy        Prior to October 1998,
Vice President        Bookkeeper, Davol/Taunton Printing, 330 Winthrop Street
                      Taunton, MA 02780.
Richard Leibovitch    Prior to February 1999, Managing
Managing Director     Director, J.P. Morgan, 60 Wall St., New York, NY 10260
Craig S. Lewis        Prior to January 1998, Analyst,
Vice President        Keystone Investments, 200 Berkeley Street, Boston, MA
                      02101
Geirulv Lode          Prior to July 1997, Vice
Senior Vice President President, Chancellor Lgt, Asset
                      Management, 1166 Avenue of the Americas, New York, NY
                      10036
Wan Yun Lui           Prior to October 1998,
Assistant Vice President Quantitative Analyst, T. Rowe
                      Price Associates, Inc., 100 East Pratt Street,
                      Baltimore, MD 21202
Elizabeth M. MacElwee Jones   Prior to January 1998,
Senior Vice President    Principal, Morgan Stanley, 1155
                       Broadway, New York, NY  10036
Saba S. Malak          Prior to October 1997,
Vice President         Consultant, The Boston Consultant, Exchange Place,
                       Boston, MA  02109
Kevin Maloney          Institutional Director,
Managing Director      Financial Management Association, University of South
                       Florida, College of Business Administration, Suite
                       3331, Tampa, FL 33620
Jabaz Mathai           Prior to December 1997,
Assistant Vice President Associate, Deutsche Morgan
                       Grenfell, 31 West 52nd St., New York, NY 10019
Bridget McCavoy        Prior to October 1997, Senior
Vice President         Recruiter, BankBoston, 100 Federal St., Boston, MA  02110
Paul McHugh            Prior to June, 1998, Principal,
Vice President         Robertson Stephens & Company,
                       One International Place, Boston, MA 02110
Krishna Memani         Prior to September 1998,
Managing Director      Principal, Morgan Stanley & Co.,
                       1585 Broadway, New York, NY 10039
Paul K. Michaud        Prior to December 1997,
Vice President         Assistant Vice President, Union
                       Bank of Switzerland, Bahnhofstrasse 45, 8021 Zurich,
                       Switzerland
Christopher G. Miller  Prior to January 1998, Portfolio
Vice President         Manager, Analytic TSA Global
                       Asset Management, 700 So. Flower St., Los Angeles, CA
                       90017
William H. Miller      Prior to October 1997, Vice
Senior Vice President  President and Asset Portfolio Manager,
                       Delaware Management, One Commerce Square, Philadelphia,
                       PA
Jeanne L. Mockard      Trustee, The Bryn Mawr School,
Senior Vice President  109, W. Melrose Avenue, Baltimore, MA 21210
Gerard I. Moore        Prior to August 1997, Vice
Vice President         President/Equity Research,
Boston Company Asset   Management, One Boston Place, Boston, MA 02109
Donald E. Mullin       Corporate Representative and
Senior Vice President  Board Member, Delta Dental Plan
                       of Massachusetts, 10 Presidents Landing, P.O. Box
                       94104, Medford, MA 02155
Kenneth W. Murphy, Jr. Prior to May 1998, Senior
Assistant Vice President Financial Analyst, Merck & Co.,
                       Inc., One Merck Drive, Whitehouse Station, NJ 08889
Kimberly A.M. Page Nauen Prior to February 1998, Senior
Vice President           Consultant, Andersen Consulting,
                         100 Williams St., Wellesley, MA 02181
Stephen S. Oler         Prior to June 1997, Vice
Senior Vice President   President, Templeton Investment
                        Counsel, 500 E. Broward Blvd., Ft. Lauderdale, FL  33394
Stephen M. Oristaglio   Prior to July 1998, Managing
Senior Managing Director Director Global Head of Fixed
                        Income, Swiss Bank Corp/UBS Organization, 222
                        Broadway, New York, NY 10022
Kerry M. Owens          Prior to July 1998, Marketing
Assistant Vice President Manager, ABN Amro, 199
                        Bishopsgate, London, England, EC2M 3TY
Margery C. Parker       Prior to December 1997, Vice
Senior Vice President   President and Portfolio Manager,
                        Keystone Investments 200 Berkeley Street, Boston, MA
                        02101
William Perry           Prior to September 1997, Senior
Vice President          Trader, Fidelity Management &
                        Research, 82 Devonshire St., Boston, MA  02110
Randolph Petralia       Prior to May 1998, First Vice
Senior Vice President   President, Lehman Brothers, 3
                        World Financial Center, New York, NY 10285
Keith Plapinger         Chairman and Trustee, Advent
Vice President          School, 17 Brimmer St., Boston, MA  02108
Charles E. Porter       Trustee, Anatolia College, 130
Executive Vice President Bowdoin St., Suite 1201, Boston,
                        MA 02108; Governor, Handel & Hayden Society,
                        Horticulture Hall, 300 Massachusetts Ave., Boston,
                        MA 0215
Quintin R.S. Price      Prior to December 1998,
Managing Director       Corporate Development Director,
                        The Boots Company PLC, Group Headquarters,
                        Nottingham NG2 3AA England;
                        Prior to June 1998, Managing Director of Pan European
                        Equities and Global Head of Research, HSBC
                        Investment Bank PLC,
                        Thames Exchange, 10 Queen St Place, London, EC4R 1BL
George Putnam           Chairman and Director, Putnam
Chairman and Director   Mutual Funds Corp.; Director,
                        The Boston Company, Inc., One Boston Place, Boston,
                        MA 02108; Director, Boston Safe Deposit and Trust
                        Company, One Boston Place, Boston, MA 02108;
                        Director, Freeport-McMoRan, Inc., 200 Park
                        Avenue, New York, NY 10166; Director, General Mills,
                        Inc., 9200 Wayzata Boulevard, Minneapolis, MN 55440;
                        Director, Houghton Mifflin Company, One Beacon Street,
                        Boston, MA 02108; Director, Marsh & McLennan Companies,
                        Inc., 1221 Avenue of the Americas, New York, NY
                        10020; Director, Rockefeller Group, Inc., 1230 Avenue of
                        the Americas, New York, NY 10020; Trustee,
                        Massachusetts General Hospital, Fruit Street, Boston,
                        Ma 02114; McLean Hospital 115 Mill
                        St., Belmont, MA 02178; The Colonial Williamsburg
                        Foundation, Post Office Box 1776, Williamsburg, VA
                        23187; The Museum of Fine Arts, 465 Huntington Avenue,
                        Boston, MA 02115; WGBH Foundation, 125
                        Western Avenue, Boston, MA 02134; The Nature
                        Conservancy, Post Office Square Building, 79 Milk St.,
                        Suite 300, Boston, MA 02109; Trustee, The Jackson
                        Laboratory, 600 Main St., Bar Harbor, ME 04
Robert A. Piepenburg    Prior to December 1997,
Vice President          Assistant Vice President,
                        BankBoston Corp./Boston Security, 100 Federal St.,
                        Boston, MA 02106
James A. Polk           Prior to June 1998, Investment
Vice President          Officer, Massachusetts Financial
                        Services, 500 Boylston St., Boston, MA 02116
Elizabeth Price         Prior to January 1998,
Assistant Vice President Investment Analyst, Schroder
                        Investment Management Limited, 33 Gutter Lane,
                        London, EC2V 8AS, England
Edward Qian             Prior to February 1998, Back Bay
Vice President          Advisors, 399 Boylston St., Boston, MA  02116
Keith Quinton           Director, Eleazar, Inc., West
Senior Vice President   Wheelock St., Hanover, NH  03755
Nadine McQueen-Reed     Prior to March, 1999, Key
Assistant Vice President Account Executive, Fidelity
                        Investments, 130 Tonbridge Road, Hildenborough, Kent,
                        England, TN11 9DZ
Thomas V. Reilly        Trustee, Knox College, 2 East
Managing Director       South St., Galesburg, IL 61401
Marc J. Ritenhouse      Prior to January 1998, Director
Vice President          of Finance, Fidelity
                        Investments, Inc., 82 Devonshire St., Boston, MA  02109
Kevin J. Rogers         Prior to September 1998,
Senior Vice President   Managing Director- Portfolio
                        Manager, Invesco, NY Organization, 1066 Avenue of the
                        Americas, New York, NY 10036. Prior to June 1997,
                        Senior Analyst, Fidelity Management & Research Co.,
                        82 Devonshire St., Boston, MA 02109
Oliver Rudigoz          Prior to April 1998, Portfolio
Vice President          Manager, Paribas Asset Management, #3 Rue D'Antin,
                        Paris, France, 75002
Michael V. Salm         Prior to November 1997, Mortgage
Vice President          Analyst, Blackrock Financial 345
                        Park Ave., New York, NY  10010
Preeti Sayana           Prior to January 1998, Director,
Assistant Vice President Fidelity Investments, 82
                        Devonshire St., Boston, MA 02109
Saied Simozar           Prior to March 1998, Manager,
Senior Vice President   Portfolio Analytics, DuPont
                        Pension fund Investment, One Righter Parkway,
                        Suite 3200, Wilmington, DE 198903
Robert J. Schoen        Prior to June 1997, Sole
Assistant Vice President Proprietor, Schoen Timing
                        Strategies, 315 E. 21st , New York, NY  10010
Justin M. Scott         Director, DSI Proprieties (Neja)
Managing Director       Ltd., Epping Rd., Reydon, Essex CM19 5RD
Max S. Senter           General Partner, M.S. Senter &
Senior Vice President   Sons Partnership, 4900 Fayetteville Rd., Raleigh, NC
                        27611
Raj Ken Sharma          Prior to January 1998, Vice
Vice President          President and Portfolio Manager,
                        Fleet Financial, 75 State Street, Boston, MA  02106
Jean I. Sievert         Prior to October 1998, Vice
Senior Vice President   President, Salomon Smith Barney,
                        Seven World Trade Center, New York, NY 10048.
Gordon H. Silver        Trustee, Wang Center for the
Managing Director       Performing Arts, 270 Tremont
                        St., Boston, MA  02116
David M. Silk           Member of Board of Directors,
Senior Vice President   Jobs for Bay State Graduates,
                        451 Andover St., Suite 305, North Andover, MA 01845
Steven Spiegel          Director, Ultra Diamond and Gold
Senior Managing Director Outlet, 29 East Madison St.,
                        Suite 1800, Chicago, IL 60602; Director, FACES New
                        York University Medical Center, 550 First Avenue,
                        New York, NY 10016; Trustee,
                        Babson College, One College Drive, Wellesley, MA 02157
James St. John          Prior to July 1998, Investment
Assistant Vice President Analyst, University of
                        Rochester, Rochester, NY 14627
Loren Michael Starr     Prior to February 1998, Senior
Managing Director       Vice President, Lehman Brothers,
                        3 World Financial Center, New York, NY 10285.
Michael P. Stack        Prior to November 1997, Senior
Senior Vice President   Vice President and Portfolio
                        Manager,  Independence Investment Associates, 53
                        State St., Boston, MA  02109
Toshifumi Sugimoto      Prior to October 1998, Portfolio
Senior Vice President   Manager, Deputy General Manager,
                        Nikko Securities Investment Trust & Management,
                        Fixed Income Department, 4-3 Nihonbashi, Hakozakicho,
                        Chuou-ku, Tokyo, Japan, 103-0015
Robert E. Sweeney       Prior to February 1998, Vice
Vice President          President, Corporate Research
                        Smith Barney, One New York Plaza, New York, NY 10004
Judith H. Swirbalus     Prior to January 1998, Alex,
Vice President          Brown & Sons, One South St., Baltimore, MD  21202
John C. Talanian        Member of Board of Directors,
Managing Director       the Japan Society of Boston, One
                        Milk Street, Boston, MA 02109
Nicole J. Thorpe        Prior to February 1999,
Assistant Vice President President/Owner, Thorpe
                        Resources, P.O. Box 1895, Brockton, MA 02301
Robert J. Toner         Prior to September 1998,
Assistant Vice President Associate, Goodwin Procter &
                        Hoar, LLP, Exchange Place, Boston, MA  02109
John R. Tonkin          Prior to January 1998, Analyst,
Assistant Vice President Credit Suisse First Boston
                        Celtic Towers, The Terrace Wellington, New Zealand
Robert J. Ullman        Prior to September, 1998,
Assistant Vice President Assistant Vice President, State
                        Street Bank, Two International Place, Boston, MA 02109
Scott G. Vierra         Prior to September 1997,
Vice President          Staffing Lead, Cisco Systems,
                        250 Apolio Drive, Chelmsford, MA 01824
Vincent Vliebergh       Prior to May 1998, Senior
Vice President          Consultant, Garnett Consulting,
                        30 Monument Square, Concord, MA 01742
David L. Waldman        Prior to June 1997, Senior
Managing Director       Portfolio Manager, Lazard Feres
                        Asset Management, 30 Rockefeller Center, New York, NY
                        10112
Dierdre West-Smith      Trustee, St. James Condo
Assistant Vice President Association, 66 St. James St., Roxbury, MA 02119
Toshifumi Sugimoto      Prior to October 1998, Portfolio
Senior Vice President   Manager, Deputy General Manager,
                        Nikko Securities Investment Trust & Management, Fixed
                        Income Department, 4-3 Nihonbashi, Hakozakicho,
                        Chuo-ku, Tokyo, Japan, 103-0015
Eric Wetlaufer          President and Member of Board of
Managing Director       Directors, The Boston Security
                        Analysts Society, Inc., 100 Boylston St., Suite 1050,
                        Boston, MA 02110
Edward F. Whalen        Member of the Board of
Senior Vice President   Directors, Hockomock Area YMCA,
                        300 Elmwood St., North Attleboro, MA 02760
Richard P. Wyke         Director, Salem YMCA, One Sewall
Senior Vice President   St., Salem, MA 01970

Item 27.  Principal Underwriter
(a) Putnam Mutual Funds Corp. is the principal underwriter for each of the following investment companies, including the
Registrant:

Putnam American Government Income Fund, Putnam Arizona Tax Exempt
Income Fund, Putnam Asia Pacific Growth Fund, Putnam Asset
Allocation Funds, Putnam Balanced Retirement Fund, Putnam
California Tax Exempt Income Fund, Putnam California Tax Exempt
Money Market Fund, Putnam Capital Opportunities Fund, Putnam
Convertible Income-Growth Trust, Putnam Diversified Equity Trust,
Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam
Europe Growth Fund, Putnam Florida Tax Exempt Income Fund, Putnam
Funds Trust, The George Putnam Fund of Boston, Putnam Global
Governmental Income Trust, Putnam Global Growth Fund, Putnam
Global Natural Resources Fund, The Putnam Fund for Growth and
Income, Putnam Growth and Income Fund II, Putnam Health Sciences
Trust, Putnam High Yield Trust, Putnam High Yield
Advantage Fund, Putnam High Quality Bond Fund, Putnam Income Fund,
Putnam Intermediate U.S. Government Income Fund, Putnam
International Growth Fund, Putnam Investment Funds, Putnam
Investors Fund, Putnam Massachusetts Tax Exempt Income Fund,
Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax
Exempt Income Fund, Putnam Money Market Fund, Putnam Municipal
Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New
Opportunities Fund, Putnam New York Tax Exempt Income Fund, Putnam
New York Tax Exempt Money Market Fund, Putnam New York Tax Exempt
Opportunities Fund, Putnam Ohio Tax Exempt Income Fund, Putnam OTC
& Emerging Growth Fund, Putnam Pennsylvania Tax Exempt Income
Fund, Putnam Preferred Income Fund, Putnam Strategic Income Fund,
Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market
Fund, Putnam Tax-Free Income Trust, Putnam Tax Managed Funds
Trust, Putnam U.S. Government Income Trust, Putnam Utilities
Growth and Income Fund, Putnam Variable Trust, Putnam Vista Fund,
Putnam Voyager Fund, Putnam Voyager Fund II.
(b) The directors and officers of the Registrant's principal underwriter are listed below.  The principal business address of each person is One Post Office Square, Boston, MA 02109:
Name                    Positions and Offices     Positions and
                        with Underwriter          Offices with Registrant
Aaron,Jefferson F. III  Asst. Vice President      None
Adduci,John V.          Vice President            None
Alberts,Richard W.      Asst. Vice President      None
Alden,Donald F.         Vice President            None
Alders,Christopher A.   Senior Vice President     None
Alpaugh,Christopher S.  Vice President            None
Amisano,Paulette C.     Vice President            None
Andrews,Margaret C.     Vice President            None
Arends,Michael K.       Senior Vice President     None
Armon,Lori E.           Assistant Vice President  None
Asher,Steven E.         Senior Vice President     None
Avery,Scott A.          Senior Vice President     None
Aymond,Christian E.     Senior Vice President     None
Aymond,Colin C.         Vice President            None
Babcock,Warren W., III  Senior Vice President     None
Baltimore,Mark H.W.     Asst. Vice President      None
Barnett,William E.      Asst. Vice President      None
Barrett,Thomas          Vice President            None
Battit,Suzanne J        Vice President            None
Beatty,Steven M.        Senior Vice President     None
Bent,John J.            Vice President            None
Beringer,Thomas C.      Vice President            None
Berka,Sharon A.         Senior Vice President     None
Boester,Eric C.         Assistant Vice President  None
Boneparth,John F.       Managing Director         None
Bonfilio Jr.,Peter J.   Asst. Vice President      None
Bouchard,Keith R.       Senior Vice President     None
Boudreau,Stephen T.     Assistant Vice President  None
Bradford Jr.,Linwood E. Senior Vice President     None
Bresnahan,Leslee R.     Managing Director         None
Brockelman,James D.     Senior Vice President     None
Brookman,Joel S.        Vice President            None
Brown,Timothy K.        Senior Vice President     None
Buckner,Gail D.         Senior Vice President     None
Burke,Robert W.         Senior Managing Director  None
Burrill,Gregory J.      Vice President            None
Cabana,Susan D.         Vice President            None
Capone,Robert G.        Senior Vice President     None
Cartwright,Patricia A.  Asst. Vice President      None
Casey,David M.          Vice President            None
Castle Jr.,James R.     Senior Vice President     None
Chapman,Thomas E.       Vice President            None
Chase,Mary Claire       Senior Vice President     None
Chrostowski,Louis F.    Senior Vice President     None
Church,Daniel J.        Vice President            None
Clark,Richard B.        Senior Vice President     None
Clermont,Mary           Vice President            None
Clinton,John C.         Asst. Vice President      None
Collman,Kathleen M.     Senior Managing Director  None
Commane,Karen L.        Asst. Vice President      None
Coneeny,Mark L.         Senior Vice President     None
Connelly,Donald A.      Senior Vice President     None
Connolly,Karen E.       Asst. Vice President      None
Connolly,William T.     Managing Director         None
Conyers,Barry M.        Vice President            None
Corbett,Dennis          Vice President            None
Corvinus,F. Nicholas    Senior Vice President     None
Cosmer,Thomas A.        Senior Vice President     None
Cote,Marie C.           Asst. Vice President      None
Cotto,Stephen P         Asst. Vice President      None
Cristo,Chad H.          Vice President            None
Curran,Peter J.         Senior Vice President     None
Dahill,Jessica E.       Vice President            None
Daly,Kenneth L.         Managing Director         None
Dane,Edward H.          Senior Vice President     None
Daylor,Donna M.         Vice President            None
Days,Nancy M.           Asst. Vice President      None
Deluse,Laura R.         Asst. Vice President      None
deMont,Lisa M.          Vice President            None
Derbyshire,Ralph C      Senior Vice President     None
Devin,Renate S.         Senior Vice President     None
Diaz,Roger              Vice President            None
DiStasio,Karen E.       Vice President            None
Dolan,Michael G.        Vice President            None
Donaldson,Scott M.      Vice President            None
Dougherty,Thomas        Vice President            None
Duffy,Deirdre E.        Senior Vice President     None
Durbin,Emily J.         Vice President            None
Durkee,Christine        Asst. Vice President      None
Edlin,David B.          Managing Director         None
Elder,Michael D.        Vice President            None
English,James M.        Senior Vice President     None
Esposito,Vincent        Managing Director         None
Fair,Richard J.         Assistant Vice President  None
Farrell,Deborah S.      Senior Vice President     None
Favaloro,Beth A.        Vice President            None
Feldman,Susan H.        Senior Vice President     None
Fisher,C. Nancy         Managing Director         None
Fishman,Mitchell B.     Senior Vice President     None
Fiumara,Joseph C.       Vice President            None
Flaherty,Patricia C.    Senior Vice President     None
Fleisher,Kate           Vice President            None
Foley,Timothy P.        Vice President            None
Foster,Laura            Asst. Vice President      None
Frost,Karen T.          Senior Vice President     None
Fullerton,Brian J.      Senior Vice President     None
Gaudette,Marjorie B.    Vice President            None
Gennaco,Joseph P.       Senior Vice President     None
Gibbs,Stephen C.        Vice President            None
Gindel,Caroline E.      Asst. Vice President      None
Goodfellow,Mark D.      Vice President            None
Goodman,Robert          Managing Director         None
Gould,Carol J.          Asst. Vice President      None
Grace,Anthony J.        Asst. Vice President      None
Grace,Linda K.          Vice President            None
Grey,Eric M.            Vice President            None
Grossberg,Jill          Asst. Vice President      None
Grove,Denise            Vice President            None
Gubala,Jeffrey P.       Vice President            None
Guerin,Donnalee         Asst. Vice President      None
Guerra,Salvatore F.     Vice President            None
Hadley,Christopher      Asst. Vice President      None
Haines,James B.         Asst. Vice President      None
Hall,Debra L.           Vice President            None
Halloran,James E.       Vice President None
Halloran,Thomas W.      Senior Vice President    None
Hansen,Christine M.     Asst. Vice President     None
Harbeck,John D.         Vice President           None
Harrington,Bruce D.     Vice President           None
Harrington,Shannon W.   Vice President           None
Hartig,Robert           Vice President           None
Hartigan,Craig W.       Vice President           None
Hartley,Deborah M.      Asst. Vice President     None
Hayes-Castro,Deanna R.  Vice President           None
Hedstrom,Gayle A.       Asst. Vice President     None
Heffernan,Paul P.       Senior Vice President    None
Heller, Kim G. Asst.    Vice President           None
Heimanson,Susan M.      Senior Vice President    None
Holly Sr.,Jeremiah K.   Vice President           None
Holmes,Maureen A.       Vice President           None
Hooley,Daniel F Jr.     Vice President           None
Howes,Douglas E.        Assistant Vice President None
Hoyt,Paula J.           Asst. Vice President     None
Hurley,William J.       Managing Director & CFO  None
Hutcherson, Eric A.     Asst. Vice President     None
Hutchins,Robert B.      Vice President           None
Iino,Yoshiro            Vice President           None
Jacobsen,Dwight D.      Managing Director        None
Jordan,Stephen R.       Asst. Vice President     None
Kaminsky,Gregory C.     Vice President           None
Kapinos,Peter J.        Vice President           None
Keleher,Kevin J.        Asst. Vice President     None
Kelley,Brian J.         Vice President           None
Kelly,A.Siobhan         Asst. Vice President     None
Kennedy,Alicia C.       Asst. Vice President     None
King,David L.           Managing Director        None
King,David R.           Vice President           None
Kinsman,Anne            Senior Vice President    None
Kirk,Deborah H.         Senior Vice President    None
Koontz,Jill A.          Senior Vice President    None
Kreutzberg,Howard H.    Senior Vice President    None
Lacascia,Charles M.     Vice President           None
Landers,Bruce M.        Vice President           None
Lane,Linda L.           Asst. Vice President     None
LaPierre,Christopher W  Asst. Vice President     None
Lathrop,James D.        Senior Vice President    None
Lawlor,Stephanie T.     Asst. Vice President     None
Leary,Joan M.           Vice President           None
Ledbetter,Charles C.    Vice President           None
Leddy,Maura W.          Vice President           None
Leipsitz,Margaret       Asst. Vice President     None
Lemire,Kevin            Vice President           None
Levy,Eric S.            Senior Vice President    None
Levy,Norman S.          Vice President           None
Lewandowski Jr.,Edward  Vice President           None
Lewandowski,Edward V.   Senior Vice President    None
Lewis,Paul              Asst. Vice President     None
Li,Mei                  Asst. Vice President     None
Lieberman,Samuel L.     Senior Vice President    None
Lifsitz,David M.        Vice President           None
Lilien,David R.         Vice President           None
Linehan,Ann-Marie       Asst. Vice President     None
Linquata,Louis K.       Asst. Vice President     None
Litant,Lisa M.          Vice President           None
Lockwood,Maura A.       Senior Vice President    None
Lohmeier,Andrew         Asst. Vice President     None
Lomba,Rufino R.         Senior Vice President    None
Lord,Caroline F.        Assistant Vice President None
Lucey,Kevin J           Vice President           None
Lucey,Robert F.         Director                 None
Luskin,James M.         Assistant Vice President None
Lyons,Robert F.         Asst. Vice President     None
Malatos,Ann             Vice President           None
Mallin,Bonnie J.        Senior Vice President    None
Maloof,Renee L.         Asst. Vice President     None
Mancini,Dana            Asst. Vice President     None
Manning,George J.       Vice President           None
Manthorne,Heather M.    Asst. Vice President     None
Maravel,Alexi A.        Asst. Vice President     None
McAvoy,Bridget          Vice President           None
McCafferty,Karen A.     Vice President           None
McCarthy,Anne B.        Asst. Vice President     None
McConville,Paul D.      Senior Vice President    None
McCracken,Brian         Asst. Vice President     None
McCutcheon,Bruce A      Senior Vice President    None
McDermott,Daniel E.     Asst. Vice President     None
McKenna,Mark J.         Senior Vice President    None
McNamara,Laura          Vice President           None
McNamee,Mary G.         Vice President           None
Meagher,Dorothy B.      Asst. Vice President     None
Metelmann,Claye A.      Vice President           None
Miller,Bart D.          Senior Vice President    None
Miller,Jeffrey M.       Managing Director        None
Mills,Ronald K.         Vice President           None
Minsk,Judith            Asst. Vice President     None
Mintzer,Matthew P.      Senior Vice President    None
Monaghan,Richard A.     Managing Director        Vice President
Monahan,Kimberly A.     Vice President           None
Moody,Paul R.           Vice President           None
Moonin,Sara R.          Asst. Vice President     None
Moret,Mitchell L.       Senior Vice President    None
Mosher,Barry L.         Asst. Vice President     None
Mullen,Donald E.        Senior Vice President    None
Munson,Brian D.         Vice President           None
Murphy Jr.,Kenneth W.   Asst. Vice President     None
Murphy,Paul G.          Vice President           None
Murray,Brendan R.       Senior Vice President    None
Nadherny,Robert         Senior Vice President    None
Natale,Ellen E.         Asst. Vice President     None
Nauen,Kimberly Page     Vice President           None
Neary,Ellen R.          Vice President           None
Neher,Stacy P.          Asst. Vice President     None
Nelson,Alexander L.     Managing Director        None
Nelson,Andrew E.        Vice President           None
Neutra,Colleen J.       Asst. Vice President     None
Newell,Amy Jane         Vice President           None
Nickodemus,John P.      Senior Vice President    None
Nickse,Gail A.          Asst. Vice President     None
O'Brien,Lois C.         Vice President           None
O'Brien,Nancy E.        Vice President           None
O'Connell,Gayle M.      Vice President           None
O'Connor,Brian P.       Vice President           None
O'Connor,Matthew        Asst. Vice President     None
Onofrio,Ellen           Asst. Vice President     None
Owens,Kerry M.          Asst. Vice President     None
Palmer,Patrick J.       Vice President           None
Panek,Raymond           Asst. Vice President     None
Panessa,Brian           Vice President           None
Papes,Scott A.          Vice President           None
Perkins,Erin M.         Asst. Vice President     None
Peterson,Jennifer H.    Vice President           None
Petralia,Randolph S.    Senior Vice President    None
Phoenix,John G.         Senior Vice President    None
Phoenix,Joseph          Senior Vice President    None
Plapinger,Keith         Senior Vice President    None
Powers,Brian S.         Asst. Vice President     None
Present,Howard B.       Senior Vice President    None
Pulkrabek,Scott M.      Vice President           None
Putnam,George           Director                 Chairman and President
Quinn,Lisa F.           Asst. Vice President     None
Reed,Nadine McQueen     Asst. Vice President     None
Rider,Wendy             Vice President           None
Riley,Megan G.          Asst. Vice President     None
Ritenhouse,Marc J.      Vice President           None
Rodammer,Kris           Senior Vice President    None
Rodts,Jennifer M.       Assistant Vice President None
Rogers,Deborah A.       Vice President           None
Rowe,Robert B.          Vice President           None
Ryan,Carolyn M.         Asst. Vice President     None
Ryan,Deborah A.         Vice President           None
Ryan,William M.         Vice President           None
Saunders,Catherine A.   Senior Vice President    None
Saunders,Robbin L.      Vice President           None
Saur,Karl W.            Vice President           None
Scanlon,Michael M.      Vice President           None
Schaefer,Jennifer L.    Asst. Vice President     None
Schofield,Shannon D.    Senior Vice President    None
Schultz,Mitchell D.     Managing Director        None
Scordato,Christine A.   Senior Vice President    None
Scott,Joseph W.         Asst. Vice President     None
Segers,Elizabeth R.     Senior Vice President    None
Shamburg,John B.        Vice President           None
Sharpless,Kathy G.      Managing Director        None
Short,Jonathan D.       Senior Vice President    None
Siebold,Mark J.         Asst. Vice President     None
Siemon Jr.,Frank E.     Asst. Vice President     None
Silver,Gordon H.        Sr Managing Director     Vice President
Skistimas Jr,John J.    Vice President           None
Smith,Stuart C.         Vice President           None
Southard,Peter J.       Vice President           None
Spiegel,Steven Sr       Managing Director        None
Sprague,David L.        Vice President           None
Stack,Michael P.        Senior Vice President    None
Stanojev,Nicholas T.    Senior Vice President    None
Starr,Loren M.          Managing Director        None
Steinberg,Lauren B.     Asst. Vice President     None
Stern,Derek A.          Asst. Vice President     None
Stickney,Paul R.        Senior Vice President    None
Strumpf,Casey  Senior   Vice President           None
Sugimoto,Toshifumi      Senior Vice President    None
Sullivan,Brian L.       Senior Vice President    None
Sullivan,Donna G        Vice President           None
Sullivan,Elaine M.      Senior Vice President    None
Sullivan,Kevin J.       Senior Vice President    None
Sullivan,Maryann        Asst. Vice President     None
Sweeney,Janet C.        Senior Vice President    None
Talanian,John C.        Managing Director        None
Tanner,B Iris           Vice President           None
Tavares,April M.        Asst. Vice President     None
Taylor,David S.         Vice President           None
Telling,John R.         Senior Vice President    None
Thorpe,Nicole J.        Asst. Vice President     None
Tibbetts,Richard B.     Managing Director        None
Tiangco,Elaine H.       Asst. Vice President     None
Tirado,Patrice M.       Vice President           None
Toner,Robert J.         Asst. Vice President     None
Troped,Bonnie L.        Senior Vice President    None
Trowbridge,Wendy S.     Asst. Vice President     None
Turpin,Thomas M.        Managing Director        None
Vander Linde,Douglas J. Senior Vice President    None
Veale,David B.          Asst. Vice President     None
Veddern,Daniel R.       Vice President           None
Verani,John R.          Senior Vice President    Vice President
Walsh,Stephen M.        Vice President           None
Warde,Elizabeth a.      Asst. Vice President     None
Waters,Mitchell J.      Vice President           None
West-Smith,Deirdre      Asst. Vice President     None
Whalen,Brian            Vice President           None
Whalen,Edward F.        Senior Vice President    None
Whitaker,J. Greg        Vice President           None
White,J. Bennett        Vice President           None
Wilde,Michael R.        Asst. Vice President     None
Wolfson,Jane            Senior Vice President    None
Woolverton,William H.   Managing Director        None
Young,Jason P.          Vice President           None
Zografos,Laura J.       Senior Vice President    None
Zukowski,Virginia A.    Senior Vice President    None



ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

      Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrants' Associate Clerk, Judith Cohen; Registrants' investment adviser, Putnam Investment Management, Inc.; Registrants' principal underwriter, Putnam Mutual Funds Corp.; Registrants' custodian, Putnam Fiduciary Trust Company ("PFTC"); and Registrants' transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Associate Clerk, investment adviser, principal underwriter, and custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.

 ITEM 29.  MANAGEMENT SERVICES

         None.


CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of the Post-Effective Amendments, as noted below, to the Registration Statements, of our reports, as dated below, on our audits of the financial statements and financial highlights of the Funds, which reports are included in the May 31, 1999 Annual Reports for Putnam Arizona Tax Exempt Income Fund, Putnam Florida Tax Exempt Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund and Putnam Pennsylvania Tax Exempt Income Fund, which financial statements and financial highlights are incorporated by reference into the Registration Statements:
     Post-Effective
Fund            File #              Date of Report     Amendment
 Arizona        33-37992       July 12, 1999       10
 Florida        33-35677       July 12, 1999       10
 Massachusetts  33-5416        July 14, 1999       19
 Michigan            33-8923        July 13, 1999       19
 Minnesota           33-8916        July 13, 1999       19
 Ohio                33-8924        July 14, 1999       19
 New Jersey          33-32550       July 12, 1999       10
 Pennsylvania        33-28321       July 12, 1999       12

We also consent to the references to us under the caption
"Independent Accountants and Financial Statements" in the
Statements of Additional Information and under the heading
"Financial highlights" in such Prospectuses.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 26, 1999

      NOTICE

     Copies of the Agreement and Declaration of Trust of each of Putnam Arizona Tax Exempt Income Fund, Putnam Florida Tax Exempt Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund and Putnam Pennsylvania Tax Exempt Income Fund are on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of each Registrant by an officer of such Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrants.

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each of the Registrants has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 30th day of July, 1999.

 PUTNAM ARIZONA TAX EXEMPT INCOME FUND
 PUTNAM FLORIDA TAX EXEMPT INCOME FUND
 PUTNAM MASSACHUSETTS TAX EXEMPT
 INCOME FUND
 PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
 PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
 PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
 PUTNAM OHIO TAX EXEMPT INCOME FUND
 PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

 By: Gordon H. Silver, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statements of Putnam Arizona Tax Exempt Income Fund, Putnam Florida Tax Exempt Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund and Putnam Pennsylvania Tax Exempt Income Fund has been signed on its behalf by the persons undersigned in the capacities and on the dates indicated.

     SIGNATURE       TITLE

George Putnam  President and Chairman of the Board;  Principal
Executive Officer; Trustee

John D. Hughes Senior Vice President, Treasurer and Principal
Financial Officer
Paul G. Bucuvalas   Assistant Treasurer and Principal Accounting
Officer
Jameson A. Baxter   Trustee
Hans H. Estin  Trustee
John A. Hill   Trustee
Ronald J.Jackson    Trustee
Paul L. Joskow Trustee
Elizabeth T. Kennan Trustee
John H. Mullin, III Trustee
Lawrence J. Lasser  Trustee
Robert E. Patterson Trustee
William F. Pounds   Trustee
George Putnam, III  Trustee
 A.J.C. Smith  Trustee
W. Thomas Stephens  Trustee
W. Nicholas Thorndike    Trustee

By:   Gordon H. Silver, as Attorney-in-Fact
          July 30, 1999

     EXHIBIT INDEX

Exhibits
 1.  Management Contract dated July 16, 1999 for Arizona fund --
Exhibit 1.
 2.  Management Contract dated July 1, 1999 for Florida fund --
Exhibit 2.
 3.  Management Contract dated July 1, 1999 Massachusetts fund --
Exhibit 3.
 4.  Management Contract dated July 1, 1999 for Michigan fund --
Exhibit 4.
 5.  Management Contract dated July 1, 1999 for Minnesota fund --
Exhibit 5.
 6.  Management Contract dated July 1, 1999 for New Jersey fund --
Exhibit 6.
 7.  Management Contract dated July 1, 1999 for Ohio fund --
Exhibit 7.
 8.  Management Contract dated July 1, 1999 for Pennsylvania fund
-- Exhibit 8.